UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 09525

Rydex Dynamic Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Dynamic Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

 The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2019

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® 2x Strategy Fund
Inverse S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® 2x Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund
Russell 2000® 2x Strategy Fund
Inverse Russell 2000® 2x Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
S&P 500® 2x STRATEGY FUND	9
INVERSE S&P 500® 2x STRATEGY FUND	23
NASDAQ-100® 2x STRATEGY FUND	32
INVERSE NASDAQ-100® 2x STRATEGY FUND	42
DOW 2x STRATEGY FUND	51
INVERSE DOW 2x STRATEGY FUND	60
RUSSELL 2000® 2x STRATEGY FUND	69
INVERSE RUSSELL 2000® 2x STRATEGY FUND	97
NOTES TO FINANCIAL STATEMENTS	106
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	121
OTHER INFORMATION	122
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	123
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	126

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the 12 months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 9.50%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.71%. The return of the MSCI Emerging Markets Index* was -7.41%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.48% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 5.93%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® Index (“DJIA”) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow in 1896.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE RYDEX FUNDS ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund's inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® 2x Strategy Fund
A-Class	1.92%	(7.50%)	$ 1,000.00	$ 925.00	$ 9.21
C-Class	2.67%	(7.84%)	1,000.00	921.60	12.79
H-Class	1.92%	(7.51%)	1,000.00	924.90	9.21
Inverse S&P 500® 2x Strategy Fund
A-Class	1.91%	0.41%	1,000.00	1,004.10	9.54
C-Class	2.66%	0.06%	1,000.00	1,000.60	13.27
H-Class	1.92%	0.41%	1,000.00	1,004.10	9.59
NASDAQ-100® 2x Strategy Fund
A-Class	1.95%	(10.88%)	1,000.00	891.20	9.19
C-Class	2.70%	(11.22%)	1,000.00	887.80	12.71
H-Class	1.95%	(10.88%)	1,000.00	891.20	9.19
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.94%	(1.39%)	1,000.00	986.10	9.61
C-Class	2.69%	(1.74%)	1,000.00	982.60	13.30
H-Class	1.94%	(1.46%)	1,000.00	985.40	9.60
Dow 2x Strategy Fund
A-Class	1.95%	(5.96%)	1,000.00	940.40	9.43
C-Class	2.70%	(6.31%)	1,000.00	936.90	13.04
H-Class	1.95%	(5.95%)	1,000.00	940.50	9.43
Inverse Dow 2x Strategy Fund
A-Class	1.92%	(1.22%)	1,000.00	987.80	9.52
C-Class	2.68%	(1.71%)	1,000.00	982.90	13.25
H-Class	1.93%	(1.32%)	1,000.00	986.80	9.56
Russell 2000® 2x Strategy Fund
A-Class	1.93%	(20.42%)	1,000.00	795.80	8.64
C-Class	2.69%	(20.73%)	1,000.00	792.70	12.02
H-Class	1.97%	(20.49%)	1,000.00	795.10	8.82
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.93%	13.94%	1,000.00	1,139.40	10.29
C-Class	2.67%	13.52%	1,000.00	1,135.20	14.21
H-Class	1.94%	13.92%	1,000.00	1,139.20	10.35

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® 2x Strategy Fund
A-Class	1.92%	5.00%	$ 1,000.00	$ 1,015.36	$ 9.65
C-Class	2.67%	5.00%	1,000.00	1,011.62	13.39
H-Class	1.92%	5.00%	1,000.00	1,015.36	9.65
Inverse S&P 500® 2x Strategy Fund
A-Class	1.91%	5.00%	1,000.00	1,015.41	9.60
C-Class	2.66%	5.00%	1,000.00	1,011.67	13.34
H-Class	1.92%	5.00%	1,000.00	1,015.36	9.65
NASDAQ-100® 2x Strategy Fund
A-Class	1.95%	5.00%	1,000.00	1,015.21	9.80
C-Class	2.70%	5.00%	1,000.00	1,011.47	13.54
H-Class	1.95%	5.00%	1,000.00	1,015.21	9.80
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.94%	5.00%	1,000.00	1,015.26	9.75
C-Class	2.69%	5.00%	1,000.00	1,011.52	13.49
H-Class	1.94%	5.00%	1,000.00	1,015.26	9.75
Dow 2x Strategy Fund
A-Class	1.95%	5.00%	1,000.00	1,015.21	9.80
C-Class	2.70%	5.00%	1,000.00	1,011.47	13.54
H-Class	1.95%	5.00%	1,000.00	1,015.21	9.80
Inverse Dow 2x Strategy Fund
A-Class	1.92%	5.00%	1,000.00	1,015.36	9.65
C-Class	2.68%	5.00%	1,000.00	1,011.57	13.44
H-Class	1.93%	5.00%	1,000.00	1,015.31	9.70
Russell 2000® 2x Strategy Fund
A-Class	1.93%	5.00%	1,000.00	1,015.31	9.70
C-Class	2.69%	5.00%	1,000.00	1,011.52	13.49
H-Class	1.97%	5.00%	1,000.00	1,015.11	9.90
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.93%	5.00%	1,000.00	1,015.31	9.70
C-Class	2.67%	5.00%	1,000.00	1,011.62	13.39
H-Class	1.94%	5.00%	1,000.00	1,015.26	9.75

[1]	Annualized
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500® Index. S&P 500® 2x Strategy Fund H-Class returned 11.72%, while the S&P 500® Index returned 9.50% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Technology and Health Care. The Materials sector was the only detractor from return of the underlying index for the period. The Energy sector contributed the least.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. contributed the most to performance of the underlying index for the period. NVIDIA Corp., Bristol-Myers Squibb Co., and Schlumberger NV detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 27, 2000
H-Class	May 19, 2000

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	3.0%
Apple, Inc.	2.8%
Amazon.com, Inc.	2.4%
Facebook, Inc. — Class A	1.3%
Berkshire Hathaway, Inc. — Class B	1.3%
Johnson & Johnson	1.2%
Alphabet, Inc. — Class C	1.2%
Alphabet, Inc. — Class A	1.2%
Exxon Mobil Corp.	1.1%
JPMorgan Chase & Co.	1.1%
Top Ten Total	16.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	11.73%	17.09%	27.50%
A-Class Shares with sales charge†	6.42%	15.95%	26.88%
C-Class Shares	10.90%	16.21%	26.58%
C-Class Shares with CDSC‡	9.90%	16.21%	26.58%
H-Class Shares	11.72%	17.08%	27.50%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 77.0%

Consumer, Non-cyclical - 17.3%
Johnson & Johnson	12,355	$1,727,105
Procter & Gamble Co.	11,605	1,207,500
UnitedHealth Group, Inc.	4,451	1,100,554
Pfizer, Inc.	25,756	1,093,857
Merck & Company, Inc.	11,975	995,961
Coca-Cola Co.	17,851	836,498
PepsiCo, Inc.	6,517	798,658
Abbott Laboratories	8,148	651,351
Philip Morris International, Inc.	7,212	637,469
Medtronic plc	6,222	566,700
PayPal Holdings, Inc.*	5,443	565,201
AbbVie, Inc.	6,843	551,477
Amgen, Inc.	2,887	548,472
Eli Lilly & Co.	4,007	519,948
Thermo Fisher Scientific, Inc.	1,868	511,309
Altria Group, Inc.	8,696	499,411
Danaher Corp.	2,915	384,838
Gilead Sciences, Inc.	5,917	384,664
Bristol-Myers Squibb Co.	7,574	361,356
Anthem, Inc.	1,192	342,080
Mondelez International, Inc. — Class A	6,700	334,464
CVS Health Corp.	6,017	324,497
Automatic Data Processing, Inc.	2,021	322,835
Becton Dickinson and Co.	1,248	311,663
Celgene Corp.*	3,258	307,360
Intuitive Surgical, Inc.*	531	302,978
Cigna Corp.	1,763	283,526
Stryker Corp.	1,435	283,441
Colgate-Palmolive Co.	3,997	273,954
Boston Scientific Corp.*	6,430	246,783
S&P Global, Inc.	1,153	242,764
Zoetis, Inc.	2,221	223,588
Vertex Pharmaceuticals, Inc.*	1,186	218,165
Biogen, Inc.*	913	215,815
Allergan plc	1,450	212,295
Illumina, Inc.*	682	211,890
Ecolab, Inc.	1,175	207,435
Kimberly-Clark Corp.	1,598	197,992
Edwards Lifesciences Corp.*	964	184,442
Baxter International, Inc.	2,211	179,777
Estee Lauder Companies, Inc. — Class A	1,013	167,702
Humana, Inc.	629	167,314
HCA Healthcare, Inc.	1,239	161,541
Regeneron Pharmaceuticals, Inc.*	364	149,466
Sysco Corp.	2,191	146,271
General Mills, Inc.	2,768	143,244
Alexion Pharmaceuticals, Inc.*	1,037	140,182
Moody’s Corp.	771	139,620
Constellation Brands, Inc. — Class A	773	135,530
Zimmer Biomet Holdings, Inc.	948	121,060
Archer-Daniels-Midland Co.	2,598	112,052
IQVIA Holdings, Inc.*	734	105,586
McKesson Corp.	890	104,183
Centene Corp.*	1,917	101,793
Verisk Analytics, Inc. — Class A	759	100,947
Global Payments, Inc.	731	99,796
Monster Beverage Corp.*	1,814	99,008
FleetCor Technologies, Inc.*	398	98,143
Align Technology, Inc.*	338	96,104
Clorox Co.	595	95,474
Tyson Foods, Inc. — Class A	1,370	95,119
Kraft Heinz Co.	2,885	94,195
IHS Markit Ltd.*	1,686	91,685
Kroger Co.	3,701	91,045
IDEXX Laboratories, Inc.*	399	89,216
McCormick & Company, Inc.	569	85,709
Church & Dwight Company, Inc.	1,141	81,273
Cintas Corp.	393	79,429
Hershey Co.	645	74,065
Total System Services, Inc.	755	71,733
Incyte Corp.*	824	70,872
Laboratory Corporation of America Holdings*	457	69,912
ResMed, Inc.	665	69,140
Cooper Companies, Inc.	229	67,823
Mylan N.V.*	2,392	67,789
Kellogg Co.	1,165	66,848
Cardinal Health, Inc.	1,383	66,591
Equifax, Inc.	560	66,360
Teleflex, Inc.	213	64,360
Gartner, Inc.*	416	63,099
WellCare Health Plans, Inc.*	232	62,582
Conagra Brands, Inc.	2,253	62,498
JM Smucker Co.	528	61,512
Hologic, Inc.*	1,242	60,113
ABIOMED, Inc.*	209	59,688
Varian Medical Systems, Inc.*	421	59,664
AmerisourceBergen Corp. — Class A	725	57,652
Hormel Foods Corp.	1,265	56,622
Quest Diagnostics, Inc.	623	56,020
Molson Coors Brewing Co. — Class B	871	51,955
Universal Health Services, Inc. — Class B	387	51,769
Dentsply Sirona, Inc.	1,032	51,177
Lamb Weston Holdings, Inc.	680	50,959
Avery Dennison Corp.	390	44,070
Henry Schein, Inc.*	702	42,197
United Rentals, Inc.*	369	42,158
Brown-Forman Corp. — Class B	771	40,694
Nielsen Holdings plc	1,649	39,032
Robert Half International, Inc.	552	35,968
Campbell Soup Co.	894	34,088
DaVita, Inc.*	587	31,868
Rollins, Inc.	684	28,468
Perrigo Company plc	580	27,933
Nektar Therapeutics*	808	27,149
Quanta Services, Inc.	656	24,757
Coty, Inc. — Class A1	2,091	24,047
H&R Block, Inc.	953	22,815
Total Consumer, Non-cyclical		24,588,807

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value

Financial - 13.5%
Berkshire Hathaway, Inc. — Class B*	9,021	$1,812,229
JPMorgan Chase & Co.	15,190	1,537,684
Visa, Inc. — Class A	8,119	1,268,107
Bank of America Corp.	41,671	1,149,703
Mastercard, Inc. — Class A	4,188	986,065
Wells Fargo & Co.	18,995	917,838
Citigroup, Inc.	10,909	678,758
American Tower Corp. — Class A REIT	2,046	403,185
American Express Co.	3,208	350,634
U.S. Bancorp	6,980	336,366
Goldman Sachs Group, Inc.	1,589	305,072
Chubb Ltd.	2,127	297,950
CME Group, Inc. — Class A	1,660	273,203
Simon Property Group, Inc. REIT	1,433	261,107
PNC Financial Services Group, Inc.	2,104	258,077
Morgan Stanley	6,025	254,255
Crown Castle International Corp. REIT	1,928	246,784
BlackRock, Inc. — Class A	565	241,464
Charles Schwab Corp.	5,503	235,308
Marsh & McLennan Companies, Inc.	2,343	220,008
Prologis, Inc. REIT	2,924	210,382
Bank of New York Mellon Corp.	4,075	205,502
Intercontinental Exchange, Inc.	2,637	200,781
Progressive Corp.	2,709	195,292
Aon plc	1,113	189,989
MetLife, Inc.	4,441	189,053
Capital One Financial Corp.	2,171	177,349
Equinix, Inc. REIT	387	175,373
Prudential Financial, Inc.	1,897	174,296
Aflac, Inc.	3,481	174,050
American International Group, Inc.	4,034	173,704
Travelers Companies, Inc.	1,222	167,610
BB&T Corp.	3,543	164,856
Public Storage REIT	696	151,575
Allstate Corp.	1,540	145,037
Welltower, Inc. REIT	1,792	139,059
Equity Residential REIT	1,716	129,249
AvalonBay Communities, Inc. REIT	643	129,069
SunTrust Banks, Inc.	2,056	121,818
State Street Corp.	1,757	115,628
Digital Realty Trust, Inc. REIT	964	114,716
T. Rowe Price Group, Inc.	1,096	109,732
Discover Financial Services	1,523	108,377
Ventas, Inc. REIT	1,652	105,414
Willis Towers Watson plc	599	105,214
SBA Communications Corp. REIT*	522	104,223
Realty Income Corp. REIT	1,409	103,646
M&T Bank Corp.	643	100,964
Synchrony Financial	3,030	96,657
Boston Properties, Inc. REIT	717	95,992
Northern Trust Corp.	1,013	91,585
Weyerhaeuser Co. REIT	3,463	91,215
Fifth Third Bancorp	3,571	90,061
Essex Property Trust, Inc. REIT[1]	305	88,218
Hartford Financial Services Group, Inc.	1,668	82,933
Ameriprise Financial, Inc.	629	80,575
First Republic Bank	764	76,752
Alexandria Real Estate Equities, Inc. REIT	523	74,559
KeyCorp	4,680	73,710
CBRE Group, Inc. — Class A*	1,449	71,653
Citizens Financial Group, Inc.	2,136	69,420
HCP, Inc. REIT	2,216	69,361
Regions Financial Corp.	4,721	66,802
Arthur J Gallagher & Co.	854	66,697
Host Hotels & Resorts, Inc. REIT	3,435	64,921
Huntington Bancshares, Inc.	4,856	61,574
Loews Corp.	1,271	60,919
Cincinnati Financial Corp.	703	60,388
Principal Financial Group, Inc.	1,201	60,278
Extra Space Storage, Inc. REIT	591	60,229
UDR, Inc. REIT	1,279	58,143
Mid-America Apartment Communities, Inc. REIT	528	57,726
Lincoln National Corp.	948	55,648
SVB Financial Group*	244	54,256
Vornado Realty Trust REIT	804	54,222
Comerica, Inc.	738	54,110
E*TRADE Financial Corp.	1,143	53,069
Regency Centers Corp. REIT	777	52,440
Duke Realty Corp. REIT	1,667	50,977
Cboe Global Markets, Inc.	521	49,724
Federal Realty Investment Trust REIT	345	47,558
Raymond James Financial, Inc.	589	47,361
Iron Mountain, Inc. REIT	1,328	47,091
Nasdaq, Inc.	537	46,982
Franklin Resources, Inc.	1,371	45,435
Everest Re Group Ltd.	189	40,816
Zions Bancorp North America	864	39,234
Torchmark Corp.	470	38,517
Western Union Co.	2,022	37,346
Apartment Investment & Management Co. — Class A REIT	741	37,284
Alliance Data Systems Corp.	211	36,921
Kimco Realty Corp. REIT	1,955	36,168
Invesco Ltd.	1,842	35,569
SL Green Realty Corp. REIT	388	34,889
Unum Group	996	33,695
People’s United Financial, Inc.	1,752	28,803
Assurant, Inc.	286	27,144
Affiliated Managers Group, Inc.	241	25,813
Jefferies Financial Group, Inc.	1,220	22,924
Macerich Co. REIT	491	21,285
Brighthouse Financial, Inc.*	541	19,633
Total Financial		19,161,037

Technology - 12.8%
Microsoft Corp.	35,592	4,197,720
Apple, Inc.	20,781	3,947,351
Intel Corp.	20,862	1,120,289
Oracle Corp.	11,821	634,906
Adobe, Inc.*	2,263	603,067
International Business Machines Corp.	4,128	582,461

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value

salesforce.com, Inc.*	3,549	$562,055
Broadcom, Inc.	1,838	552,705
Accenture plc — Class A	2,957	520,491
NVIDIA Corp.	2,811	504,743
Texas Instruments, Inc.	4,354	461,829
QUALCOMM, Inc.	5,615	320,223
Intuit, Inc.	1,202	314,215
Micron Technology, Inc.*	5,201	214,957
Cognizant Technology Solutions Corp. — Class A	2,668	193,296
Analog Devices, Inc.	1,709	179,906
Applied Materials, Inc.	4,404	174,663
Fidelity National Information Services, Inc.	1,498	169,424
Activision Blizzard, Inc.	3,544	161,358
Fiserv, Inc.*	1,817	160,405
Autodesk, Inc.*	1,016	158,313
Red Hat, Inc.*	820	149,814
Xilinx, Inc.	1,174	148,852
Electronic Arts, Inc.*	1,390	141,266
HP, Inc.	7,114	138,225
Lam Research Corp.	708	126,739
Paychex, Inc.	1,483	118,937
Advanced Micro Devices, Inc.*	4,087	104,300
Hewlett Packard Enterprise Co.	6,388	98,567
KLA-Tencor Corp.	766	91,468
Microchip Technology, Inc.[1]	1,099	91,173
Cerner Corp.*	1,505	86,101
Cadence Design Systems, Inc.*	1,301	82,627
DXC Technology Co.	1,245	80,066
Synopsys, Inc.*	694	79,914
NetApp, Inc.	1,146	79,464
MSCI, Inc. — Class A	391	77,746
ANSYS, Inc.*	389	71,074
Maxim Integrated Products, Inc.	1,268	67,420
Skyworks Solutions, Inc.	808	66,644
Western Digital Corp.	1,349	64,833
Citrix Systems, Inc.	581	57,902
Seagate Technology plc	1,189	56,941
Fortinet, Inc.*	673	56,512
Broadridge Financial Solutions, Inc.	537	55,682
Akamai Technologies, Inc.*	757	54,284
Jack Henry & Associates, Inc.	358	49,669
Take-Two Interactive Software, Inc.*	525	49,544
Qorvo, Inc.*	570	40,886
Xerox Corp.	927	29,646
IPG Photonics Corp.*	165	25,044
Total Technology		18,175,717

Communications - 11.5%
Amazon.com, Inc.*	1,914	3,408,356
Facebook, Inc. — Class A*	11,067	1,844,758
Alphabet, Inc. — Class C*	1,426	1,673,140
Alphabet, Inc. — Class A*	1,389	1,634,700
Verizon Communications, Inc.	19,169	1,133,463
Cisco Systems, Inc.	20,422	1,102,584
AT&T, Inc.	33,793	1,059,748
Walt Disney Co.	8,103	899,627
Comcast Corp. — Class A	20,953	837,701
Netflix, Inc.*	2,025	722,034
Booking Holdings, Inc.*	209	364,686
Charter Communications, Inc. — Class A*	805	279,262
eBay, Inc.	3,990	148,189
Corning, Inc.	3,650	120,815
Twitter, Inc.*	3,380	111,134
Motorola Solutions, Inc.	760	106,719
VeriSign, Inc.*	489	88,783
CBS Corp. — Class B	1,613	76,666
Arista Networks, Inc.*	242	76,099
Omnicom Group, Inc.	1,038	75,763
Symantec Corp.	2,965	68,165
Expedia Group, Inc.	542	64,498
Fox Corp. — Class A*	1,638	60,119
CenturyLink, Inc.	4,412	52,900
Viacom, Inc. — Class B	1,641	46,063
F5 Networks, Inc.*	276	43,313
Juniper Networks, Inc.	1,614	42,723
Discovery, Inc. — Class C*	1,672	42,502
Interpublic Group of Companies, Inc.	1,786	37,524
DISH Network Corp. — Class A*	1,064	33,718
Fox Corp. — Class B*	753	27,018
TripAdvisor, Inc.*	477	24,542
News Corp. — Class A	1,788	22,243
Discovery, Inc. — Class A*,1	728	19,671
News Corp. — Class B	574	7,169
Total Communications		16,356,395

Industrial - 7.2%
Boeing Co.	2,438	929,902
Union Pacific Corp.	3,354	560,789
3M Co.	2,671	554,980
Honeywell International, Inc.	3,382	537,467
United Technologies Corp.	3,760	484,627
General Electric Co.	40,383	403,426
Caterpillar, Inc.	2,670	361,758
United Parcel Service, Inc. — Class B	3,229	360,808
Lockheed Martin Corp.	1,140	342,182
CSX Corp.	3,595	268,978
Raytheon Co.	1,309	238,343
Deere & Co.	1,478	236,243
Norfolk Southern Corp.	1,241	231,930
General Dynamics Corp.	1,257	212,785
Northrop Grumman Corp.	787	212,175
FedEx Corp.	1,114	202,091
Illinois Tool Works, Inc.	1,400	200,942
Emerson Electric Co.	2,851	195,208
Waste Management, Inc.	1,809	187,973
Roper Technologies, Inc.	481	164,488
Eaton Corporation plc	1,965	158,300
Johnson Controls International plc	4,234	156,404
Amphenol Corp. — Class A	1,383	130,611
TE Connectivity Ltd.	1,572	126,939
Ingersoll-Rand plc	1,123	121,228
Agilent Technologies, Inc.	1,473	118,400
Fortive Corp.	1,366	114,594

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value

Cummins, Inc.	672	$106,089
Parker-Hannifin Corp.	600	102,972
TransDigm Group, Inc.*	226	102,602
Rockwell Automation, Inc.	555	97,380
Stanley Black & Decker, Inc.	702	95,592
Ball Corp.	1,551	89,741
AMETEK, Inc.	1,054	87,450
Harris Corp.	547	87,361
Waters Corp.*	332	83,568
Mettler-Toledo International, Inc.*	115	83,145
Republic Services, Inc. — Class A	1,000	80,380
Keysight Technologies, Inc.*	871	75,951
L3 Technologies, Inc.	368	75,944
Vulcan Materials Co.	612	72,461
Xylem, Inc.	833	65,840
Dover Corp.	672	63,034
Expeditors International of Washington, Inc.	796	60,416
Martin Marietta Materials, Inc.	290	58,342
CH Robinson Worldwide, Inc.	635	55,239
Textron, Inc.	1,089	55,169
Kansas City Southern	468	54,279
Masco Corp.	1,366	53,697
PerkinElmer, Inc.	514	49,529
Garmin Ltd.	563	48,615
Wabtec Corp.	648	47,771
Westrock Co.	1,185	45,445
Packaging Corporation of America	438	43,528
J.B. Hunt Transport Services, Inc.	404	40,921
Jacobs Engineering Group, Inc.	544	40,903
Snap-on, Inc.	258	40,382
Huntington Ingalls Industries, Inc.	193	39,990
Allegion plc	438	39,731
Arconic, Inc.	2,002	38,258
AO Smith Corp.	658	35,085
Sealed Air Corp.	722	33,255
Pentair plc	731	32,537
Fortune Brands Home & Security, Inc.	652	31,042
FLIR Systems, Inc.	628	29,880
Flowserve Corp.	608	27,445
Fluor Corp.	648	23,847
Total Industrial		10,208,387

Consumer, Cyclical - 6.4%
Home Depot, Inc.	5,240	1,005,504
McDonald’s Corp.	3,550	674,145
Walmart, Inc.	6,604	644,088
Costco Wholesale Corp.	2,044	494,934
NIKE, Inc. — Class B	5,840	491,786
Starbucks Corp.	5,769	428,867
Lowe’s Companies, Inc.	3,716	406,791
TJX Companies, Inc.	5,741	305,479
Walgreens Boots Alliance, Inc.	3,720	235,364
General Motors Co.	6,081	225,605
Target Corp.	2,421	194,310
Marriott International, Inc. — Class A	1,308	163,618
Ross Stores, Inc.	1,719	160,039
Ford Motor Co.	18,128	159,164
Delta Air Lines, Inc.	2,866	148,029
Dollar General Corp.	1,220	145,546
Yum! Brands, Inc.	1,422	141,930
O’Reilly Automotive, Inc.*	364	141,341
VF Corp.	1,505	130,800
Southwest Airlines Co.	2,308	119,808
AutoZone, Inc.*	116	118,798
Dollar Tree, Inc.*	1,104	115,964
Hilton Worldwide Holdings, Inc.	1,359	112,946
PACCAR, Inc.	1,608	109,569
Aptiv plc	1,206	95,865
Carnival Corp.	1,858	94,238
Royal Caribbean Cruises Ltd.	796	91,237
Ulta Beauty, Inc.*	261	91,019
Fastenal Co.	1,328	85,404
United Continental Holdings, Inc.*	1,039	82,891
Chipotle Mexican Grill, Inc. — Class A*	113	80,265
Best Buy Company, Inc.	1,086	77,171
Genuine Parts Co.	677	75,844
Darden Restaurants, Inc.	573	69,602
DR Horton, Inc.	1,576	65,215
Lennar Corp. — Class A	1,327	65,142
WW Grainger, Inc.	209	62,894
MGM Resorts International	2,366	60,711
American Airlines Group, Inc.	1,854	58,883
Advance Auto Parts, Inc.	332	56,616
Copart, Inc.*	932	56,470
Norwegian Cruise Line Holdings Ltd.*	1,010	55,510
CarMax, Inc.*	789	55,072
Tractor Supply Co.	563	55,039
Wynn Resorts Ltd.	449	53,575
Tiffany & Co.	503	53,092
Kohl’s Corp.	766	52,678
Hasbro, Inc.	537	45,656
Tapestry, Inc.	1,345	43,699
PVH Corp.	351	42,804
LKQ Corp.*	1,460	41,435
Whirlpool Corp.	295	39,202
BorgWarner, Inc.	964	37,027
Mohawk Industries, Inc.*	285	35,953
Macy’s, Inc.	1,427	34,291
PulteGroup, Inc.	1,183	33,077
Capri Holdings Ltd.*	708	32,391
Alaska Air Group, Inc.	571	32,045
Ralph Lauren Corp. — Class A	245	31,772
Foot Locker, Inc.	524	31,754
Hanesbrands, Inc.	1,677	29,985
L Brands, Inc.	1,059	29,207
Newell Brands, Inc.	1,805	27,689
Harley-Davidson, Inc.	740	26,388
Gap, Inc.	991	25,944
Leggett & Platt, Inc.	608	25,670
Nordstrom, Inc.	497	22,057
Mattel, Inc.*,1	1,602	20,826
Under Armour, Inc. — Class A*	871	18,413

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P 500® 2x STRATEGY FUND

	Shares	Value

Under Armour, Inc. — Class C*	893	$16,851
Total Consumer, Cyclical		9,192,994

Energy - 4.2%
Exxon Mobil Corp.	19,656	1,588,205
Chevron Corp.	8,815	1,085,832
ConocoPhillips	5,263	351,252
Schlumberger Ltd.	6,430	280,155
EOG Resources, Inc.	2,691	256,129
Occidental Petroleum Corp.	3,477	230,177
Marathon Petroleum Corp.	3,125	187,031
Phillips 66	1,946	185,201
Kinder Morgan, Inc.	9,031	180,710
Valero Energy Corp.	1,937	164,316
Williams Companies, Inc.	5,618	161,349
ONEOK, Inc.	1,910	133,395
Pioneer Natural Resources Co.	781	118,931
Halliburton Co.	4,048	118,606
Anadarko Petroleum Corp.	2,318	105,423
Concho Resources, Inc.	931	103,304
Diamondback Energy, Inc.	717	72,797
Hess Corp.	1,181	71,132
Baker Hughes a GE Co.	2,382	66,029
Devon Energy Corp.	2,033	64,161
Marathon Oil Corp.	3,797	63,448
Apache Corp.	1,742	60,378
Noble Energy, Inc.	2,243	55,469
Cabot Oil & Gas Corp. — Class A	1,964	51,260
National Oilwell Varco, Inc.	1,779	47,393
TechnipFMC plc	1,974	46,429
HollyFrontier Corp.	729	35,918
Cimarex Energy Co.	471	32,923
Helmerich & Payne, Inc.	508	28,224
Total Energy		5,945,577

Utilities - 2.5%
NextEra Energy, Inc.	2,218	428,784
Duke Energy Corp.	3,373	303,570
Dominion Energy, Inc.	3,708	284,255
Southern Co.	4,800	248,064
Exelon Corp.	4,499	225,535
American Electric Power Company, Inc.	2,288	191,620
Sempra Energy	1,271	159,968
Public Service Enterprise Group, Inc.	2,345	139,316
Xcel Energy, Inc.	2,386	134,117
Consolidated Edison, Inc.	1,490	126,367
WEC Energy Group, Inc.	1,463	115,694
PPL Corp.	3,345	106,170
DTE Energy Co.	844	105,281
Eversource Energy	1,471	104,367
FirstEnergy Corp.	2,336	97,201
Edison International	1,511	93,561
American Water Works Company, Inc.	839	87,474
Entergy Corp.	879	84,059
Ameren Corp.	1,135	83,479
CMS Energy Corp.	1,315	73,035
CenterPoint Energy, Inc.	2,325	71,378
Evergy, Inc.	1,181	68,557
Atmos Energy Corp.	542	55,788
AES Corp.	3,072	55,542
NRG Energy, Inc.	1,304	55,394
Alliant Energy Corp.	1,095	51,607
Pinnacle West Capital Corp.	520	49,702
NiSource, Inc.	1,728	49,525
Total Utilities		3,649,410

Basic Materials - 1.6%
DowDuPont, Inc.	10,460	557,623
Linde plc	2,556	449,677
Air Products & Chemicals, Inc.	1,019	194,588
Sherwin-Williams Co.	379	163,239
PPG Industries, Inc.	1,094	123,480
LyondellBasell Industries N.V. — Class A	1,412	118,721
Newmont Mining Corp.	2,471	88,388
Freeport-McMoRan, Inc.	6,722	86,646
International Paper Co.	1,857	85,924
Nucor Corp.	1,417	82,682
International Flavors & Fragrances, Inc.	470	60,531
Celanese Corp. — Class A	594	58,574
Eastman Chemical Co.	648	49,170
FMC Corp.	625	48,013
Mosaic Co.	1,645	44,925
CF Industries Holdings, Inc.	1,034	42,270
Albemarle Corp.	491	40,252
Total Basic Materials		2,294,703

Total Common Stocks
(Cost $85,686,200)		109,573,027

	Face Amount

U.S. TREASURY BILLS†† - 4.4%
U.S. Treasury Bills
2.39% due 05/07/19[2,3]	$3,400,000	3,391,888
2.31% due 04/02/19[3,4]	1,861,000	1,860,877
2.41% due 05/07/19[2,3]	1,000,000	997,614
Total U.S. Treasury Bills
(Cost $6,250,358)		6,250,379

FEDERAL AGENCY NOTES†† - 3.5%
Federal Home Loan Bank
2.40% (3 Month USD LIBOR - 0.20%, Rate Floor: 0.00%) due 06/28/19[5]	5,000,000	5,000,357
Total Federal Agency Notes
(Cost $5,000,456)		5,000,357

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P 500® 2x STRATEGY FUND

	Face Amount	Values

REPURCHASE AGREEMENTS††,6 - 9.4%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[2]	$9,028,200	$9,028,200
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[2]	2,257,050	2,257,050
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[2]	2,021,588	2,021,588
Total Repurchase Agreements
(Cost $13,306,838)		13,306,838

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[8]	112,028	112,028
Total Securities Lending Collateral
(Cost $112,028)		112,028

Total Investments - 94.4%
(Cost $110,355,880)		$134,242,629
Other Assets & Liabilities, net - 5.6%		7,930,430
Total Net Assets - 100.0%		$142,173,059

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	123	Jun 2019	$17,453,700	$357,343

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	2.86%	At Maturity	04/30/19	21,058	$59,685,789	$604,542
Goldman Sachs International	S&P 500 Index	2.90%	At Maturity	04/29/19	21,824	61,858,051	347,876
BNP Paribas	S&P 500 Index	2.95%	At Maturity	04/29/19	12,807	36,298,805	302,489
						$157,842,645	$1,254,907

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[5]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$109,573,027	$—	$—	$109,573,027
U.S. Treasury Bills	—	6,250,379	—	6,250,379
Federal Agency Notes	—	5,000,357	—	5,000,357
Repurchase Agreements	—	13,306,838	—	13,306,838
Securities Lending Collateral	112,028	—	—	112,028
Equity Futures Contracts**	357,343	—	—	357,343
Equity Index Swap Agreements**	—	1,254,907	—	1,254,907
Total Assets	$110,042,398	$25,812,481	$—	$135,854,879

**	This derivative is reported as unrealized appreciation/depreciation at period end.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $109,301 of securities loaned (cost $97,049,042)	$120,935,791
Repurchase agreements, at value (cost $13,306,838)	13,306,838
Segregated cash with broker	1,373,074
Unrealized appreciation on swap agreements	1,254,907
Receivables:
Fund shares sold	7,428,045
Dividends	87,711
Variation margin on futures contracts	71,034
Swap settlement	11,749
Interest	4,137
Securities lending income	2,159
Total assets	144,475,445

Liabilities:
Payable for:
Fund shares redeemed	1,929,228
Return of securities lending collateral	112,028
Management fees	108,379
Distribution and service fees	33,133
Transfer agent and administrative fees	30,105
Portfolio accounting fees	18,064
Trustees’ fees*	2,962
Miscellaneous	68,487
Total liabilities	2,302,386
Commitments and contingent liabilities (Note 12)	—
Net assets	$142,173,059

Net assets consist of:
Paid in capital	$129,042,714
Total distributable earnings (loss)	13,130,345
Net assets	$142,173,059

A-Class:
Net assets	$13,606,841
Capital shares outstanding	116,090
Net asset value per share	$117.21
Maximum offering price per share (Net asset value divided by 95.25%)	$123.06

C-Class:
Net assets	$4,207,687
Capital shares outstanding	41,939
Net asset value per share	$100.33

H-Class:
Net assets	$124,358,531
Capital shares outstanding	1,062,508
Net asset value per share	$117.04

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $1)	$2,306,338
Interest	714,666
Income from securities lending, net	2,470
Total investment income	3,023,474

Expenses:
Management fees	1,369,978
Distribution and service fees:
A-Class	30,741
C-Class	86,363
H-Class	328,222
Transfer agent and administrative fees	380,551
Portfolio accounting fees	228,332
Registration fees	204,458
Trustees’ fees*	41,041
Custodian fees	20,455
Line of credit fees	503
Miscellaneous	172,153
Total expenses	2,862,797
Net investment income	160,677

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,741,450
Swap agreements	396,710
Futures contracts	2,254,377
Net realized gain	5,392,537
Net change in unrealized appreciation (depreciation) on:
Investments	3,780,618
Swap agreements	(84,166)
Futures contracts	303,719
Net change in unrealized appreciation (depreciation)	4,000,171
Net realized and unrealized gain	9,392,708
Net increase in net assets resulting from operations	$9,553,385

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$160,677	$(18,873)
Net realized gain on investments	5,392,537	14,904,205
Net change in unrealized appreciation (depreciation) on investments	4,000,171	9,511,491
Net increase in net assets resulting from operations	9,553,385	24,396,823

Distributions to shareholders:
A-Class	—	(677,424)[1]
C-Class	—	(583,098)[1]
H-Class	—	(6,954,028)[1]
Total distributions to shareholders	—	(8,214,550)

Capital share transactions:
Proceeds from sale of shares
A-Class	16,718,124	20,063,319
C-Class	38,731,236	38,278,108
H-Class	1,737,098,212	1,603,287,880
Distributions reinvested
A-Class	—	607,477
C-Class	—	473,471
H-Class	—	5,356,160
Cost of shares redeemed
A-Class	(14,380,814)	(23,187,824)
C-Class	(49,968,745)	(35,772,275)
H-Class	(1,747,024,905)	(1,599,074,192)
Net increase (decrease) from capital share transactions	(18,826,892)	10,032,124
Net increase (decrease) in net assets	(9,273,507)	26,214,397

Net assets:
Beginning of year	151,446,566	125,232,169
End of year	$142,173,059	$151,446,566

Capital share activity:
Shares sold
A-Class	149,625	191,727
C-Class	414,225	425,782
H-Class	15,576,422	15,552,287
Shares issued from reinvestment of distributions
A-Class	—	5,561
C-Class	—	5,015
H-Class	—	49,099
Shares redeemed
A-Class	(131,337)	(219,764)
C-Class	(524,152)	(399,641)
H-Class	(15,730,485)	(15,558,529)
Net increase (decrease) in shares	(245,702)	51,537

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$104.90	$89.56	$67.98	$70.18	$58.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.07	(.25)	(.16)	(.19)
Net gain (loss) on investments (realized and unrealized)	12.13	21.60	21.96	(1.02)	13.36
Total from investment operations	12.31	21.67	21.71	(1.18)	13.17
Less distributions from:
Net realized gains	—	(6.33)	(.13)	(1.02)	(1.56)
Total distributions	—	(6.33)	(.13)	(1.02)	(1.56)
Net asset value, end of period	$117.21	$104.90	$89.56	$67.98	$70.18

Total Return[b]	11.73%	23.92%	31.95%	(1.69%)	22.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,607	$10,259	$10,772	$12,011	$13,822
Ratios to average net assets:
Net investment income (loss)	0.16%	0.07%	(0.33%)	(0.23%)	(0.29%)
Total expenses	1.85%	1.77%	1.79%	1.76%	1.80%
Portfolio turnover rate	367%	276%	411%	216%	420%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$90.47	$78.49	$60.04	$62.57	$52.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.60)	(.61)	(.72)	(.59)	(.62)
Net gain (loss) on investments (realized and unrealized)	10.46	18.92	19.30	(.92)	12.00
Total from investment operations	9.86	18.31	18.58	(1.51)	11.38
Less distributions from:
Net realized gains	—	(6.33)	(.13)	(1.02)	(1.56)
Total distributions	—	(6.33)	(.13)	(1.02)	(1.56)
Net asset value, end of period	$100.33	$90.47	$78.49	$60.04	$62.57

Total Return[b]	10.90%	23.00%	30.96%	(2.43%)	21.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,208	$13,739	$9,475	$9,373	$11,969
Ratios to average net assets:
Net investment income (loss)	(0.63%)	(0.68%)	(1.08%)	(0.99%)	(1.04%)
Total expenses	2.57%	2.52%	2.54%	2.51%	2.55%
Portfolio turnover rate	367%	276%	411%	216%	420%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$104.76	$89.45	$67.91	$70.12	$58.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.03	(.23)	(.16)	(.18)
Net gain (loss) on investments (realized and unrealized)	12.11	21.61	21.90	(1.03)	13.34
Total from investment operations	12.28	21.64	21.67	(1.19)	13.16
Less distributions from:
Net realized gains	—	(6.33)	(.13)	(1.02)	(1.56)
Total distributions	—	(6.33)	(.13)	(1.02)	(1.56)
Net asset value, end of period	$117.04	$104.76	$89.45	$67.91	$70.12

Total Return	11.72%	23.92%	31.93%	(1.71%)	22.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$124,359	$127,448	$104,986	$113,954	$150,537
Ratios to average net assets:
Net investment income (loss)	0.15%	0.03%	(0.31%)	(0.24%)	(0.28%)
Total expenses	1.84%	1.75%	1.80%	1.76%	1.80%
Portfolio turnover rate	367%	276%	411%	216%	420%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INVERSE S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Inverse S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the S&P 500® Index. Inverse S&P 500® 2x Strategy Fund H-Class returned -18.81%, while the S&P 500® Index returned 9.50% over the same period.

The sectors contributing the most to the performance of the underlying index for the period were Technology and Health Care. The Materials sector was the only detractor from return of the underlying index for the period. The Energy sector contributed the least.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. contributed the most to performance of the underlying index for the period. NVIDIA Corp., Bristol-Myers Squibb Co., and Schlumberger NV detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 7, 2001
H-Class	May 19, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

24 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(18.81%)	(22.20%)	(31.00%)
A-Class Shares with sales charge†	(22.67%)	(22.96%)	(31.34%)
C-Class Shares	(19.39%)	(22.80%)	(31.50%)
C-Class Shares with CDSC‡	(20.20%)	(22.80%)	(31.50%)
H-Class Shares	(18.81%)	(22.21%)	(30.99%)
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	March 31, 2019
INVERSE S&P 500® 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 68.8%
Freddie Mac
2.25% due 10/26/22[1]	$5,000,000	$5,002,756
2.25% due 11/02/22[1]	2,500,000	2,500,470
Federal Home Loan Bank
2.50% due 10/26/22[1]	4,500,000	4,501,004
2.92% (3 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 07/01/20[2]	1,500,000	1,504,000
Federal Farm Credit Bank
2.70% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[2]	1,000,000	999,147
Total Federal Agency Notes
(Cost $14,503,627)		14,507,377

U.S. TREASURY BILLS†† - 5.4%
U.S. Treasury Bills
2.31% due 04/02/19[3,4]	550,000	549,964
2.41% due 05/07/19[4,5]	400,000	399,045
2.39% due 05/07/19[4,5]	200,000	199,523
Total U.S. Treasury Bills
(Cost $1,148,524)		1,148,532
REPURCHASE AGREEMENTS††,6 - 18.8%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[5]	2,682,555	2,682,555
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[5]	670,638	670,638
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[5]	600,676	600,676
Total Repurchase Agreements
(Cost $3,953,869)		3,953,869

Total Investments - 93.0%
(Cost $19,606,020)		$19,609,778
Other Assets & Liabilities, net - 7.0%		1,473,313
Total Net Assets - 100.0%		$21,083,091

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	90	Jun 2019	$12,771,000	$(216,601)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P 500 Index	(2.45%)	At Maturity	04/29/19	1,672	$4,739,416	$(48,541)
Barclays Bank plc	S&P 500 Index	(2.71%)	At Maturity	04/30/19	8,696	24,647,878	(245,683)
						$29,387,294	$(294,224)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2019. See table below for additional step information for each security.

[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[6]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
INVERSE S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$14,507,377	$—	$14,507,377
U.S. Treasury Bills	—	1,148,532	—	1,148,532
Repurchase Agreements	—	3,953,869	—	3,953,869
Total Assets	$—	$19,609,778	$—	$19,609,778

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$216,601	$—	$—	$216,601
Equity Index Swap Agreements**	—	294,224	—	294,224
Total Liabilities	$216,601	$294,224	$—	$510,825

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Federal Home Loan Bank, 2.50% due 10/26/22	2.75%	04/27/19	3.00% - 6.00%	07/27/19 - 07/27/22
Freddie Mac, 2.25% due 11/02/22	2.75%	05/03/19	3.25% - 5.50%	11/03/19 - 05/03/22
Freddie Mac, 2.25% due 10/26/22	2.75%	04/27/19	3.25% - 5.75%	10/27/19 - 04/27/22

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value (cost $15,652,151)	$15,655,909
Repurchase agreements, at value (cost $3,953,869)	3,953,869
Segregated cash with broker	1,684,838
Receivables:
Fund shares sold	605,301
Interest	105,171
Total assets	22,005,088

Liabilities:
Unrealized depreciation on swap agreements	294,224
Payable for:
Fund shares redeemed	493,605
Variation margin on futures contracts	84,879
Management fees	17,852
Distribution and service fees	5,386
Transfer agent and administrative fees	4,959
Portfolio accounting fees	2,975
Swap settlement	2,736
Trustees’ fees*	589
Miscellaneous	14,792
Total liabilities	921,997
Commitments and contingent liabilities (Note 12)	—
Net assets	$21,083,091

Net assets consist of:
Paid in capital	$200,718,863
Total distributable earnings (loss)	(179,635,772)
Net assets	$21,083,091

A-Class:
Net assets	$1,663,583
Capital shares outstanding	45,621
Net asset value per share	$36.47
Maximum offering price per share (Net asset value divided by 95.25%)	$38.29

C-Class:
Net assets	$630,693
Capital shares outstanding	19,851
Net asset value per share	$31.77

H-Class:
Net assets	$18,788,815
Capital shares outstanding	513,785
Net asset value per share	$36.57

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Interest	$632,990
Total investment income	632,990

Expenses:
Management fees	272,396
Distribution and service fees:
A-Class	5,880
C-Class	7,131
H-Class	68,006
Transfer agent and administrative fees	75,667
Portfolio accounting fees	45,401
Registration fees	34,834
Trustees’ fees*	8,790
Custodian fees	3,919
Line of credit fees	205
Miscellaneous	40,445
Total expenses	562,674
Net investment income	70,316

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,757
Swap agreements	(6,331,834)
Futures contracts	(555,225)
Net realized loss	(6,885,302)
Net change in unrealized appreciation (depreciation) on:
Investments	20,308
Swap agreements	(73,956)
Futures contracts	(330,832)
Net change in unrealized appreciation (depreciation)	(384,480)
Net realized and unrealized loss	(7,269,782)
Net decrease in net assets resulting from operations	$(7,199,466)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$70,316	$(267,599)
Net realized loss on investments	(6,885,302)	(13,846,861)
Net change in unrealized appreciation (depreciation) on investments	(384,480)	293,545
Net decrease in net assets resulting from operations	(7,199,466)	(13,820,915)

Capital share transactions:
Proceeds from sale of shares
A-Class	15,522,135	2,913,154
C-Class	6,844,691	34,049,475
H-Class	963,793,190	955,532,437
Cost of shares redeemed
A-Class	(15,162,638)	(6,007,493)
C-Class	(6,833,738)	(34,738,022)
H-Class	(964,210,949)	(944,634,502)
Net increase (decrease) from capital share transactions	(47,309)	7,115,049
Net decrease in net assets	(7,246,775)	(6,705,866)

Net assets:
Beginning of year	28,329,866	35,035,732
End of year	$21,083,091	$28,329,866

Capital share activity:
Shares sold
A-Class	373,904	60,398
C-Class	196,072	774,191
H-Class	23,685,574	19,403,291
Shares redeemed
A-Class	(372,190)	(116,948)
C-Class	(196,864)	(783,452)
H-Class	(23,738,892)	(19,299,105)
Net increase (decrease) in shares	(52,396)	38,375

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$44.92	$59.26	$84.22	$95.49	$127.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	(.39)	(1.01)	(1.52)	(1.88)
Net gain (loss) on investments (realized and unrealized)	(8.54)	(13.95)	(23.95)	(9.75)	(30.60)
Total from investment operations	(8.45)	(14.34)	(24.96)	(11.27)	(32.48)
Net asset value, end of period	$36.47	$44.92	$59.26	$84.22	$95.49

Total Return[b]	(18.81%)	(24.20%)	(29.63%)	(11.81%)	(25.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,664	$1,972	$5,953	$7,393	$2,095
Ratios to average net assets:
Net investment income (loss)	0.23%	(0.74%)	(1.39%)	(1.60%)	(1.73%)
Total expenses	1.85%	1.76%	1.80%	1.76%	1.77%
Portfolio turnover rate	—	53%	78%	—	—

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$39.41	$52.40	$75.05	$85.79	$115.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.61)	(1.42)	(2.00)	(2.52)
Net gain (loss) on investments (realized and unrealized)	(7.47)	(12.38)	(21.23)	(8.74)	(27.57)
Total from investment operations	(7.64)	(12.99)	(22.65)	(10.74)	(30.09)
Net asset value, end of period	$31.77	$39.41	$52.40	$75.05	$85.79

Total Return[b]	(19.39%)	(24.79%)	(30.21%)	(12.49%)	(25.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$631	$814	$1,567	$1,675	$2,393
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(1.40%)	(2.14%)	(2.35%)	(2.47%)
Total expenses	2.56%	2.52%	2.54%	2.47%	2.51%
Portfolio turnover rate	—	53%	78%	—	—

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$45.04	$59.44	$84.51	$95.77	$128.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	(.34)	(1.01)	(1.52)	(1.88)
Net gain (loss) on investments (realized and unrealized)	(8.57)	(14.06)	(24.06)	(9.74)	(30.75)
Total from investment operations	(8.47)	(14.40)	(25.07)	(11.26)	(32.63)
Net asset value, end of period	$36.57	$45.04	$59.44	$84.51	$95.77

Total Return	(18.81%)	(24.23%)	(29.67%)	(11.74%)	(25.42%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,789	$25,544	$27,516	$43,763	$27,218
Ratios to average net assets:
Net investment income (loss)	0.25%	(0.67%)	(1.40%)	(1.63%)	(1.73%)
Total expenses	1.84%	1.76%	1.80%	1.76%	1.77%
Portfolio turnover rate	—	53%	78%	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse Share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, NASDAQ-100® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100® Index. NASDAQ-100® 2x Strategy Fund H-Class returned 17.16%, while the NASDAQ-100® Index returned 13.36% over the same time period.

The Technology and Communications sectors contributed the most to the performance of the underlying index during the period. No sector detracted. The Utilities sector contributed the least to performance of the underlying index for the period, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. contributed the most to performance of the underlying index for the period. NVIDIA Corp., Kraft Heinz Co., and Activision Blizzard, Inc. detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

32 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 20, 2000
H-Class	May 24, 2000

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	8.3%
Apple, Inc.	8.2%
Amazon.com, Inc.	8.0%
Alphabet, Inc. — Class C	3.8%
Facebook, Inc. — Class A	3.7%
Alphabet, Inc. — Class A	3.3%
Intel Corp.	2.4%
Cisco Systems, Inc.	2.4%
Comcast Corp. — Class A	1.8%
PepsiCo, Inc.	1.7%
Top Ten Total	43.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	17.15%	28.36%	37.92%
A-Class Shares with sales charge†	11.59%	27.12%	37.26%
C-Class Shares	16.28%	27.38%	36.86%
C-Class Shares with CDSC‡	15.28%	27.38%	36.86%
H-Class Shares	17.16%	28.35%	37.92%
NASDAQ-100 Index	13.36%	16.84%	20.89%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H–Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

34 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 80.5%

Technology - 31.9%
Microsoft Corp.	304,537	$35,917,094
Apple, Inc.	187,171	35,553,132
Intel Corp.	198,099	10,637,916
Adobe, Inc.*	21,484	5,725,271
Broadcom, Inc.	17,449	5,247,089
NVIDIA Corp.	26,695	4,793,354
Texas Instruments, Inc.	41,341	4,385,040
QUALCOMM, Inc.	53,314	3,040,497
Intuit, Inc.	11,413	2,983,472
Micron Technology, Inc.*	49,383	2,040,999
Cognizant Technology Solutions Corp. — Class A	25,334	1,835,448
Analog Devices, Inc.	16,224	1,707,901
Applied Materials, Inc.	41,822	1,658,661
Activision Blizzard, Inc.	33,647	1,531,948
Fiserv, Inc.*	17,250	1,522,830
Autodesk, Inc.*	9,648	1,503,351
Xilinx, Inc.	11,152	1,413,962
Electronic Arts, Inc.*	13,198	1,341,313
Workday, Inc. — Class A*	6,652	1,282,838
NXP Semiconductor N.V.	14,480	1,279,887
Paychex, Inc.	15,819	1,268,684
Lam Research Corp.	6,722	1,203,305
Advanced Micro Devices, Inc.*	44,284	1,130,128
Check Point Software Technologies Ltd.*	6,882	870,504
Microchip Technology, Inc.[1]	10,439	866,019
Cerner Corp.*	14,289	817,474
KLA-Tencor Corp.	6,668	796,226
Cadence Design Systems, Inc.*	12,351	784,412
NetEase, Inc. ADR	3,225	778,676
Synopsys, Inc.*	6,593	759,184
NetApp, Inc.	10,880	754,419
Maxim Integrated Products, Inc.	12,043	640,326
Skyworks Solutions, Inc.	7,668	632,457
Western Digital Corp.	12,812	615,745
ASML Holding N.V. — Class G	3,159	594,050
Citrix Systems, Inc.	5,803	578,327
Take-Two Interactive Software, Inc.*	4,984	470,340
Total Technology		138,962,279

Communications - 29.4%
Amazon.com, Inc.*	19,500	34,724,625
Alphabet, Inc. — Class C*	13,970	16,391,141
Facebook, Inc. — Class A*	95,585	15,933,064
Alphabet, Inc. — Class A*	12,213	14,373,358
Cisco Systems, Inc.	193,915	10,469,471
Comcast Corp. — Class A	198,958	7,954,341
Netflix, Inc.*	19,232	6,857,362
Booking Holdings, Inc.*	1,983	3,460,157
Charter Communications, Inc. — Class A*	9,927	3,443,776
T-Mobile US, Inc.*	37,453	2,588,002
Baidu, Inc. ADR*	12,275	2,023,534
eBay, Inc.	40,302	1,496,816
JD.com, Inc. ADR*	40,729	1,227,979
Sirius XM Holdings, Inc.	191,437	1,085,448
MercadoLibre, Inc.*	1,991	1,010,890
VeriSign, Inc.*	5,274	957,547
Ctrip.com International Ltd. ADR*	21,449	937,107
Expedia Group, Inc.	5,919	704,361
Symantec Corp.	28,158	647,352
Liberty Global plc — Class C*	23,193	561,502
Fox Corp. — Class A*	15,113	554,798
Fox Corp. — Class B*	11,564	414,928
Liberty Global plc — Class A*	9,008	224,479
Walt Disney Co.	10	1,100
Total Communications		128,043,138

Consumer, Non-cyclical - 12.1%
PepsiCo, Inc.	61,878	7,583,149
PayPal Holdings, Inc.*	51,681	5,366,555
Amgen, Inc.	27,412	5,207,732
Gilead Sciences, Inc.	56,188	3,652,782
Mondelez International, Inc. — Class A	63,617	3,175,761
Automatic Data Processing, Inc.	19,189	3,065,251
Celgene Corp.*	30,931	2,918,030
Intuitive Surgical, Inc.*	5,042	2,876,864
Vertex Pharmaceuticals, Inc.*	11,262	2,071,645
Biogen, Inc.*	8,665	2,048,233
Illumina, Inc.*	6,476	2,012,028
Regeneron Pharmaceuticals, Inc.*	4,730	1,942,233
Kraft Heinz Co.	53,717	1,753,860
Alexion Pharmaceuticals, Inc.*	9,844	1,330,712
Monster Beverage Corp.*	23,927	1,305,936
Align Technology, Inc.*	3,523	1,001,694
Verisk Analytics, Inc. — Class A	7,203	957,999
Cintas Corp.	4,605	930,716
IDEXX Laboratories, Inc.*	3,788	846,997
Incyte Corp.*	9,429	810,988
BioMarin Pharmaceutical, Inc.*	7,857	697,937
Mylan N.V.*	22,728	644,112
Henry Schein, Inc.*	6,670	400,934
Total Consumer, Non-cyclical		52,602,148

Consumer, Cyclical - 5.9%
Costco Wholesale Corp.	19,404	4,698,485
Starbucks Corp.	54,782	4,072,494
Walgreens Boots Alliance, Inc.	41,560	2,629,501
Tesla, Inc.*,1	7,608	2,129,175
Marriott International, Inc. — Class A	15,027	1,879,727
Ross Stores, Inc.	16,325	1,519,858
O’Reilly Automotive, Inc.*	3,453	1,340,800
Dollar Tree, Inc.*	10,483	1,101,134
PACCAR, Inc.	15,273	1,040,702
United Continental Holdings, Inc.*	11,749	937,335
Ulta Beauty, Inc.*	2,613	911,231
Lululemon Athletica, Inc.*	5,358	878,015
Fastenal Co.	12,605	810,628
American Airlines Group, Inc.	19,782	628,277
Wynn Resorts Ltd.	4,742	565,815
Hasbro, Inc.	5,543	471,266
Total Consumer, Cyclical		25,614,443

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Industrial - 0.7%
CSX Corp.	35,929	$2,688,208
J.B. Hunt Transport Services, Inc.	4,790	485,179
Total Industrial		3,173,387

Utilities - 0.3%
Xcel Energy, Inc.	22,651	1,273,213

Financial - 0.2%
Willis Towers Watson plc	5,687	998,922

Total Common Stocks
(Cost $248,652,592)		350,667,530

	Face Amount

U.S. TREASURY BILLS†† - 5.8%
U.S. Treasury Bills
2.39% due 05/07/19[2,3]	$16,400,000	16,360,870
2.05% due 04/30/19[3]	5,000,000	4,990,353
2.31% due 04/02/19[3,4]	3,750,000	3,749,753
Total U.S. Treasury Bills
(Cost $25,100,976)		25,100,976

FEDERAL AGENCY NOTES†† - 3.5%
Federal Home Loan Bank
2.50% due 10/26/22[5]	10,000,000	10,002,230
2.40% (3 Month USD LIBOR - 0.20%, Rate Floor: 0.00%) due 06/28/19[6]	5,000,000	5,000,357
Total Federal Agency Notes
(Cost $14,996,807)		15,002,587

REPURCHASE AGREEMENTS††,7 - 9.4%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[2]	27,686,710	27,686,710
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[2]	6,921,677	6,921,677
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[2]	6,199,590	6,199,590
Total Repurchase Agreements
(Cost $40,807,977)		40,807,977

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[9]	1,958,393	1,958,393
Total Securities Lending Collateral
(Cost $1,958,393)		1,958,393

Total Investments - 99.6%
(Cost $331,516,745)		$433,537,463
Other Assets & Liabilities, net - 0.4%		1,811,702
Total Net Assets - 100.0%		$435,349,165

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	582	Jun 2019	$86,162,190	$3,702,186

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	2.90%	At Maturity	04/30/19	27,809	$205,197,018	$1,927,788
BNP Paribas	NASDAQ-100 Index	3.00%	At Maturity	04/29/19	22,262	164,266,272	1,558,631
Goldman Sachs International	NASDAQ-100 Index	3.00%	At Maturity	04/29/19	8,692	64,136,756	240,084
						$433,600,046	$3,726,503

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[5]	Security is a step up bond, with a 2.50% coupon rate until April 27, 2019. Future rates range from 2.75% to 6.00% with future step up dates ranging from April 27, 2019 to July 27, 2022.
[6]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$350,667,530	$—	$—	$350,667,530
U.S. Treasury Bills	—	25,100,976	—	25,100,976
Federal Agency Notes	—	15,002,587	—	15,002,587
Repurchase Agreements	—	40,807,977	—	40,807,977
Securities Lending Collateral	1,958,393	—	—	1,958,393
Equity Futures Contracts**	3,702,186	—	—	3,702,186
Equity Index Swap Agreements**	—	3,726,503	—	3,726,503
Total Assets	$356,328,109	$84,638,043	$—	$440,966,152

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $1,936,528 of securities loaned (cost $290,708,768)	$392,729,486
Repurchase agreements, at value (cost $40,807,977)	40,807,977
Segregated cash with broker	3,602,920
Unrealized appreciation on swap agreements	3,726,503
Receivables:
Fund shares sold	15,169,374
Variation margin on futures contracts	535,171
Dividends	61,452
Interest	55,067
Securities lending income	83
Total assets	456,688,033

Liabilities:
Payable for:
Fund shares redeemed	10,444,988
Securities purchased	7,987,582
Return of securities lending collateral	1,958,393
Management fees	305,308
Swap settlement	187,840
Distribution and service fees	93,414
Transfer agent and administrative fees	84,808
Portfolio accounting fees	50,885
Trustees’ fees*	8,291
Miscellaneous	217,359
Total liabilities	21,338,868
Commitments and contingent liabilities (Note 12)	—
Net assets	$435,349,165

Net assets consist of:
Paid in capital	$343,792,219
Total distributable earnings (loss)	91,556,946
Net assets	$435,349,165

A-Class:
Net assets	$36,252,405
Capital shares outstanding	241,259
Net asset value per share	$150.26
Maximum offering price per share (Net asset value divided by 95.25%)	$157.75

C-Class:
Net assets	$13,977,955
Capital shares outstanding	116,597
Net asset value per share	$119.88

H-Class:
Net assets	$385,118,805
Capital shares outstanding	2,563,835
Net asset value per share	$150.21

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $2,488)	$3,709,349
Interest	1,674,353
Income from securities lending, net	34,390
Total investment income	5,418,092

Expenses:
Management fees	3,835,371
Distribution and service fees:
A-Class	75,568
C-Class	179,440
H-Class	944,956
Transfer agent and administrative fees	1,065,381
Portfolio accounting fees	639,233
Registration fees	527,393
Trustees’ fees*	108,594
Custodian fees	57,113
Line of credit fees	2,321
Miscellaneous	651,763
Total expenses	8,087,133
Net investment loss	(2,669,041)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,426,472
Swap agreements	50,939,831
Futures contracts	(16,388,428)
Net realized gain	50,977,875
Net change in unrealized appreciation (depreciation) on:
Investments	19,547,572
Swap agreements	(2,409,285)
Futures contracts	7,091,286
Net change in unrealized appreciation (depreciation)	24,229,573
Net realized and unrealized gain	75,207,448
Net increase in net assets resulting from operations	$72,538,407

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,669,041)	$(3,065,920)
Net realized gain on investments	50,977,875	91,247,319
Net change in unrealized appreciation (depreciation) on investments	24,229,573	36,080,386
Net increase in net assets resulting from operations	72,538,407	124,261,785

Distributions to shareholders:
A-Class	—	(2,690,697)[1]
C-Class	—	(3,501,346)[1]
H-Class	—	(49,535,015)[1]
Total distributions to shareholders	—	(55,727,058)

Capital share transactions:
Proceeds from sale of shares
A-Class	31,147,376	25,376,303
C-Class	8,528,884	33,749,277
H-Class	2,271,751,167	2,365,709,943
Distributions reinvested
A-Class	—	2,456,811
C-Class	—	3,379,706
H-Class	—	47,555,850
Cost of shares redeemed
A-Class	(20,341,827)	(24,382,773)
C-Class	(22,269,655)	(40,231,882)
H-Class	(2,363,670,330)	(2,318,782,094)
Net increase (decrease) from capital share transactions	(94,854,385)	94,831,141
Net increase (decrease) in net assets	(22,315,978)	163,365,868

Net assets:
Beginning of year	457,665,143	294,299,275
End of year	$435,349,165	$457,665,143

Capital share activity:
Shares sold
A-Class	216,808	199,801
C-Class	77,684	335,207
H-Class	16,057,203	18,984,234
Shares issued from reinvestment of distributions
A-Class	—	19,351
C-Class	—	33,047
H-Class	—	374,721
Shares redeemed
A-Class	(150,002)	(194,224)
C-Class	(185,235)	(394,803)
H-Class	(16,708,138)	(18,626,708)
Net increase (decrease) in shares	(691,680)	730,626

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$128.26	$103.59	$73.03	$73.90	$53.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(.83)	(.92)	(.73)	(.64)	(.49)
Net gain (loss) on investments (realized and unrealized)	22.83	43.11	32.64	3.07	23.25
Total from investment operations	22.00	42.19	31.91	2.43	22.76
Less distributions from:
Net realized gains	—	(17.52)	(1.35)	(3.30)	(2.70)
Total distributions	—	(17.52)	(1.35)	(3.30)	(2.70)
Net asset value, end of period	$150.26	$128.26	$103.59	$73.03	$73.90

Total Return[b]	17.15%	40.91%	44.21%	2.83%	42.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,252	$22,376	$15,489	$15,217	$21,031
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.73%)	(0.89%)	(0.86%)	(0.74%)
Total expenses	1.89%	1.79%	1.83%	1.80%	1.80%
Portfolio turnover rate	113%	217%	167%	114%	396%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$103.10	$86.38	$61.55	$63.21	$46.68
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.55)	(1.52)	(1.12)	(1.02)	(.96)
Net gain (loss) on investments (realized and unrealized)	18.33	35.76	27.30	2.66	20.19
Total from investment operations	16.78	34.24	26.18	1.64	19.23
Less distributions from:
Net realized gains	—	(17.52)	(1.35)	(3.30)	(2.70)
Total distributions	—	(17.52)	(1.35)	(3.30)	(2.70)
Net asset value, end of period	$119.88	$103.10	$86.38	$61.55	$63.21

Total Return[b]	16.28%	39.81%	43.13%	2.05%	41.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,978	$23,110	$21,656	$23,705	$22,864
Ratios to average net assets:
Net investment income (loss)	(1.36%)	(1.48%)	(1.64%)	(1.60%)	(1.69%)
Total expenses	2.60%	2.54%	2.58%	2.55%	2.70%
Portfolio turnover rate	113%	217%	167%	114%	396%

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$128.21	$103.59	$73.02	$73.90	$53.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(.85)	(.90)	(.72)	(.64)	(.52)
Net gain (loss) on investments (realized and unrealized)	22.85	43.04	32.64	3.06	23.28
Total from investment operations	22.00	42.14	31.92	2.42	22.76
Less distributions from:
Net realized gains	—	(17.52)	(1.35)	(3.30)	(2.70)
Total distributions	—	(17.52)	(1.35)	(3.30)	(2.70)
Net asset value, end of period	$150.21	$128.21	$103.59	$73.02	$73.90

Total Return	17.16%	40.86%	44.22%	2.83%	42.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$385,119	$412,179	$257,154	$229,436	$292,506
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.72%)	(0.87%)	(0.85%)	(0.78%)
Total expenses	1.87%	1.79%	1.83%	1.80%	1.80%
Portfolio turnover rate	113%	217%	167%	114%	396%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 5:1 share split effective October 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INVERSE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Inverse NASDAQ-100® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the NASDAQ-100® Index. Inverse NASDAQ-100® 2x Strategy Fund H-Class returned -28.17%, while the NASDAQ-100® Index returned 13.36% over the same time period.

The Technology and Communications sectors contributed the most to the performance of the underlying index during the period. No sector detracted. The Utilities sector contributed the least to performance of the underlying index for the period, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. contributed the most to performance of the underlying index for the period. NVIDIA Corp., Kraft Heinz Co., and Activision Blizzard, Inc. detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 8, 2001
H-Class	May 23, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(28.08%)	(31.90%)	(37.78%)
A-Class Shares with sales charge†	(31.49%)	(32.56%)	(38.08%)
C-Class Shares	(28.58%)	(32.28%)	(38.21%)
C-Class Shares with CDSC‡	(29.29%)	(32.28%)	(38.21%)
H-Class Shares	(28.17%)	(31.88%)	(37.77%)
NASDAQ-100 Index	13.36%	16.84%	20.89%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H–Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
INVERSE NASDAQ-100® 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 37.9%
Freddie Mac
2.25% due 11/02/22[1]	$4,500,000	$4,500,846
Federal Home Loan Bank
2.92% (3 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 07/01/20[2]	500,000	501,333
Total Federal Agency Notes
(Cost $5,001,453)		5,002,179

U.S. TREASURY BILLS†† - 13.6%
U.S. Treasury Bills
2.39% due 05/07/19[3,4]	1,400,000	1,396,660
2.41% due 05/07/19[3,4]	300,000	299,284
2.31% due 04/02/19[4,5]	108,000	107,993
Total U.S. Treasury Bills
(Cost $1,803,930)		1,803,937
REPURCHASE AGREEMENTS††,6 - 56.0%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[3]	5,021,650	5,021,650
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[3]	1,255,412	1,255,412
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[3]	1,124,445	1,124,445
Total Repurchase Agreements
(Cost $7,401,507)		7,401,507

Total Investments - 107.5%
(Cost $14,206,890)		$14,207,623
Other Assets & Liabilities, net - (7.5)%		(996,527)
Total Net Assets - 100.0%		$13,211,096

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	22	Jun 2019	$3,256,990	$(41,883)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	NASDAQ-100 Index	(2.76%)	At Maturity	04/30/19	1,424	$10,510,759	$(99,410)
BNP Paribas	NASDAQ-100 Index	(2.50%)	At Maturity	04/29/19	1,720	12,690,143	(121,381)
						$23,200,902	$(220,791)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Security is a step up bond, with a 2.25% coupon rate until May 3, 2019. Future rates range from 2.75% to 5.50% with future step up dates ranging from May 3, 2019 to May 3, 2022.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[6]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
INVERSE NASDAQ-100® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$5,002,179	$—	$5,002,179
U.S. Treasury Bills	—	1,803,937	—	1,803,937
Repurchase Agreements	—	7,401,507	—	7,401,507
Total Assets	$—	$14,207,623	$—	$14,207,623

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$41,883	$—	$—	$41,883
Equity Index Swap Agreements**	—	220,791	—	220,791
Total Liabilities	$41,883	$220,791	$—	$262,674

**	This derivative is reported as unrealized appreciation/depreciation at period end.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value (cost $6,805,383)	$6,806,116
Repurchase agreements, at value (cost $7,401,507)	7,401,507
Segregated cash with broker	60,100
Receivables:
Fund shares sold	598,816
Interest	47,118
Total assets	14,913,657

Liabilities:
Unrealized depreciation on swap agreements	220,791
Payable for:
Fund shares redeemed	1,401,079
Swap settlement	23,883
Variation margin on futures contracts	22,110
Management fees	12,050
Distribution and service fees	3,501
Transfer agent and administrative fees	3,347
Portfolio accounting fees	2,008
Trustees’ fees*	340
Miscellaneous	13,452
Total liabilities	1,702,561
Commitments and contingent liabilities (Note 12)	—
Net assets	$13,211,096

Net assets consist of:
Paid in capital	$119,471,090
Total distributable earnings (loss)	(106,259,994)
Net assets	$13,211,096

A-Class:
Net assets	$1,342,375
Capital shares outstanding	49,688
Net asset value per share	$27.02
Maximum offering price per share (Net asset value divided by 95.25%)	$28.37

C-Class:
Net assets	$232,579
Capital shares outstanding	9,829
Net asset value per share	$23.66

H-Class:
Net assets	$11,636,142
Capital shares outstanding	430,475
Net asset value per share	$27.03

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Interest	$373,557
Total investment income	373,557

Expenses:
Management fees	157,480
Distribution and service fees:
A-Class	2,081
C-Class	1,989
H-Class	41,170
Transfer agent and administrative fees	43,746
Portfolio accounting fees	26,249
Registration fees	23,338
Trustees’ fees*	9,647
Custodian fees	2,260
Line of credit fees	40
Miscellaneous	23,194
Total expenses	331,194
Net investment income	42,363

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	598
Swap agreements	(2,017,834)
Futures contracts	3,848,029
Net realized gain	1,830,793
Net change in unrealized appreciation (depreciation) on:
Investments	18,580
Swap agreements	(339,861)
Futures contracts	(144,958)
Net change in unrealized appreciation (depreciation)	(466,239)
Net realized and unrealized gain	1,364,554
Net increase in net assets resulting from operations	$1,406,917

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$42,363	$(120,244)
Net realized gain (loss) on investments	1,830,793	(8,528,512)
Net change in unrealized appreciation (depreciation) on investments	(466,239)	323,070
Net increase (decrease) in net assets resulting from operations	1,406,917	(8,325,686)

Capital share transactions:
Proceeds from sale of shares
A-Class	9,167,634	4,009,436
C-Class	2,911,468	15,355,252
H-Class	920,744,328	682,705,143
Cost of shares redeemed
A-Class	(7,493,186)	(3,776,941)
C-Class	(2,809,212)	(15,243,532)
H-Class	(924,265,230)	(681,885,032)
Net increase (decrease) from capital share transactions	(1,744,198)	1,164,326
Net decrease in net assets	(337,281)	(7,161,360)

Net assets:
Beginning of year	13,548,377	20,709,737
End of year	$13,211,096	$13,548,377

Capital share activity:
Shares sold
A-Class	292,919	86,425
C-Class	105,363	358,411
H-Class	28,779,239	15,133,259
Shares redeemed
A-Class	(250,058)	(82,227)
C-Class	(102,141)	(357,251)
H-Class	(28,696,211)	(15,129,652)
Net increase in shares	129,111	8,965

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$37.57	$58.85	$92.92	$116.18	$184.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	(.30)	(1.03)	(1.74)	(2.46)
Net gain (loss) on investments (realized and unrealized)	(10.64)[d]	(20.98)	(33.04)	(21.52)	(65.87)
Total from investment operations	(10.55)	(21.28)	(34.07)	(23.26)	(68.33)
Net asset value, end of period	$27.02	$37.57	$58.85	$92.92	$116.18

Total Return[b]	(28.08%)	(36.16%)	(36.67%)	(19.99%)	(37.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,342	$256	$155	$832	$267
Ratios to average net assets:
Net investment income (loss)	0.29%	(0.66%)	(1.31%)	(1.67%)	(1.77%)
Total expenses	1.90%	1.81%	1.93%	1.79%	1.82%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$33.13	$52.26	$82.75	$103.83	$166.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.63)	(1.48)	(2.28)	(3.36)
Net gain (loss) on investments (realized and unrealized)	(9.34)[d]	(18.50)	(29.01)	(18.80)	(58.97)
Total from investment operations	(9.47)	(19.13)	(30.49)	(21.08)	(62.33)
Net asset value, end of period	$23.66	$33.13	$52.26	$82.75	$103.83

Total Return[b]	(28.58%)	(36.61%)	(36.84%)	(20.29%)	(37.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$233	$219	$285	$1,104	$1,375
Ratios to average net assets:
Net investment income (loss)	(0.49%)	(1.44%)	(2.09%)	(2.42%)	(2.51%)
Total expenses	2.58%	2.49%	2.56%	2.53%	2.55%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$37.63	$58.95	$92.86	$116.02	$184.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	(.30)	(1.02)	(1.74)	(2.58)
Net gain (loss) on investments (realized and unrealized)	(10.68)[d]	(21.02)	(32.89)	(21.42)	(65.69)
Total from investment operations	(10.60)	(21.32)	(33.91)	(23.16)	(68.27)
Net asset value, end of period	$27.03	$37.63	$58.95	$92.86	$116.02

Total Return	(28.17%)	(36.17%)	(36.53%)	(19.96%)	(37.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,636	$13,073	$20,270	$42,995	$20,371
Ratios to average net assets:
Net investment income (loss)	0.25%	(0.67%)	(1.32%)	(1.68%)	(1.78%)
Total expenses	1.88%	1.80%	1.83%	1.80%	1.83%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse Share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 31, 2016.
[d]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average® Index. Dow 2x Strategy Fund H-Class gained 12.63% while the Dow Jones Industrial Average® Index returned 10.08% over the same time period.

The Health Care and Consumer Discretionary sectors contributed the most to performance of the underlying index during the year. The Financials and Materials sectors detracted the most from performance of the underlying index for the year.

Boeing Co., United Health Group, Inc., and Visa, Inc. — Class A contributed the most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were Goldman Sachs Group, Inc., International Business Machines Corp., and 3M Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Boeing Co.	8.3%
UnitedHealth Group, Inc.	5.4%
3M Co.	4.5%
Goldman Sachs Group, Inc.	4.2%
Home Depot, Inc.	4.2%
Apple, Inc.	4.2%
McDonald’s Corp.	4.2%
Visa, Inc. — Class A	3.4%
International Business Machines Corp.	3.1%
Johnson & Johnson	3.1%
Top Ten Total	44.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

52 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	12.62%	19.58%	27.55%
A-Class Shares with sales charge†	7.28%	18.42%	26.94%
C-Class Shares	11.79%	18.70%	26.60%
C-Class Shares with CDSC‡	10.80%	18.70%	26.60%
H-Class Shares	12.63%	19.56%	27.50%
Dow Jones Industrial Average Index	10.08%	12.21%	15.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS	March 31, 2019
DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 83.7%

Industrial - 18.7%
Boeing Co.	10,158	$3,874,464
3M Co.	10,158	2,110,629
Caterpillar, Inc.	10,158	1,376,308
United Technologies Corp.	10,158	1,309,265
Total Industrial		8,670,666

Financial - 15.2%
Goldman Sachs Group, Inc.	10,158	1,950,235
Visa, Inc. — Class A	10,158	1,586,578
Travelers Companies, Inc.	10,158	1,393,271
American Express Co.	10,158	1,110,269
JPMorgan Chase & Co.	10,158	1,028,294
Total Financial		7,068,647

Consumer, Non-cyclical - 14.5%
UnitedHealth Group, Inc.	10,158	2,511,667
Johnson & Johnson	10,158	1,419,987
Procter & Gamble Co.	10,158	1,056,940
Merck & Company, Inc.	10,158	844,841
Coca-Cola Co.	10,158	476,004
Pfizer, Inc.	10,158	431,410
Total Consumer, Non-cyclical		6,740,849

Consumer, Cyclical - 13.7%
Home Depot, Inc.	10,158	1,949,218
McDonald’s Corp.	10,158	1,929,004
Walmart, Inc.	10,158	990,710
NIKE, Inc. — Class B	10,158	855,405
Walgreens Boots Alliance, Inc.	10,158	642,697
Total Consumer, Cyclical		6,367,034

Technology - 11.0%
Apple, Inc.	10,158	1,929,512
International Business Machines Corp.	10,158	1,433,294
Microsoft Corp.	10,158	1,198,034
Intel Corp.	10,158	545,485
Total Technology		5,106,325

Communications - 4.9%
Walt Disney Co.	10,158	1,127,843
Verizon Communications, Inc.	10,158	600,643
Cisco Systems, Inc.	10,158	548,430
Total Communications		2,276,916

Energy - 4.5%
Chevron Corp.	10,158	1,251,263
Exxon Mobil Corp.	10,158	820,766
Total Energy		2,072,029

Basic Materials - 1.2%
DowDuPont, Inc.	10,158	541,523

Total Common Stocks
(Cost $30,107,532)		38,843,989

	Face Amount

U.S. TREASURY BILLS†† - 2.4%
U.S. Treasury Bills
2.39% due 05/07/19[1,2]	$1,050,000	1,047,495
2.31% due 04/02/19[2,3]	84,000	83,994
Total U.S. Treasury Bills
(Cost $1,131,489)		1,131,489

REPURCHASE AGREEMENTS††,4 - 7.8%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[1]	2,456,485	2,456,485
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[1]	614,121	614,121
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[1]	550,055	550,055
Total Repurchase Agreements
(Cost $3,620,661)		3,620,661

Total Investments - 93.9%
(Cost $34,859,682)		$43,596,139
Other Assets & Liabilities, net - 6.1%		2,826,282
Total Net Assets - 100.0%		$46,422,421

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
DOW 2x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	31	Jun 2019	$4,019,925	$17,523

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	3.00%	At Maturity	04/29/19	1,352	$35,063,408	$409,850
Barclays Bank plc	Dow Jones Industrial Average Index	2.90%	At Maturity	04/30/19	572	14,825,439	114,240
						$49,888,847	$524,090

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$38,843,989	$—	$—	$38,843,989
U.S. Treasury Bills	—	1,131,489	—	1,131,489
Repurchase Agreements	—	3,620,661	—	3,620,661
Equity Futures Contracts**	17,523	—	—	17,523
Equity Index Swap Agreements**	—	524,090	—	524,090
Total Assets	$38,861,512	$5,276,240	$—	$44,137,752

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value (cost $31,239,021)	$39,975,478
Repurchase agreements, at value (cost $3,620,661)	3,620,661
Segregated cash with broker	38,658
Unrealized appreciation on swap agreements	524,090
Receivables:
Fund shares sold	3,107,955
Dividends	17,841
Variation margin on futures contracts	16,616
Swap settlement	5,749
Interest	763
Total assets	47,307,811

Liabilities:
Payable for:
Fund shares redeemed	797,416
Management fees	34,008
Distribution and service fees	10,869
Transfer agent and administrative fees	9,447
Portfolio accounting fees	5,668
Trustees’ fees*	945
Miscellaneous	27,037
Total liabilities	885,390
Commitments and contingent liabilities (Note 12)	—
Net assets	$46,422,421

Net assets consist of:
Paid in capital	$38,802,531
Total distributable earnings (loss)	7,619,890
Net assets	$46,422,421

A-Class:
Net assets	$10,798,685
Capital shares outstanding	115,255
Net asset value per share	$93.69
Maximum offering price per share (Net asset value divided by 95.25%)	$98.36

C-Class:
Net assets	$2,283,798
Capital shares outstanding	27,652
Net asset value per share	$82.59

H-Class:
Net assets	$33,339,938
Capital shares outstanding	357,010
Net asset value per share	$93.39

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends	$930,900
Interest	155,303
Total investment income	1,086,203

Expenses:
Management fees	436,900
Distribution and service fees:
A-Class	26,321
C-Class	26,785
H-Class	88,347
Transfer agent and administrative fees	121,363
Portfolio accounting fees	72,818
Registration fees	62,726
Trustees’ fees*	35,237
Custodian fees	6,322
Line of credit fees	89
Miscellaneous	50,626
Total expenses	927,534
Net investment income	158,669

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	954,382
Swap agreements	3,691,488
Futures contracts	(660,918)
Net realized gain	3,984,952
Net change in unrealized appreciation (depreciation) on:
Investments	1,640,230
Swap agreements	(136,955)
Futures contracts	(93,161)
Net change in unrealized appreciation (depreciation)	1,410,114
Net realized and unrealized gain	5,395,066
Net increase in net assets resulting from operations	$5,553,735

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$158,669	$84,850
Net realized gain on investments	3,984,952	7,323,594
Net change in unrealized appreciation (depreciation) on investments	1,410,114	4,973,272
Net increase in net assets resulting from operations	5,553,735	12,381,716

Distributions to shareholders:
A-Class	—	(574,320)[1]
C-Class	—	(189,261)[1]
H-Class	—	(3,454,188)[1]
Total distributions to shareholders	—	(4,217,769)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,721,007	16,033,281
C-Class	2,923,086	33,837,395
H-Class	455,051,730	468,095,549
Distributions reinvested
A-Class	—	539,527
C-Class	—	177,319
H-Class	—	3,220,079
Cost of shares redeemed
A-Class	(8,246,025)	(16,707,243)
C-Class	(4,446,593)	(33,810,157)
H-Class	(471,676,263)	(453,342,250)
Net increase (decrease) from capital share transactions	(19,673,058)	18,043,500
Net increase (decrease) in net assets	(14,119,323)	26,207,447

Net assets:
Beginning of year	60,541,744	34,334,297
End of year	$46,422,421	$60,541,744

Capital share activity:
Shares sold
A-Class	76,544	214,890
C-Class	37,855	491,843
H-Class	5,183,132	5,731,385
Shares issued from reinvestment of distributions
A-Class	—	6,074
C-Class	—	2,243
H-Class	—	36,365
Shares redeemed
A-Class	(94,181)	(222,325)
C-Class	(57,107)	(491,710)
H-Class	(5,381,115)	(5,570,171)
Net increase (decrease) in shares	(234,872)	198,594

[1]	For the year ended March 29, 2018, the distributions from net investment income and net realized gains were as follows (see Note 11):

Net investment income
A-Class	$(15,611)
C-Class	(5,145)
H-Class	(93,891)
Net realized gains
A-Class	(558,709)
C-Class	(184,116)
H-Class	(3,360,297)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$83.19	$64.70	$47.00	$50.69	$43.26
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.26	.02	(.21)	(.32)
Net gain (loss) on investments (realized and unrealized)	10.16	22.94	18.03	(.43)	7.75
Total from investment operations	10.50	23.20	18.05	(.64)	7.43
Less distributions from:
Net investment income	—	(.13)	—	—	—
Net realized gains	—	(4.58)	(.35)	(3.05)	—
Total distributions	—	(4.71)	(.35)	(3.05)	—
Net asset value, end of period	$93.69	$83.19	$64.70	$47.00	$50.69

Total Return[b]	12.62%	35.39%	38.49%	(1.21%)	17.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,799	$11,055	$8,686	$8,280	$11,921
Ratios to average net assets:
Net investment income (loss)	0.39%	0.34%	0.04%	(0.45%)	(0.68%)
Total expenses	1.87%	1.80%	1.86%	1.82%	1.81%
Portfolio turnover rate	239%	223%	350%	1,023%	1,236%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$73.88	$58.24	$42.64	$46.62	$40.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.26)	(.35)	(.32)	(.51)	(.60)
Net gain (loss) on investments (realized and unrealized)	8.97	20.70	16.27	(.42)	7.14
Total from investment operations	8.71	20.35	15.95	(.93)	6.54
Less distributions from:
Net investment income	—	(.13)	—	—	—
Net realized gains	—	(4.58)	(.35)	(3.05)	—
Total distributions	—	(4.71)	(.35)	(3.05)	—
Net asset value, end of period	$82.59	$73.88	$58.24	$42.64	$46.62

Total Return[b]	11.79%	34.41%	37.49%	(1.96%)	16.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,284	$3,465	$2,593	$3,459	$5,463
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.49%)	(0.68%)	(1.18%)	(1.38%)
Total expenses	2.61%	2.54%	2.60%	2.56%	2.57%
Portfolio turnover rate	239%	223%	350%	1,023%	1,236%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$82.92	$64.50	$46.86	$50.54	$43.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.14	—	(.18)	(.26)
Net gain (loss) on investments (realized and unrealized)	10.15	22.99	17.99	(.45)	7.64
Total from investment operations	10.47	23.13	17.99	(.63)	7.38
Less distributions from:
Net investment income	—	(.13)	—	—	—
Net realized gains	—	(4.58)	(.35)	(3.05)	—
Total distributions	—	(4.71)	(.35)	(3.05)	—
Net asset value, end of period	$93.39	$82.92	$64.50	$46.86	$50.54

Total Return	12.63%	35.37%	38.50%	(1.20%)	17.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,340	$46,021	$23,055	$21,389	$22,411
Ratios to average net assets:
Net investment income (loss)	0.36%	0.18%	—	(0.40%)	(0.54%)
Total expenses	1.87%	1.80%	1.86%	1.82%	1.82%
Portfolio turnover rate	239%	223%	350%	1,023%	1,236%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average® Index. Inverse Dow 2x Strategy Fund H-Class returned -19.98% while the Dow Jones Industrial Average® Index returned 10.08% over the same time period.

The Health Care and Consumer Discretionary sectors contributed the most to performance of the underlying index during the year. The Financials and Materials sectors detracted the most from performance of the underlying index for the year.

Boeing Co., United Health Group, Inc., and Visa, Inc. — Class A contributed the most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were Goldman Sachs Group, Inc., International Business Machines Corp., and 3M Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

60 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(19.88%)	(24.41%)	(30.81%)
A-Class Shares with sales charge†	(23.66%)	(25.14%)	(31.15%)
C-Class Shares	(20.59%)	(25.00%)	(31.37%)
C-Class Shares with CDSC‡	(21.39%)	(25.00%)	(31.37%)
H-Class Shares	(19.98%)	(24.42%)	(30.80%)
Dow Jones Industrial Average Index	10.08%	12.21%	15.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

62 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
INVERSE DOW 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 65.4%
Federal Home Loan Bank
2.92% (3 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 07/01/20[1]	$1,000,000	$1,002,667
2.50% due 10/26/22[2]	1,000,000	1,000,223
Freddie Mac
2.25% due 11/02/22[2]	1,000,000	1,000,188
Federal Farm Credit Bank
2.70% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	500,000	499,573
Total Federal Agency Notes
(Cost $3,502,905)		3,502,651

U.S. TREASURY BILLS†† - 6.8%
U.S. Treasury Bills
2.39% due 05/07/19[3,4]	340,000	339,188
2.31% due 04/02/19[4]	24,000	23,999
Total U.S. Treasury Bills
(Cost $363,187)		363,187
REPURCHASE AGREEMENTS††,5 - 31.5%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[3]	$1,143,966	$1,143,966
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[3]	285,992	285,992
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[3]	256,156	256,156
Total Repurchase Agreements
(Cost $1,686,114)		1,686,114

Total Investments - 103.7%
(Cost $5,552,206)		$5,551,952
Other Assets & Liabilities, net - (3.7)%		(196,906)
Total Net Assets - 100.0%		$5,355,046

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Dow Jones Industrial Average Index	(2.66%)	At Maturity	04/30/19	83	$2,143,111	$(25,053)
BNP Paribas	Dow Jones Industrial Average Index	(2.50%)	At Maturity	04/29/19	330	8,566,289	(99,266)
						$10,709,400	$(124,319)

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2019. See table below for additional step information for each security.

[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$3,502,651	$—	$3,502,651
U.S. Treasury Bills	—	363,187	—	363,187
Repurchase Agreements	—	1,686,114	—	1,686,114
Total Assets	$—	$5,551,952	$—	$5,551,952

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$124,319	$—	$124,319

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Federal Home Loan Bank, 2.50% due 10/26/22	2.75%	04/27/19	3.00% - 6.00%	07/27/19 - 07/27/22
Freddie Mac, 2.25% due 11/02/22	2.75%	05/03/19	3.25% - 5.50%	11/03/19 - 05/03/22

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value (cost $3,866,092)	$3,865,838
Repurchase agreements, at value (cost $1,686,114)	1,686,114
Receivables:
Fund shares sold	61,269
Interest	22,161
Total assets	5,635,382

Liabilities:
Unrealized depreciation on swap agreements	124,319
Payable for:
Fund shares redeemed	137,919
Management fees	4,759
Swap settlement	4,629
Distribution and service fees	1,457
Transfer agent and administrative fees	1,322
Portfolio accounting fees	793
Trustees’ fees*	161
Miscellaneous	4,977
Total liabilities	280,336
Commitments and contingent liabilities (Note 12)	—
Net assets	$5,355,046

Net assets consist of:
Paid in capital	$45,390,619
Total distributable earnings (loss)	(40,035,573)
Net assets	$5,355,046

A-Class:
Net assets	$964,176
Capital shares outstanding	99,330
Net asset value per share	$9.71
Maximum offering price per share (Net asset value divided by 95.25%)	$10.19

C-Class:
Net assets	$211,624
Capital shares outstanding	24,598
Net asset value per share	$8.60

H-Class:
Net assets	$4,179,246
Capital shares outstanding	429,477
Net asset value per share	$9.73

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Interest	$172,051
Total investment income	172,051

Expenses:
Management fees	74,363
Distribution and service fees:
A-Class	2,185
C-Class	5,691
H-Class	17,052
Transfer agent and administrative fees	20,658
Portfolio accounting fees	12,395
Registration fees	10,894
Trustees’ fees*	4,086
Custodian fees	1,057
Line of credit fees	66
Miscellaneous	11,098
Total expenses	159,545
Net investment income	12,506

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	156
Swap agreements	(2,038,725)
Futures contracts	(324,017)
Net realized loss	(2,362,586)
Net change in unrealized appreciation (depreciation) on:
Investments	7,543
Swap agreements	(14,397)
Futures contracts	(10,603)
Net change in unrealized appreciation (depreciation)	(17,457)
Net realized and unrealized loss	(2,380,043)
Net decrease in net assets resulting from operations	$(2,367,537)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$12,506	$(72,765)
Net realized loss on investments	(2,362,586)	(3,260,214)
Net change in unrealized appreciation (depreciation) on investments	(17,457)	(130,500)
Net decrease in net assets resulting from operations	(2,367,537)	(3,463,479)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,588,036	4,394,059
C-Class	4,339,177	22,630,746
H-Class	251,119,640	147,396,069
Cost of shares redeemed
A-Class	(3,107,775)	(4,470,680)
C-Class	(5,016,290)	(21,638,554)
H-Class	(250,758,074)	(147,235,402)
Net increase from capital share transactions	164,714	1,076,238
Net decrease in net assets	(2,202,823)	(2,387,241)

Net assets:
Beginning of year	7,557,869	9,945,110
End of year	$5,355,046	$7,557,869

Capital share activity:
Shares sold
A-Class	334,342	289,109
C-Class	449,270	1,674,161
H-Class	22,931,618	10,625,292
Shares redeemed
A-Class	(282,300)	(304,514)
C-Class	(519,629)	(1,603,807)
H-Class	(22,991,918)	(10,610,666)
Net increase (decrease) in shares	(78,617)	69,575

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$12.12	$17.71	$26.34	$30.36	$39.35
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.11)	(.33)	(.51)	(.61)
Net gain (loss) on investments (realized and unrealized)	(2.44)	(5.48)	(8.30)	(3.51)	(8.38)
Total from investment operations	(2.41)	(5.59)	(8.63)	(4.02)	(8.99)
Net asset value, end of period	$9.71	$12.12	$17.71	$26.34	$30.36

Total Return[b]	(19.88%)	(31.56%)	(32.76%)	(13.24%)	(22.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$964	$573	$1,110	$2,240	$1,346
Ratios to average net assets:
Net investment income (loss)	0.25%	(0.78%)	(1.47%)	(1.72%)	(1.81%)
Total expenses	1.88%	1.80%	1.85%	1.82%	1.82%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$10.83	$15.97	$23.90	$27.74	$36.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.16)	(.45)	(.68)	(.79)
Net gain (loss) on investments (realized and unrealized)	(2.17)	(4.98)	(7.48)	(3.16)	(7.71)
Total from investment operations	(2.23)	(5.14)	(7.93)	(3.84)	(8.50)
Net asset value, end of period	$8.60	$10.83	$15.97	$23.90	$27.74

Total Return[b]	(20.59%)	(32.19%)	(33.22%)	(13.84%)	(23.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$212	$1,028	$393	$766	$795
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(1.39%)	(2.22%)	(2.46%)	(2.58%)
Total expenses	2.56%	2.55%	2.62%	2.53%	2.60%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$12.16	$17.77	$26.41	$30.44	$39.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.10)	(.33)	(.51)	(.63)
Net gain (loss) on investments (realized and unrealized)	(2.45)	(5.51)	(8.31)	(3.52)	(8.39)
Total from investment operations	(2.43)	(5.61)	(8.64)	(4.03)	(9.02)
Net asset value, end of period	$9.73	$12.16	$17.77	$26.41	$30.44

Total Return	(19.98%)	(31.57%)	(32.71%)	(13.24%)	(22.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,179	$5,957	$8,442	$8,690	$7,363
Ratios to average net assets:
Net investment income (loss)	0.20%	(0.74%)	(1.46%)	(1.72%)	(1.82%)
Total expenses	1.89%	1.80%	1.85%	1.82%	1.84%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000® Index. Russell 2000® 2x Strategy Fund H-Class returned -3.61%, while the Russell 2000® Index returned 2.05% over the same time period.

Among sectors, the leading performance contributor to the underlying index during the period was Technology, followed by Utilities. The leading detractors from the performance of the underlying index were Energy and Industrials.

Etsy, Inc., Trade Desk, Inc. — Class A, and Sarepta Therapeutics, Inc. were the largest contributors to performance of the underlying index for the period. Nektar Therapeutics, Maxar Technologies, Inc., and McDermott International, Inc. were the leading detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Etsy, Inc.	0.1%
Five Below, Inc.	0.1%
Trade Desk, Inc. — Class A	0.1%
Integrated Device Technology, Inc.	0.1%
HubSpot, Inc.	0.1%
Planet Fitness, Inc. — Class A	0.1%
Cree, Inc.	0.1%
Ciena Corp.	0.1%
Primerica, Inc.	0.1%
Woodward, Inc.	0.1%
Top Ten Total	1.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

70 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(3.42%)	8.21%	24.22%
A-Class Shares with sales charge†	(8.00%)	7.16%	23.63%
C-Class Shares	(4.13%)	7.41%	23.31%
C-Class Shares with CDSC‡	(5.09%)	7.41%	23.31%
H-Class Shares	(3.61%)	8.15%	24.17%
Russell 2000 Index	2.05%	9.97%	18.00%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 21.2%

Financial - 5.2%
Primerica, Inc.	134	$16,368
MGIC Investment Corp.*	1,096	14,456
Radian Group, Inc.	674	13,979
First Industrial Realty Trust, Inc. REIT	388	13,720
Essent Group Ltd.*	299	12,992
Cousins Properties, Inc. REIT	1,311	12,664
Kemper Corp.	164	12,487
Pebblebrook Hotel Trust REIT	402	12,486
Healthcare Realty Trust, Inc. REIT	387	12,427
IBERIABANK Corp.	172	12,334
EastGroup Properties, Inc. REIT	109	12,169
Americold Realty Trust REIT	390	11,899
First Financial Bankshares, Inc.	202	11,672
Blackstone Mortgage Trust, Inc. — Class A REIT	336	11,612
Selective Insurance Group, Inc.	181	11,454
Ryman Hospitality Properties, Inc. REIT	139	11,431
Stifel Financial Corp.	216	11,396
United Bankshares, Inc.	304	11,017
Sabra Health Care REIT, Inc.	555	10,806
Physicians Realty Trust REIT	570	10,722
Hancock Whitney Corp.	265	10,706
Glacier Bancorp, Inc.	265	10,619
Ellie Mae, Inc.*	106	10,461
Rexford Industrial Realty, Inc. REIT	288	10,313
Sunstone Hotel Investors, Inc. REIT	712	10,253
National Health Investors, Inc. REIT	127	9,976
Valley National Bancorp	1,006	9,637
PS Business Parks, Inc. REIT	61	9,567
RLJ Lodging Trust REIT	542	9,523
Community Bank System, Inc.	157	9,384
Chemical Financial Corp.	222	9,138
UMB Financial Corp.	141	9,030
STAG Industrial, Inc. REIT	301	8,925
Federated Investors, Inc. — Class B	302	8,852
RLI Corp.	122	8,754
Investors Bancorp, Inc.	734	8,698
Home BancShares, Inc.	489	8,592
LendingTree, Inc.*,1	24	8,437
Kennedy-Wilson Holdings, Inc.	391	8,363
BancorpSouth Bank	294	8,297
CNO Financial Group, Inc.	512	8,284
Piedmont Office Realty Trust, Inc. — Class A REIT	393	8,194
Cathay General Bancorp	241	8,172
Independent Bank Corp.	100	8,101
Fulton Financial Corp.	520	8,050
PotlatchDeltic Corp. REIT	207	7,823
Union Bankshares Corp.	240	7,759
Old National Bancorp	471	7,724
First BanCorp	666	7,632
South State Corp.	111	7,586
American Equity Investment Life Holding Co.	279	7,539
Xenia Hotels & Resorts, Inc. REIT	341	7,471
Columbia Banking System, Inc.	228	7,453
CVB Financial Corp.	349	7,346
Washington Federal, Inc.	253	7,309
Agree Realty Corp. REIT	104	7,211
GEO Group, Inc. REIT	375	7,200
CoreCivic, Inc. REIT	370	7,196
First Financial Bancorp	298	7,170
QTS Realty Trust, Inc. — Class A REIT	159	7,153
Argo Group International Holdings Ltd.	101	7,137
Washington Real Estate Investment Trust	249	7,067
DiamondRock Hospitality Co. REIT	646	6,996
Apollo Commercial Real Estate Finance, Inc. REIT	384	6,989
Cadence BanCorp	375	6,956
Simmons First National Corp. — Class A	282	6,903
Trustmark Corp.	204	6,861
Acadia Realty Trust REIT	251	6,845
Terreno Realty Corp. REIT	162	6,810
CenterState Bank Corp.	286	6,810
Enstar Group Ltd.*	38	6,612
International Bancshares Corp.	172	6,541
WesBanco, Inc.	163	6,479
Urban Edge Properties REIT	341	6,479
First Midwest Bancorp, Inc.	316	6,465
Deluxe Corp.	144	6,296
Mack-Cali Realty Corp. REIT	282	6,260
Four Corners Property Trust, Inc. REIT	211	6,246
First Merchants Corp.	169	6,228
CareTrust REIT, Inc.	260	6,100
WSFS Financial Corp.	158	6,099
United Community Banks, Inc.	244	6,083
Retail Opportunity Investments Corp. REIT	350	6,069
Tanger Factory Outlet Centers, Inc. REIT	287	6,021
Genworth Financial, Inc. — Class A*	1,572	6,021
Lexington Realty Trust REIT	661	5,989
Bank of NT Butterfield & Son Ltd.	164	5,884
Moelis & Co. — Class A	139	5,784
ProAssurance Corp.	166	5,745
Great Western Bancorp, Inc.	179	5,655
LTC Properties, Inc. REIT	123	5,633
HFF, Inc. — Class A	117	5,587
LegacyTexas Financial Group, Inc.	148	5,534
Invesco Mortgage Capital, Inc. REIT	350	5,530
American Assets Trust, Inc. REIT	120	5,503
Alexander & Baldwin, Inc. REIT	213	5,419
Banner Corp.	100	5,417
Axos Financial, Inc.*	181	5,242
Independent Bank Group, Inc.	102	5,232
Capitol Federal Financial, Inc.	390	5,207
Chesapeake Lodging Trust REIT	185	5,145
Renasant Corp.	150	5,078
TowneBank	205	5,074
NMI Holdings, Inc. — Class A*	196	5,071
Northwest Bancshares, Inc.	298	5,057
National Storage Affiliates Trust REIT	176	5,018

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Eagle Bancorp, Inc.*	99	$4,970
Provident Financial Services, Inc.	191	4,945
Hope Bancorp, Inc.	378	4,944
Westamerica Bancorporation	80	4,944
Blucora, Inc.*	148	4,940
ServisFirst Bancshares, Inc.	145	4,895
Ladder Capital Corp. — Class A REIT	286	4,868
Houlihan Lokey, Inc.	105	4,814
NBT Bancorp, Inc.	133	4,789
Tier REIT, Inc.	166	4,758
WageWorks, Inc.*	124	4,682
Navigators Group, Inc.	65	4,542
Redfin Corp.*,1	224	4,540
Seritage Growth Properties REIT	102	4,533
Horace Mann Educators Corp.	128	4,507
Walker & Dunlop, Inc.	86	4,378
National General Holdings Corp.	181	4,295
McGrath RentCorp	75	4,243
S&T Bancorp, Inc.	107	4,230
Ameris Bancorp	123	4,225
Kinsale Capital Group, Inc.	61	4,183
Kite Realty Group Trust REIT	258	4,125
Office Properties Income Trust REIT	149	4,118
Colony Credit Real Estate, Inc. REIT	262	4,103
First Interstate BancSystem, Inc. — Class A	103	4,101
Park National Corp.	43	4,074
Industrial Logistics Properties Trust REIT	201	4,054
Hilltop Holdings, Inc.	222	4,052
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	158	4,051
Redwood Trust, Inc. REIT	250	4,037
Waddell & Reed Financial, Inc. — Class A	233	4,029
Employers Holdings, Inc.	100	4,011
Safety Insurance Group, Inc.	46	4,008
Heartland Financial USA, Inc.	92	3,924
Newmark Group, Inc. — Class A	466	3,886
PennyMac Mortgage Investment Trust REIT	187	3,873
First Commonwealth Financial Corp.	306	3,856
Artisan Partners Asset Management, Inc. — Class A	150	3,775
Seacoast Banking Corporation of Florida*	143	3,768
Pacific Premier Bancorp, Inc.	142	3,767
PRA Group, Inc.*	139	3,727
Summit Hotel Properties, Inc. REIT	322	3,674
AMERISAFE, Inc.	60	3,564
OceanFirst Financial Corp.	148	3,561
Brookline Bancorp, Inc.	246	3,542
Kearny Financial Corp.	275	3,539
Cushman & Wakefield plc*	197	3,507
Tompkins Financial Corp.	46	3,499
Berkshire Hills Bancorp, Inc.	127	3,460
FGL Holdings	437	3,439
Lakeland Financial Corp.	76	3,437
Aircastle Ltd.	169	3,421
Easterly Government Properties, Inc. REIT	189	3,404
BrightSphere Investment Group plc	251	3,403
Sandy Spring Bancorp, Inc.	108	3,378
Monmouth Real Estate Investment Corp. REIT	253	3,335
Southside Bancshares, Inc.	100	3,323
First Busey Corp.	136	3,318
Washington Prime Group, Inc. REIT[1]	583	3,294
Piper Jaffray Cos.	45	3,277
City Holding Co.	43	3,276
Getty Realty Corp. REIT	102	3,267
James River Group Holdings Ltd.	81	3,246
Nelnet, Inc. — Class A	58	3,194
First BanCorp Puerto Rico	91	3,163
TriCo Bancshares	80	3,143
Stewart Information Services Corp.	73	3,116
LendingClub Corp.*	1,001	3,093
Universal Insurance Holdings, Inc.	99	3,069
Flagstar Bancorp, Inc.	92	3,029
Universal Health Realty Income Trust REIT	40	3,028
National Bank Holdings Corp. — Class A	90	2,993
RPT Realty REIT	247	2,966
Cohen & Steers, Inc.	70	2,959
Global Net Lease, Inc. REIT	155	2,929
BancFirst Corp.	56	2,920
InfraREIT, Inc.	138	2,894
Heritage Financial Corp.	96	2,893
United Fire Group, Inc.	66	2,885
Enterprise Financial Services Corp.	70	2,854
Boston Private Financial Holdings, Inc.	260	2,850
Independence Realty Trust, Inc. REIT	263	2,838
Veritex Holdings, Inc.	114	2,761
Chatham Lodging Trust REIT	143	2,751
OFG Bancorp	135	2,672
MBIA, Inc.*	276	2,628
PJT Partners, Inc. — Class A	62	2,592
WisdomTree Investments, Inc.	365	2,577
Ambac Financial Group, Inc.*	141	2,555
Central Pacific Financial Corp.	88	2,538
Marcus & Millichap, Inc.*	61	2,484
Columbia Financial, Inc.*	155	2,429
NorthStar Realty Europe Corp. REIT	139	2,413
Third Point Reinsurance Ltd.*	232	2,408
Innovative Industrial Properties, Inc. REIT[1]	29	2,369
Meridian Bancorp, Inc.	150	2,354
Enova International, Inc.*	103	2,350
Franklin Street Properties Corp. REIT	325	2,337
Capstead Mortgage Corp. REIT	265	2,276
United Financial Bancorp, Inc.	158	2,267
TrustCo Bank Corp. NY	292	2,266
Stock Yards Bancorp, Inc.	67	2,265
Washington Trust Bancorp, Inc.	47	2,263
Alexander’s, Inc. REIT	6	2,257
Bryn Mawr Bank Corp.	62	2,240
Trupanion, Inc.*	68	2,226
World Acceptance Corp.*	19	2,225
Investors Real Estate Trust REIT	37	2,217
Encore Capital Group, Inc.*	81	2,206

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Univest Financial Corp.	90	$2,201
1st Source Corp.	49	2,201
Mr Cooper Group, Inc.*	229	2,196
National Commerce Corp.*	56	2,196
Essential Properties Realty Trust, Inc. REIT	111	2,167
RE/MAX Holdings, Inc. — Class A	56	2,158
Lakeland Bancorp, Inc.	140	2,090
Triumph Bancorp, Inc.*	71	2,087
HomeStreet, Inc.*	78	2,055
Virtus Investment Partners, Inc.	21	2,049
Federal Agricultural Mortgage Corp. — Class C	28	2,028
Hanmi Financial Corp.	95	2,021
Camden National Corp.	48	2,003
Oritani Financial Corp.	120	1,996
New York Mortgage Trust, Inc. REIT	326	1,985
Carolina Financial Corp.	57	1,972
Community Trust Bancorp, Inc.	48	1,971
FBL Financial Group, Inc. — Class A	31	1,944
Preferred Bank/Los Angeles CA	43	1,934
Northfield Bancorp, Inc.	137	1,904
Hersha Hospitality Trust REIT	111	1,903
Community Healthcare Trust, Inc. REIT	53	1,902
Saul Centers, Inc. REIT	37	1,901
Urstadt Biddle Properties, Inc. — Class A REIT	92	1,899
Fidelity Southern Corp.	68	1,863
INTL FCStone, Inc.*	48	1,860
Armada Hoffler Properties, Inc. REIT	119	1,855
Banc of California, Inc.	134	1,855
ConnectOne Bancorp, Inc.	94	1,852
Horizon Bancorp, Inc.	115	1,850
Flushing Financial Corp.	84	1,842
National Western Life Group, Inc. — Class A	7	1,837
Dime Community Bancshares, Inc.	98	1,836
Gladstone Commercial Corp. REIT	88	1,828
CBTX, Inc.	56	1,818
eHealth, Inc.*	29	1,808
First Defiance Financial Corp.	62	1,782
Great Southern Bancorp, Inc.	34	1,765
Meta Financial Group, Inc.	87	1,712
State Auto Financial Corp.	52	1,712
iStar, Inc. REIT	203	1,709
Bank of Marin Bancorp	42	1,709
Peoples Bancorp, Inc.	55	1,703
Preferred Apartment Communities, Inc. — Class A REIT	114	1,689
First of Long Island Corp.	77	1,689
TPG RE Finance Trust, Inc. REIT	86	1,686
Mercantile Bank Corp.	51	1,669
Origin Bancorp, Inc.	49	1,668
Customers Bancorp, Inc.*	90	1,648
First Community Bankshares, Inc.	49	1,624
FB Financial Corp.	51	1,620
Arbor Realty Trust, Inc. REIT	123	1,595
Midland States Bancorp, Inc.	66	1,588
First Financial Corp.	37	1,554
Bridge Bancorp, Inc.	52	1,524
Heritage Commerce Corp.	125	1,512
CatchMark Timber Trust, Inc. — Class A REIT	153	1,502
Nicolet Bankshares, Inc.*	25	1,490
Peapack Gladstone Financial Corp.	56	1,468
CorePoint Lodging, Inc. REIT	129	1,441
Independent Bank Corp.	67	1,440
UMH Properties, Inc. REIT	102	1,436
Whitestone REIT — Class B	119	1,430
Front Yard Residential Corp. REIT	154	1,428
AG Mortgage Investment Trust, Inc. REIT	84	1,415
German American Bancorp, Inc.	48	1,411
Diamond Hill Investment Group, Inc.	10	1,400
Hamilton Lane, Inc. — Class A	32	1,395
United Community Financial Corp.	149	1,393
QCR Holdings, Inc.	41	1,391
PennyMac Financial Services, Inc.	62	1,379
Atlantic Capital Bancshares, Inc.*	77	1,373
CorEnergy Infrastructure Trust, Inc. REIT	37	1,360
Pennsylvania Real Estate Investment Trust	214	1,346
Republic Bancorp, Inc. — Class A	30	1,342
RMR Group, Inc. — Class A	22	1,342
HomeTrust Bancshares, Inc.	53	1,336
One Liberty Properties, Inc. REIT	46	1,334
Financial Institutions, Inc.	48	1,305
Ares Commercial Real Estate Corp. REIT	84	1,276
New Senior Investment Group, Inc. REIT	233	1,270
Bancorp, Inc.*	157	1,269
Waterstone Financial, Inc.	77	1,267
People’s Utah Bancorp	48	1,266
NexPoint Residential Trust, Inc. REIT	33	1,265
Ashford Hospitality Trust, Inc. REIT	266	1,263
Arrow Financial Corp.	38	1,250
First Foundation, Inc.	92	1,248
Allegiance Bancshares, Inc.*	37	1,248
Cowen, Inc. — Class A*	86	1,246
Bar Harbor Bankshares	48	1,242
ARMOUR Residential REIT, Inc.	63	1,230
Anworth Mortgage Asset Corp. REIT	304	1,228
Granite Point Mortgage Trust, Inc. REIT	66	1,226
Old Line Bancshares, Inc.	49	1,222
Equity Bancshares, Inc. — Class A*	42	1,210
Opus Bank	61	1,208
TriState Capital Holdings, Inc.*	59	1,205
First Bancshares, Inc.	39	1,205
KKR Real Estate Finance Trust, Inc. REIT	60	1,201
Greenhill & Company, Inc.	55	1,183
First Mid-Illinois Bancshares, Inc.	35	1,166
Live Oak Bancshares, Inc.	79	1,154
Old Second Bancorp, Inc.	91	1,146
CNB Financial Corp.	45	1,137
Franklin Financial Network, Inc.	39	1,131
Braemar Hotels & Resorts, Inc. REIT	91	1,111

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Farmers National Banc Corp.	79	$1,089
Merchants Bancorp	50	1,075
Sierra Bancorp	44	1,069
B. Riley Financial, Inc.	63	1,051
FRP Holdings, Inc.*	22	1,046
West Bancorporation, Inc.	50	1,034
Focus Financial Partners, Inc. — Class A*	29	1,034
Citizens, Inc.*	154	1,027
United Insurance Holdings Corp.	64	1,018
Exantas Capital Corp. REIT	95	1,010
Orchid Island Capital, Inc. REIT	153	1,007
PCSB Financial Corp.	51	998
Cambridge Bancorp	12	994
MedEquities Realty Trust, Inc. REIT	89	991
Greenlight Capital Re Ltd. — Class A*	90	978
City Office REIT, Inc.	85	961
MidWestOne Financial Group, Inc.	35	954
Peoples Financial Services Corp.	21	950
Byline Bancorp, Inc.*	51	942
HCI Group, Inc.	22	940
Cedar Realty Trust, Inc. REIT	276	938
Citizens & Northern Corp.	37	926
EMC Insurance Group, Inc.	29	925
Westwood Holdings Group, Inc.	26	917
American National Bankshares, Inc.	26	908
Heritage Insurance Holdings, Inc.	62	905
National Bankshares, Inc.	21	900
Ladenburg Thalmann Financial Services, Inc.	317	897
Southern National Bancorp of Virginia, Inc.	61	894
Spirit MTA REIT	134	870
On Deck Capital, Inc.*	160	867
Enterprise Bancorp, Inc.	30	862
Summit Financial Group, Inc.	32	848
Farmers & Merchants Bancorp Incorporated/Archbold OH	28	843
Goosehead Insurance, Inc. — Class A	30	836
CBL & Associates Properties, Inc. REIT[1]	528	818
RBB Bancorp	43	808
Ready Capital Corp. REIT	55	807
Macatawa Bank Corp.	81	805
Home Bancorp, Inc.	24	798
First Bancorp, Inc.	32	797
Global Indemnity Ltd.	26	790
Bluerock Residential Growth REIT, Inc.	73	787
Capital City Bank Group, Inc.	36	784
Oppenheimer Holdings, Inc. — Class A	30	781
ACNB Corp.	21	777
HarborOne Bancorp, Inc.*	45	774
Health Insurance Innovations, Inc. — Class A*,1	28	751
Southern First Bancshares, Inc.*	22	745
Ames National Corp.	27	740
Western New England Bancorp, Inc.	80	738
Altisource Portfolio Solutions S.A.*,1	31	734
Baycom Corp.*	32	724
Northrim BanCorp, Inc.	21	723
Bridgewater Bancshares, Inc.*	70	722
Republic First Bancorp, Inc.*	137	719
Consolidated-Tomoka Land Co.	12	709
Regional Management Corp.*	29	708
Central Valley Community Bancorp	36	704
Guaranty Bancshares, Inc.	24	701
Metropolitan Bank Holding Corp.*	20	696
Reliant Bancorp, Inc.	31	692
Great Ajax Corp. REIT	50	687
Western Asset Mortgage Capital Corp. REIT	67	685
Ocwen Financial Corp.*	366	666
SmartFinancial, Inc.*	35	662
Century Bancorp, Inc. — Class A	9	657
Safeguard Scientifics, Inc.*	60	651
Southern Missouri Bancorp, Inc.	21	647
Territorial Bancorp, Inc.	24	646
Pacific City Financial Corp.	37	646
Investar Holding Corp.	28	636
Investors Title Co.	4	632
Clipper Realty, Inc. REIT	46	616
Howard Bancorp, Inc.*	41	607
Farmland Partners, Inc. REIT	94	602
Codorus Valley Bancorp, Inc.	28	598
BankFinancial Corp.	40	595
Business First Bancshares, Inc.	24	589
First Bank/Hamilton NJ	51	588
Shore Bancshares, Inc.	39	581
Premier Financial Bancorp, Inc.	37	581
Marlin Business Services Corp.	27	580
FedNat Holding Co.	36	577
Penns Woods Bancorp, Inc.	14	575
Arlington Asset Investment Corp. — Class A	72	573
Bank of Princeton	18	571
Forestar Group, Inc.*	33	571
Norwood Financial Corp.	18	555
Bankwell Financial Group, Inc.	19	554
BCB Bancorp, Inc.	41	549
Safehold, Inc. REIT	25	545
Union Bankshares, Inc.	12	543
MutualFirst Financial, Inc.	18	539
Protective Insurance Corp. — Class B	29	537
MidSouth Bancorp, Inc.	47	536
Evans Bancorp, Inc.	15	535
Fidelity D&D Bancorp, Inc.	9	532
Independence Holding Co.	15	529
GAIN Capital Holdings, Inc.	84	528
Tiptree, Inc. — Class A	83	525
First Business Financial Services, Inc.	26	521
Hingham Institution for Savings	3	516
Bank of Commerce Holdings	48	506
C&F Financial Corp.	10	506
Community Bankers Trust Corp.	67	490
Riverview Bancorp, Inc.	66	482
LCNB Corp.	28	480

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

NI Holdings, Inc.*	30	$480
SB One Bancorp	22	478
Stratus Properties, Inc.*	18	475
Entegra Financial Corp.*	21	471
Ohio Valley Banc Corp.	13	470
Chemung Financial Corp.	10	469
Prudential Bancorp, Inc.	27	468
ESSA Bancorp, Inc.	30	462
Parke Bancorp, Inc.	22	460
Northeast Bancorp	22	455
Unity Bancorp, Inc.	24	453
SI Financial Group, Inc.	35	452
First Northwest Bancorp	29	452
Dynex Capital, Inc. REIT	73	445
Pzena Investment Management, Inc. — Class A	54	437
United Security Bancshares	41	435
Esquire Financial Holdings, Inc.*	19	432
Orrstown Financial Services, Inc.	23	428
Kingstone Companies, Inc.	29	427
Hallmark Financial Services, Inc.*	41	426
Community Financial Corp.	15	426
First Community Corp.	22	420
MVB Financial Corp.	27	412
First Financial Northwest, Inc.	26	410
Spirit of Texas Bancshares, Inc.*	19	403
Oak Valley Bancorp	22	388
PDL Community Bancorp*	27	377
Donegal Group, Inc. — Class A	28	377
1st Constitution Bancorp	21	373
Peoples Bancorp of North Carolina, Inc.	14	372
Level One Bancorp, Inc.	16	372
Curo Group Holdings Corp.*	37	371
Middlefield Banc Corp.	9	371
Silvercrest Asset Management Group, Inc. — Class A	26	370
Mid Penn Bancorp, Inc.	15	368
Pacific Mercantile Bancorp*	48	366
First United Corp.	21	362
CB Financial Services, Inc.	15	356
Gladstone Land Corp. REIT	27	342
OP Bancorp	39	341
Timberland Bancorp, Inc.	12	336
First Savings Financial Group, Inc.	6	324
Crawford & Co. — Class B	34	310
Cherry Hill Mortgage Investment Corp. REIT	18	310
Capstar Financial Holdings, Inc.	21	303
Provident Bancorp, Inc.*	13	294
County Bancorp, Inc.	16	282
Elevate Credit, Inc.*	64	278
Associated Capital Group, Inc. — Class A	7	277
Auburn National Bancorporation, Inc.	7	276
Global Medical REIT, Inc.	28	275
Greene County Bancorp, Inc.	9	273
Siebert Financial Corp.*	23	272
First Guaranty Bancshares, Inc.	13	267
First Internet Bancorp	13	251
Maui Land & Pineapple Company, Inc.*	21	240
Sterling Bancorp, Inc.	22	223
Trinity Place Holdings, Inc.*	55	220
Civista Bancshares, Inc.	10	218
BRT Apartments Corp. REIT	15	208
FS Bancorp, Inc.	4	202
Malvern Bancorp, Inc.*	10	201
Jernigan Capital, Inc. REIT	9	189
GAMCO Investors, Inc. — Class A	9	184
Luther Burbank Corp.	18	182
Maiden Holdings Ltd.	212	157
Transcontinental Realty Investors, Inc.*	5	156
First Choice Bancorp	7	150
Amalgamated Bank — Class A	9	141
Impac Mortgage Holdings, Inc.*	30	118
Ashford, Inc.*	2	111
Griffin Industrial Realty, Inc.	3	105
Select Bancorp, Inc.*	7	80
American Realty Investors, Inc.*	6	73
Total Financial		1,513,392

Consumer, Non-cyclical - 4.6%
Insperity, Inc.	119	14,716
Array BioPharma, Inc.*	599	14,604
LivaNova plc*	148	14,393
Horizon Pharma plc*	542	14,325
Haemonetics Corp.*	159	13,909
Chegg, Inc.*	338	12,885
FibroGen, Inc.*	232	12,609
Performance Food Group Co.*	318	12,605
HealthEquity, Inc.*	169	12,503
Wright Medical Group N.V.*	388	12,203
Brink’s Co.	157	11,839
Teladoc Health, Inc.*	209	11,620
Aaron’s, Inc.	216	11,362
LiveRamp Holdings, Inc.*	208	11,351
Spark Therapeutics, Inc.*	98	11,160
Darling Ingredients, Inc.*	511	11,063
Novocure Ltd.*	229	11,031
Ultragenyx Pharmaceutical, Inc.*	157	10,890
Globus Medical, Inc. — Class A*	218	10,771
Blueprint Medicines Corp.*	129	10,326
Merit Medical Systems, Inc.*	166	10,264
Amedisys, Inc.*	83	10,231
Tandem Diabetes Care, Inc.*	159	10,096
LHC Group, Inc.*	91	10,088
ASGN, Inc.*	158	10,031
Syneos Health, Inc.*	193	9,990
Lancaster Colony Corp.	59	9,245
Helen of Troy Ltd.*	79	9,161
Green Dot Corp. — Class A*	151	9,158
NuVasive, Inc.*	160	9,086
FTI Consulting, Inc.*	118	9,065
Neogen Corp.*	157	9,010

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Global Blood Therapeutics, Inc.*	162	$8,575
Monro, Inc.	99	8,565
Strategic Education, Inc.	65	8,535
Immunomedics, Inc.*	434	8,337
Adtalem Global Education, Inc.*	179	8,291
Sanderson Farms, Inc.	62	8,174
Ligand Pharmaceuticals, Inc. — Class B*	65	8,171
ACADIA Pharmaceuticals, Inc.*	303	8,136
TriNet Group, Inc.*	136	8,125
Paylocity Holding Corp.*	90	8,027
Amicus Therapeutics, Inc.*	590	8,024
Glaukos Corp.*	102	7,994
Ensign Group, Inc.	155	7,935
Korn Ferry	177	7,926
Boston Beer Company, Inc. — Class A*	26	7,663
HMS Holdings Corp.*	258	7,639
Healthcare Services Group, Inc.	231	7,621
Tenet Healthcare Corp.*	261	7,527
Intercept Pharmaceuticals, Inc.*	67	7,495
ABM Industries, Inc.	206	7,488
J&J Snack Foods Corp.	47	7,465
Edgewell Personal Care Co.*	168	7,374
Integer Holdings Corp.*	97	7,316
WD-40 Co.	43	7,286
Repligen Corp.*	122	7,208
Zogenix, Inc.*	131	7,206
Myriad Genetics, Inc.*	214	7,105
Avis Budget Group, Inc.*	203	7,077
Emergent BioSolutions, Inc.*	140	7,073
Portola Pharmaceuticals, Inc.*,1	203	7,044
Arena Pharmaceuticals, Inc.*	155	6,949
Insmed, Inc.*	239	6,948
Quidel Corp.*	106	6,940
AMN Healthcare Services, Inc.*	144	6,781
CONMED Corp.	79	6,571
BioTelemetry, Inc.*	103	6,450
Halozyme Therapeutics, Inc.*	389	6,263
Avanos Medical, Inc.*	146	6,231
Travelport Worldwide Ltd.	391	6,150
Medicines Co.*,1	215	6,009
Ironwood Pharmaceuticals, Inc. — Class A*	438	5,926
Acceleron Pharma, Inc.*	126	5,868
REGENXBIO, Inc.*	100	5,731
Nevro Corp.*	91	5,688
iRhythm Technologies, Inc.*	75	5,622
Endo International plc*	698	5,605
Patterson Companies, Inc.	256	5,594
Mallinckrodt plc*	257	5,587
Cimpress N.V.*	69	5,529
MyoKardia, Inc.*	106	5,511
PTC Therapeutics, Inc.*	144	5,420
Supernus Pharmaceuticals, Inc.*	153	5,361
Inogen, Inc.*	56	5,341
EVERTEC, Inc.	190	5,284
Aerie Pharmaceuticals, Inc.*	111	5,272
Heron Therapeutics, Inc.*	215	5,255
Atara Biotherapeutics, Inc.*	131	5,207
Reata Pharmaceuticals, Inc. — Class A*	59	5,043
Magellan Health, Inc.*	76	5,010
B&G Foods, Inc.[1]	205	5,006
Enanta Pharmaceuticals, Inc.*	52	4,967
Prestige Consumer Healthcare, Inc.*	162	4,845
Biohaven Pharmaceutical Holding Company Ltd.*	94	4,838
AnaptysBio, Inc.*	66	4,821
Mirati Therapeutics, Inc.*,1	65	4,765
Select Medical Holdings Corp.*	338	4,762
Avalara, Inc.*	85	4,742
Pacira Pharmaceuticals, Inc.*	124	4,719
Medifast, Inc.	36	4,592
Genomic Health, Inc.*	65	4,553
Xencor, Inc.*	146	4,535
Universal Corp.	77	4,437
Laureate Education, Inc. — Class A*	296	4,431
Cardtronics plc — Class A*	124	4,412
STAAR Surgical Co.*	129	4,411
NeoGenomics, Inc.*	215	4,399
Cal-Maine Foods, Inc.	97	4,329
Coca-Cola Consolidated, Inc.	15	4,318
ICF International, Inc.	56	4,260
Calavo Growers, Inc.	49	4,109
Inter Parfums, Inc.	54	4,097
US Physical Therapy, Inc.	39	4,096
Cambrex Corp.*	104	4,040
Varex Imaging Corp.*	119	4,032
Medpace Holdings, Inc.*	68	4,010
K12, Inc.*	117	3,993
Sotheby’s*	104	3,926
Arrowhead Pharmaceuticals, Inc.*	211	3,872
Simply Good Foods Co.*	188	3,871
Hostess Brands, Inc.*	308	3,850
Amneal Pharmaceuticals, Inc.*	271	3,840
Brookdale Senior Living, Inc. — Class A*	583	3,836
Cardiovascular Systems, Inc.*	97	3,750
Momenta Pharmaceuticals, Inc.*	255	3,705
Clovis Oncology, Inc.*	148	3,673
Matthews International Corp. — Class A	97	3,584
Corcept Therapeutics, Inc.*	304	3,569
Viad Corp.	63	3,546
Puma Biotechnology, Inc.*	91	3,530
Editas Medicine, Inc.*	144	3,521
Atrion Corp.	4	3,515
Invitae Corp.*	150	3,513
Career Education Corp.*	212	3,502
Guardant Health, Inc.*	45	3,451
Vector Group Ltd.	319	3,442
Spectrum Pharmaceuticals, Inc.*	314	3,357
Fate Therapeutics, Inc.*	189	3,321
Denali Therapeutics, Inc.*	142	3,297
USANA Health Sciences, Inc.*	39	3,271
CBIZ, Inc.*	161	3,259

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Huron Consulting Group, Inc.*	69	$3,258
CryoLife, Inc.*	111	3,238
MGP Ingredients, Inc.	41	3,163
Iovance Biotherapeutics, Inc.*	330	3,138
R1 RCM, Inc.*	321	3,104
Orthofix Medical, Inc.*	55	3,103
Theravance Biopharma, Inc.*	135	3,060
Aimmune Therapeutics, Inc.*	136	3,040
Innoviva, Inc.*	215	3,016
Sangamo Therapeutics, Inc.*	316	3,015
Pacific Biosciences of California, Inc.*	416	3,008
Intersect ENT, Inc.*	93	2,990
TrueBlue, Inc.*	126	2,979
Hertz Global Holdings, Inc.*	171	2,970
Luminex Corp.	129	2,968
Vanda Pharmaceuticals, Inc.*	160	2,944
Herc Holdings, Inc.*	75	2,923
Tactile Systems Technology, Inc.*	55	2,900
National Healthcare Corp.	38	2,884
Rent-A-Center, Inc.*	138	2,880
Retrophin, Inc.*	127	2,874
Central Garden & Pet Co. — Class A*	123	2,860
Esperion Therapeutics, Inc.*	71	2,851
Lantheus Holdings, Inc.*	116	2,840
Audentes Therapeutics, Inc.*	71	2,770
Madrigal Pharmaceuticals, Inc.*	22	2,756
CareDx, Inc.*	87	2,742
Andersons, Inc.	85	2,740
ACCO Brands Corp.	317	2,713
OPKO Health, Inc.*,1	1,003	2,618
AngioDynamics, Inc.*	114	2,606
Natus Medical, Inc.*	102	2,589
Navigant Consulting, Inc.	132	2,570
Fresh Del Monte Produce, Inc.	95	2,568
Kforce, Inc.	72	2,529
Radius Health, Inc.*	126	2,512
Alder Biopharmaceuticals, Inc.*	182	2,484
Cerus Corp.*	397	2,473
Cymabay Therapeutics, Inc.*	185	2,457
Omeros Corp.*,1	141	2,449
Tivity Health, Inc.*	138	2,423
SP Plus Corp.*	71	2,423
Weight Watchers International, Inc.*	120	2,418
Providence Service Corp.*	35	2,332
Meridian Bioscience, Inc.	130	2,289
BioCryst Pharmaceuticals, Inc.*	278	2,263
Amphastar Pharmaceuticals, Inc.*	110	2,247
Axogen, Inc.*	106	2,232
Heidrick & Struggles International, Inc.	58	2,223
Apellis Pharmaceuticals, Inc.*	113	2,204
MacroGenics, Inc.*	122	2,194
Akebia Therapeutics, Inc.*	267	2,187
TherapeuticsMD, Inc.*,1	443	2,157
Kelly Services, Inc. — Class A	97	2,140
National Beverage Corp.[1]	37	2,136
Cass Information Systems, Inc.	45	2,129
AtriCure, Inc.*	79	2,116
United Natural Foods, Inc.*	160	2,115
Chefs’ Warehouse, Inc.*	68	2,111
OraSure Technologies, Inc.*	188	2,096
Phibro Animal Health Corp. — Class A	63	2,079
Everi Holdings, Inc.*	196	2,062
Evo Payments, Inc. — Class A*	67	1,946
John B Sanfilippo & Son, Inc.	27	1,940
Cara Therapeutics, Inc.*	95	1,864
Tootsie Roll Industries, Inc.	50	1,854
CorVel Corp.*	28	1,827
Acorda Therapeutics, Inc.*	136	1,807
Heska Corp.*	21	1,788
Addus HomeCare Corp.*	28	1,781
Intellia Therapeutics, Inc.*	104	1,776
ANI Pharmaceuticals, Inc.*	25	1,763
SpartanNash Co.	111	1,762
Intra-Cellular Therapies, Inc.*	140	1,705
Coherus Biosciences, Inc.*	125	1,705
Accelerate Diagnostics, Inc.*	81	1,703
Barrett Business Services, Inc.	22	1,701
Surmodics, Inc.*	39	1,696
Allogene Therapeutics, Inc.*	58	1,677
Eagle Pharmaceuticals, Inc.*	33	1,666
PDL BioPharma, Inc.*	447	1,663
Quanex Building Products Corp.	104	1,652
Ennis, Inc.	79	1,640
Team, Inc.*,1	92	1,610
Athenex, Inc.*	131	1,605
ZIOPHARM Oncology, Inc.*	410	1,578
Natera, Inc.*	76	1,567
Triple-S Management Corp. — Class B*	68	1,552
Resources Connection, Inc.	93	1,538
LeMaitre Vascular, Inc.	49	1,519
Prothena Corporation plc*	125	1,516
American Public Education, Inc.*	50	1,506
RadNet, Inc.*	121	1,499
Forrester Research, Inc.	31	1,499
Homology Medicines, Inc.*	54	1,497
Catalyst Pharmaceuticals, Inc.*	291	1,484
Dermira, Inc.*	109	1,477
Vericel Corp.*	82	1,436
TG Therapeutics, Inc.*	177	1,423
Dynavax Technologies Corp.*	194	1,418
Five Prime Therapeutics, Inc.*	105	1,407
AMAG Pharmaceuticals, Inc.*	107	1,378
Collegium Pharmaceutical, Inc.*	91	1,378
Antares Pharma, Inc.*	450	1,363
Rosetta Stone, Inc.*	62	1,355
Rigel Pharmaceuticals, Inc.*	523	1,344
GlycoMimetics, Inc.*	106	1,321
National Research Corp. — Class A	34	1,312
Flexion Therapeutics, Inc.*	105	1,310
Anika Therapeutics, Inc.*	43	1,300
Assembly Biosciences, Inc.*	66	1,300
Oxford Immunotec Global plc*	75	1,292

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Voyager Therapeutics, Inc.*	67	$1,282
Achillion Pharmaceuticals, Inc.*	424	1,255
CAI International, Inc.*	54	1,253
Epizyme, Inc.*	99	1,227
Weis Markets, Inc.	30	1,224
Ingles Markets, Inc. — Class A	44	1,215
CRA International, Inc.	24	1,213
Arcus Biosciences, Inc.*	97	1,212
ImmunoGen, Inc.*	447	1,211
Hackett Group, Inc.	75	1,185
Veracyte, Inc.*	47	1,176
Care.com, Inc.*	59	1,166
Accuray, Inc.*	244	1,164
Tejon Ranch Co.*	66	1,162
Cytokinetics, Inc.*	143	1,157
Quad/Graphics, Inc.	97	1,154
Turning Point Brands, Inc.	25	1,152
GenMark Diagnostics, Inc.*	162	1,149
WaVe Life Sciences Ltd.*	29	1,127
BioSpecifics Technologies Corp.*	18	1,122
CytomX Therapeutics, Inc.*	102	1,097
Kura Oncology, Inc.*	66	1,095
Intrexon Corp.*	208	1,094
TransEnterix, Inc.*,1	449	1,069
RTI Surgical Holdings, Inc.*	174	1,046
RR Donnelley & Sons Co.	220	1,038
NanoString Technologies, Inc.*	43	1,029
Diplomat Pharmacy, Inc.*	177	1,028
MediciNova, Inc.*	124	1,027
Akorn, Inc.*	291	1,024
Akcea Therapeutics, Inc.*,1	36	1,020
Community Health Systems, Inc.*	267	996
Emerald Expositions Events, Inc.	77	978
ChemoCentryx, Inc.*	70	972
Inspire Medical Systems, Inc.*	17	965
SIGA Technologies, Inc.*	159	956
Arlo Technologies, Inc.*	230	950
Vectrus, Inc.*	35	931
Assertio Therapeutics, Inc.*	183	928
Progenics Pharmaceuticals, Inc.*	198	919
Albireo Pharma, Inc.*	28	902
Adverum Biotechnologies, Inc.*	170	891
ShotSpotter, Inc.*	23	888
Karyopharm Therapeutics, Inc.*	152	888
Utah Medical Products, Inc.	10	882
Invacare Corp.	103	862
Dean Foods Co.	284	861
Dicerna Pharmaceuticals, Inc.*	58	850
Rockwell Medical, Inc.*	148	842
Inovio Pharmaceuticals, Inc.*	220	821
Textainer Group Holdings Ltd.*	85	820
Revance Therapeutics, Inc.*	52	820
Central Garden & Pet Co.*	32	818
Concert Pharmaceuticals, Inc.*	66	797
Aduro Biotech, Inc.*	200	796
Eloxx Pharmaceuticals, Inc.*	68	794
BioScrip, Inc.*	394	788
Cross Country Healthcare, Inc.*	111	780
Owens & Minor, Inc.	190	779
Franklin Covey Co.*	30	759
Lexicon Pharmaceuticals, Inc.*	135	751
Minerva Neurosciences, Inc.*	95	747
Cutera, Inc.*	42	742
Corbus Pharmaceuticals Holdings, Inc.*	106	737
G1 Therapeutics, Inc.*	44	730
Geron Corp.*	431	715
Abeona Therapeutics, Inc.*	97	714
Village Super Market, Inc. — Class A	26	711
Lannett Company, Inc.*,1	90	708
Viking Therapeutics, Inc.*,1	71	706
Syros Pharmaceuticals, Inc.*	77	704
elf Beauty, Inc.*	66	700
SEACOR Marine Holdings, Inc.*	51	679
Carriage Services, Inc. — Class A	35	674
Avid Bioservices, Inc.*	158	671
CytoSorbents Corp.*	88	666
LSC Communications, Inc.	102	666
ArQule, Inc.*	138	661
Tricida, Inc.*	17	657
Novavax, Inc.*	1,188	654
Surgery Partners, Inc.*	58	654
Rocket Pharmaceuticals, Inc.*	37	649
Rubius Therapeutics, Inc.*	35	633
Verastem, Inc.*	214	633
Cellular Biomedicine Group, Inc.*	36	623
Pyxus International, Inc.*	26	621
Farmer Brothers Co.*	31	620
22nd Century Group, Inc.*	362	619
Sientra, Inc.*	72	618
Nathan’s Famous, Inc.	9	616
Immune Design Corp.*	105	614
Cadiz, Inc.*	63	610
UNITY Biotechnology, Inc.*	75	608
Palatin Technologies, Inc.*	614	602
Pulse Biosciences, Inc.*	33	580
Principia Biopharma, Inc.*	17	578
Y-mAbs Therapeutics, Inc.*	22	577
Rhythm Pharmaceuticals, Inc.*	21	576
Primo Water Corp.*	37	572
Tyme Technologies, Inc.*	323	568
Craft Brew Alliance, Inc.*	40	559
Pieris Pharmaceuticals, Inc.*	162	543
Seneca Foods Corp. — Class A*	22	541
Stemline Therapeutics, Inc.*	42	540
BrightView Holdings, Inc.*	37	533
Axonics Modulation Technologies, Inc.*	22	527
Calithera Biosciences, Inc.*	78	526
Limoneira Co.	22	518
PRGX Global, Inc.*	65	515
Paratek Pharmaceuticals, Inc.*	95	509
ChromaDex Corp.*	120	503
Aratana Therapeutics, Inc.*	139	500

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Athersys, Inc.*	330	$495
Savara, Inc.*	67	494
Ra Pharmaceuticals, Inc.*	22	493
Acacia Research Corp.*	151	492
Adamas Pharmaceuticals, Inc.*,1	69	491
OrthoPediatrics Corp.*	11	487
Allakos, Inc.*	12	486
Revlon, Inc. — Class A*	25	484
Harvard Bioscience, Inc.*	110	474
SI-BONE, Inc.*	25	471
Odonate Therapeutics, Inc.*	21	464
Deciphera Pharmaceuticals, Inc.*	20	464
CASI Pharmaceuticals, Inc.*	156	448
Seres Therapeutics, Inc.*	64	440
La Jolla Pharmaceutical Co.*	67	431
MannKind Corp.*	217	427
Agenus, Inc.*	143	425
Bellicum Pharmaceuticals, Inc.*	126	425
Cue Biopharma, Inc.*	52	402
Celcuity, Inc.*	18	394
Arbutus Biopharma Corp.*	110	394
FONAR Corp.*	19	389
Insys Therapeutics, Inc.*	84	388
ViewRay, Inc.*	52	384
Information Services Group, Inc.*	102	380
Enzo Biochem, Inc.*	137	374
Synlogic, Inc.*	48	364
Smart & Final Stores, Inc.*	72	356
Arvinas, Inc.*	24	354
Solid Biosciences, Inc.*	38	350
Natural Grocers by Vitamin Cottage, Inc.*	28	335
Sorrento Therapeutics, Inc.*	70	332
Dova Pharmaceuticals, Inc.*	37	329
Optinose, Inc.*,1	31	319
Tocagen, Inc.*	29	315
Capital Senior Living Corp.*	77	307
Durect Corp.*	489	306
Jounce Therapeutics, Inc.*	49	304
Celsius Holdings, Inc.*,1	71	303
Twist Bioscience Corp.*	13	301
Catalyst Biosciences, Inc.*	37	300
Natural Health Trends Corp.	23	298
Gritstone Oncology, Inc.*	22	293
Recro Pharma, Inc.*	49	287
BG Staffing, Inc.	13	284
iRadimed Corp.*,1	10	281
I3 Verticals, Inc. — Class A*	11	264
Helius Medical Technologies, Inc.*	39	260
Eidos Therapeutics, Inc.*	11	258
Allena Pharmaceuticals, Inc.*	36	253
Genesis Healthcare, Inc.*	175	252
American Renal Associates Holdings, Inc.*	41	252
Nature’s Sunshine Products, Inc.*	27	251
Calyxt, Inc.*	14	246
Alico, Inc.	9	245
PFSweb, Inc.*	47	245
PolarityTE, Inc.*	22	235
Chimerix, Inc.*	112	235
Marinus Pharmaceuticals, Inc.*	56	234
Crinetics Pharmaceuticals, Inc.*	10	228
ADMA Biologics, Inc.*	60	227
Miragen Therapeutics, Inc.*	81	226
Cohbar, Inc.*	66	215
ServiceSource International, Inc.*	233	215
Kadmon Holdings, Inc.*	81	214
Forty Seven, Inc.*	13	210
Mersana Therapeutics, Inc.*	39	205
Tetraphase Pharmaceuticals, Inc.*	153	205
Spring Bank Pharmaceuticals, Inc.*	19	199
Nymox Pharmaceutical Corp.*	101	199
Kiniksa Pharmaceuticals Ltd. — Class A*	11	199
AVEO Pharmaceuticals, Inc.*	242	198
Avrobio, Inc.*	9	198
MoneyGram International, Inc.*	96	196
Aeglea BioTherapeutics, Inc.*	24	193
Spero Therapeutics, Inc.*	15	192
Syndax Pharmaceuticals, Inc.*	36	189
Senseonics Holdings, Inc.*	76	186
Willdan Group, Inc.*	5	185
Evelo Biosciences, Inc.*	23	184
Replimune Group, Inc.*	12	183
NewLink Genetics Corp.*	91	176
Organovo Holdings, Inc.*	177	176
Kindred Biosciences, Inc.*	19	174
BioTime, Inc.*	133	174
Corvus Pharmaceuticals, Inc.*	43	173
Mustang Bio, Inc.*	50	170
Scholar Rock Holding Corp.*	9	169
Ocular Therapeutix, Inc.*	42	167
Apollo Medical Holdings, Inc.*	9	165
Fennec Pharmaceuticals, Inc.*	32	155
CTI BioPharma Corp.*	159	154
Idera Pharmaceuticals, Inc.*	59	150
Teligent, Inc.*	128	148
Pfenex, Inc.*	24	148
Fortress Biotech, Inc.*	83	148
Aptinyx, Inc.*	36	146
Translate Bio, Inc.*	14	143
Kezar Life Sciences, Inc.*	8	142
NantKwest, Inc.*	88	139
Neuronetics, Inc.*	9	137
Quanterix Corp.*	5	129
XOMA Corp.*	10	124
Nuvectra Corp.*	11	121
Clearside Biomedical, Inc.*	87	120
Quorum Health Corp.*	85	119
T2 Biosystems, Inc.*	45	118
Evolus, Inc.*	5	113
Sienna Biopharmaceuticals, Inc.*	46	107
SeaSpine Holdings Corp.*	7	106
AgeX Therapeutics, Inc.*	26	105
Ardelyx, Inc.*	37	104

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

resTORbio, Inc.*	15	$102
Xeris Pharmaceuticals, Inc.*	10	100
Aldeyra Therapeutics, Inc.*	10	90
Aclaris Therapeutics, Inc.*	15	90
Liquidia Technologies, Inc.*	7	80
Innovate Biopharmaceuticals, Inc.*	41	79
Ampio Pharmaceuticals, Inc.*	138	78
AAC Holdings, Inc.*	41	75
Zafgen, Inc.*	27	74
Ovid therapeutics, Inc.*	41	73
Selecta Biosciences, Inc.*	28	66
Kala Pharmaceuticals, Inc.*	7	58
scPharmaceuticals, Inc.*	17	51
Endologix, Inc.*	7	46
Neos Therapeutics, Inc.*	17	44
Achaogen, Inc.*	93	42
Menlo Therapeutics, Inc.*	5	39
Zomedica Pharmaceuticals Corp.*	89	31
Molecular Templates, Inc.*	5	29
Surface Oncology, Inc.*	5	24
Unum Therapeutics, Inc.*	5	22
Proteostasis Therapeutics, Inc.*	15	19
Vital Therapies, Inc.*	95	19
GTx, Inc.*	13	16
Melinta Therapeutics, Inc.*	3	11
Total Consumer, Non-cyclical		1,334,868

Industrial - 2.8%
Woodward, Inc.	167	15,847
EMCOR Group, Inc.	176	12,862
SYNNEX Corp.	130	12,401
Tech Data Corp.*	116	11,879
Trex Company, Inc.*	184	11,320
MSA Safety, Inc.	106	10,961
Louisiana-Pacific Corp.	435	10,605
Tetra Tech, Inc.	173	10,309
Axon Enterprise, Inc.*	179	9,739
Generac Holdings, Inc.*	189	9,683
RBC Bearings, Inc.*	74	9,411
Kennametal, Inc.	254	9,335
MasTec, Inc.*	194	9,331
Exponent, Inc.	161	9,293
John Bean Technologies Corp.	98	9,005
GATX Corp.	117	8,935
Proto Labs, Inc.*	84	8,832
Moog, Inc. — Class A	100	8,695
Chart Industries, Inc.*	96	8,690
Novanta, Inc.*	102	8,642
KBR, Inc.	440	8,400
Rexnord Corp.*	326	8,196
Hillenbrand, Inc.	196	8,140
Aerojet Rocketdyne Holdings, Inc.*	226	8,030
EnerSys	123	8,015
Barnes Group, Inc.	149	7,660
Simpson Manufacturing Company, Inc.	129	7,646
Vishay Intertechnology, Inc.	413	7,628
Franklin Electric Company, Inc.	145	7,408
II-VI, Inc.*	196	7,299
TopBuild Corp.*	111	7,195
Applied Industrial Technologies, Inc.	119	7,077
Watts Water Technologies, Inc. — Class A	87	7,031
Brady Corp. — Class A	149	6,915
Belden, Inc.	126	6,766
Albany International Corp. — Class A	90	6,443
Alarm.com Holdings, Inc.*	98	6,360
Covanta Holding Corp.	367	6,353
Advanced Disposal Services, Inc.*	226	6,328
Golar LNG Ltd.	295	6,221
Sanmina Corp.*	211	6,087
Trinseo S.A.	134	6,070
Comfort Systems USA, Inc.	114	5,972
Advanced Energy Industries, Inc.*	120	5,962
AAON, Inc.	129	5,957
Granite Construction, Inc.	137	5,912
Fabrinet*	112	5,864
Plexus Corp.*	96	5,851
Forward Air Corp.	90	5,826
Universal Forest Products, Inc.	187	5,589
Summit Materials, Inc. — Class A*	350	5,554
Mueller Industries, Inc.	177	5,547
ESCO Technologies, Inc.	79	5,295
Harsco Corp.*	251	5,060
Kaman Corp.	86	5,026
Badger Meter, Inc.	89	4,952
Werner Enterprises, Inc.	145	4,952
Itron, Inc.*	106	4,945
Saia, Inc.*	80	4,888
Mueller Water Products, Inc. — Class A	482	4,839
Federal Signal Corp.	185	4,808
Knowles Corp.*	272	4,795
Matson, Inc.	132	4,764
Worthington Industries, Inc.	127	4,740
Builders FirstSource, Inc.*	352	4,696
SPX Corp.*	134	4,662
Actuant Corp. — Class A	190	4,630
OSI Systems, Inc.*	52	4,555
Aerovironment, Inc.*	66	4,515
TriMas Corp.*	143	4,323
Dycom Industries, Inc.*	94	4,318
Kratos Defense & Security Solutions, Inc.*	275	4,298
Raven Industries, Inc.	112	4,298
Cactus, Inc. — Class A*	118	4,201
Air Transport Services Group, Inc.*	182	4,195
Ambarella, Inc.*	97	4,191
Sun Hydraulics Corp.	90	4,186
SPX FLOW, Inc.*	131	4,179
Hub Group, Inc. — Class A*	102	4,167
EnPro Industries, Inc.	64	4,125
Masonite International Corp.*	82	4,091
Gibraltar Industries, Inc.*	100	4,061
Fitbit, Inc. — Class A*	665	3,937
US Ecology, Inc.	68	3,806

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

JELD-WEN Holding, Inc.*	212	$3,744
Atlas Air Worldwide Holdings, Inc.*	74	3,741
Encore Wire Corp.	63	3,605
Benchmark Electronics, Inc.	137	3,596
American Woodmark Corp.*	43	3,553
Tennant Co.	56	3,477
TTM Technologies, Inc.*	292	3,425
AAR Corp.	102	3,316
AZZ, Inc.	81	3,315
Greif, Inc. — Class A	80	3,300
Patrick Industries, Inc.*	72	3,263
Boise Cascade Co.	121	3,238
Lindsay Corp.	33	3,194
Greenbrier Companies, Inc.	99	3,191
Casella Waste Systems, Inc. — Class A*	89	3,165
Ship Finance International Ltd.	253	3,122
Apogee Enterprises, Inc.	83	3,112
Alamo Group, Inc.	30	2,998
Kadant, Inc.	34	2,991
KEMET Corp.	176	2,987
Evoqua Water Technologies Corp.*	236	2,969
Advanced Drainage Systems, Inc.	113	2,912
Triumph Group, Inc.	152	2,897
Continental Building Products, Inc.*	116	2,876
Standex International Corp.	39	2,863
Scorpio Tankers, Inc.	142	2,817
Heartland Express, Inc.	146	2,815
Sturm Ruger & Company, Inc.	52	2,757
Primoris Services Corp.	130	2,688
Astec Industries, Inc.	71	2,681
CSW Industrials, Inc.*	46	2,635
Atkore International Group, Inc.*	122	2,627
Stoneridge, Inc.*	86	2,482
ArcBest Corp.	80	2,463
PGT Innovations, Inc.*	177	2,451
Milacron Holdings Corp.*	216	2,445
Columbus McKinnon Corp.	70	2,405
Global Brass & Copper Holdings, Inc.	68	2,342
FARO Technologies, Inc.*	53	2,327
Mesa Laboratories, Inc.	10	2,305
GoPro, Inc. — Class A*	354	2,301
Argan, Inc.	46	2,298
SEACOR Holdings, Inc.*	53	2,241
GasLog Ltd.	127	2,217
Astronics Corp.*	67	2,192
Marten Transport Ltd.	122	2,175
Echo Global Logistics, Inc.*	87	2,156
Multi-Color Corp.	43	2,145
Chase Corp.	23	2,129
US Concrete, Inc.*	50	2,071
Tutor Perini Corp.*	117	2,003
Hyster-Yale Materials Handling, Inc.	32	1,996
DXP Enterprises, Inc.*	50	1,946
Gorman-Rupp Co.	55	1,867
Manitowoc Company, Inc.*	110	1,805
Aegion Corp. — Class A*	100	1,757
MYR Group, Inc.*	50	1,731
Tidewater, Inc.*	73	1,693
Vicor Corp.*	54	1,675
CIRCOR International, Inc.*	51	1,663
Comtech Telecommunications Corp.	71	1,649
National Presto Industries, Inc.[1]	15	1,628
Great Lakes Dredge & Dock Corp.*	178	1,586
American Outdoor Brands Corp.*	167	1,560
Frontline Ltd.*	240	1,550
nLight, Inc.*	69	1,537
Ichor Holdings Ltd.*,1	68	1,536
Briggs & Stratton Corp.	128	1,514
Wesco Aircraft Holdings, Inc.*	169	1,486
NVE Corp.	15	1,468
Ducommun, Inc.*	33	1,436
NV5 Global, Inc.*	24	1,425
Myers Industries, Inc.	82	1,403
TimkenSteel Corp.*	125	1,357
Control4 Corp.*	78	1,320
Tredegar Corp.	81	1,307
Haynes International, Inc.	39	1,280
DHT Holdings, Inc.	286	1,276
Heritage-Crystal Clean, Inc.*	46	1,263
SunPower Corp. — Class A*	192	1,250
Lydall, Inc.*	53	1,243
Kimball Electronics, Inc.*	77	1,193
Insteel Industries, Inc.	57	1,192
International Seaways, Inc.*	68	1,165
Caesarstone Ltd.	71	1,108
Digimarc Corp.*	35	1,098
Vishay Precision Group, Inc.*	32	1,095
Sterling Construction Company, Inc.*	83	1,039
Energy Recovery, Inc.*	112	978
Park Electrochemical Corp.	60	942
Park-Ohio Holdings Corp.	28	907
Armstrong Flooring, Inc.*	66	898
Griffon Corp.	48	887
Nordic American Tankers Ltd.	437	883
VSE Corp.	27	853
Teekay Corp.	214	839
Greif, Inc. — Class B	17	831
NCI Building Systems, Inc.*	133	819
CryoPort, Inc.*,1	63	814
UFP Technologies, Inc.*	21	786
Hurco Companies, Inc.	19	766
Radiant Logistics, Inc.*	121	762
ZAGG, Inc.*	84	762
Mistras Group, Inc.*	55	760
Allied Motion Technologies, Inc.	22	756
Napco Security Technologies, Inc.*	36	747
Costamare, Inc.	143	744
Powell Industries, Inc.	28	743
Covenant Transportation Group, Inc. — Class A*	38	721
Northwest Pipe Co.*	30	720
Applied Optoelectronics, Inc.*,1	59	720

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Bel Fuse, Inc. — Class B	28	$708
Eagle Bulk Shipping, Inc.*	149	693
YRC Worldwide, Inc.*	103	689
CECO Environmental Corp.*	95	684
Omega Flex, Inc.	9	682
Lawson Products, Inc.*	21	658
AquaVenture Holdings Ltd.*	34	658
Scorpio Bulkers, Inc.	170	653
Daseke, Inc.*	128	651
Ardmore Shipping Corp.*	104	641
WillScot Corp.*	55	610
Graham Corp.	30	589
LB Foster Co. — Class A*	31	583
Teekay Tankers Ltd. — Class A*	596	578
Dorian LPG Ltd.*	86	552
Fluidigm Corp.*	40	532
Pure Cycle Corp.*	53	522
Universal Logistics Holdings, Inc.	26	512
GP Strategies Corp.*	39	474
Eastern Co.	17	468
IES Holdings, Inc.*	26	462
Olympic Steel, Inc.	29	460
Energous Corp.*	69	438
Ryerson Holding Corp.*	50	428
LSB Industries, Inc.*	67	418
Overseas Shipholding Group, Inc. — Class A*	178	408
Synalloy Corp.	26	395
Willis Lease Finance Corp.*	9	381
USA Truck, Inc.*	25	361
PAM Transportation Services, Inc.*	7	343
US Xpress Enterprises, Inc. — Class A*	49	324
Gencor Industries, Inc.*	26	321
Iteris, Inc.*	77	321
SMART Global Holdings, Inc.*	15	288
Twin Disc, Inc.*	17	283
Infrastructure and Energy Alternatives, Inc.*	53	278
Orion Group Holdings, Inc.*	87	254
Turtle Beach Corp.*,1	22	250
Forterra, Inc.*	59	249
Safe Bulkers, Inc.*	159	232
FreightCar America, Inc.*	37	228
IntriCon Corp.*	9	226
General Finance Corp.*	20	187
Eastman Kodak Co.*	53	157
NN, Inc.	16	120
NL Industries, Inc.*	26	101
Genco Shipping & Trading Ltd.*	13	97
Babcock & Wilcox Enterprises, Inc.*	100	41
Total Industrial		801,516

Consumer, Cyclical - 2.7%
Five Below, Inc.*	169	20,998
Planet Fitness, Inc. — Class A*	272	18,692
Deckers Outdoor Corp.*	90	13,229
Ollie’s Bargain Outlet Holdings, Inc.*	155	13,226
Texas Roadhouse, Inc. — Class A	211	13,122
FirstCash, Inc.	132	11,418
Marriott Vacations Worldwide Corp.	121	11,314
Spirit Airlines, Inc.*	214	11,312
American Eagle Outfitters, Inc.	503	11,151
BJ’s Wholesale Club Holdings, Inc.*	395	10,823
Wolverine World Wide, Inc.	288	10,290
Churchill Downs, Inc.	110	9,929
iRobot Corp.*,1	83	9,768
Cracker Barrel Old Country Store, Inc.	60	9,697
Eldorado Resorts, Inc.*	205	9,571
Steven Madden Ltd.	272	9,205
SkyWest, Inc.	159	8,632
Dana, Inc.	456	8,089
Fox Factory Holding Corp.*	112	7,828
Dorman Products, Inc.*	84	7,400
UniFirst Corp.	48	7,368
SiteOne Landscape Supply, Inc.*	126	7,201
Boyd Gaming Corp.	257	7,031
Bed Bath & Beyond, Inc.	411	6,983
Belmond Ltd. — Class A*	279	6,955
Sally Beauty Holdings, Inc.*	376	6,922
Wingstop, Inc.	91	6,919
Penn National Gaming, Inc.*	343	6,894
Beacon Roofing Supply, Inc.*	213	6,850
Jack in the Box, Inc.	80	6,485
KB Home	268	6,478
Cheesecake Factory, Inc.	132	6,457
Herman Miller, Inc.	183	6,438
Lithia Motors, Inc. — Class A	69	6,400
Taylor Morrison Home Corp. — Class A*	360	6,390
Office Depot, Inc.	1,698	6,164
RH*	59	6,074
World Fuel Services Corp.	209	6,038
Dave & Buster’s Entertainment, Inc.	121	6,034
National Vision Holdings, Inc.*	191	6,003
Carvana Co.*,1	101	5,864
LCI Industries	76	5,838
Altra Industrial Motion Corp.	187	5,806
Abercrombie & Fitch Co. — Class A	206	5,646
Red Rock Resorts, Inc. — Class A	217	5,609
TRI Pointe Group, Inc.*	442	5,587
G-III Apparel Group Ltd.*	136	5,435
Meritage Homes Corp.*	119	5,320
Crocs, Inc.*	206	5,305
Bloomin’ Brands, Inc.	259	5,297
Core-Mark Holding Company, Inc.	142	5,272
Cannae Holdings, Inc.*	215	5,216
Brinker International, Inc.	117	5,192
Allegiant Travel Co. — Class A	40	5,179
Anixter International, Inc.*	92	5,162
Meritor, Inc.*	249	5,067
Triton International Ltd.	161	5,007
American Axle & Manufacturing Holdings, Inc.*	347	4,966

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Navistar International Corp.*	153	$4,942
HNI Corp.	135	4,899
La-Z-Boy, Inc.	146	4,817
Sleep Number Corp.*	102	4,794
Children’s Place, Inc.	49	4,767
Designer Brands, Inc. — Class A*	214	4,755
Big Lots, Inc.	125	4,752
Dine Brands Global, Inc.	52	4,747
Cooper Tire & Rubber Co.	158	4,723
Mobile Mini, Inc.	139	4,718
Callaway Golf Co.	293	4,667
Shake Shack, Inc. — Class A*	77	4,555
MDC Holdings, Inc.	153	4,446
SeaWorld Entertainment, Inc.*	171	4,405
Signet Jewelers Ltd.	162	4,400
Asbury Automotive Group, Inc.*	60	4,162
PriceSmart, Inc.	69	4,063
Gentherm, Inc.*	109	4,018
Hawaiian Holdings, Inc.	153	4,016
Rush Enterprises, Inc. — Class A	94	3,930
Oxford Industries, Inc.	52	3,914
Tupperware Brands Corp.	152	3,888
Steelcase, Inc. — Class A	267	3,885
IMAX Corp.*	167	3,788
Group 1 Automotive, Inc.	58	3,753
BMC Stock Holdings, Inc.*	210	3,711
Papa John’s International, Inc.	69	3,654
Scientific Games Corp. — Class A*	173	3,533
Guess?, Inc.	180	3,528
Tenneco, Inc. — Class A	159	3,523
LGI Homes, Inc.*	58	3,494
Denny’s Corp.*	190	3,486
Freshpet, Inc.*	82	3,468
Installed Building Products, Inc.*	68	3,298
Standard Motor Products, Inc.	66	3,241
Caleres, Inc.	131	3,234
Methode Electronics, Inc.	112	3,223
Liberty TripAdvisor Holdings, Inc. — Class A*	226	3,207
International Speedway Corp. — Class A	73	3,185
GameStop Corp. — Class A1	313	3,180
Cavco Industries, Inc.*	27	3,173
BJ’s Restaurants, Inc.	64	3,026
Winnebago Industries, Inc.	97	3,022
Knoll, Inc.	151	2,855
ScanSource, Inc.*	79	2,830
Interface, Inc. — Class A	184	2,819
Genesco, Inc.*	61	2,779
Douglas Dynamics, Inc.	69	2,627
Cooper-Standard Holdings, Inc.*	55	2,583
Malibu Boats, Inc. — Class A*	65	2,573
Boot Barn Holdings, Inc.*	87	2,561
Dillard’s, Inc. — Class A1	35	2,521
At Home Group, Inc.*	140	2,500
Acushnet Holdings Corp.	108	2,499
H&E Equipment Services, Inc.	99	2,486
AMC Entertainment Holdings, Inc. — Class A	162	2,406
Wabash National Corp.	170	2,304
Ruth’s Hospitality Group, Inc.	90	2,303
M/I Homes, Inc.*	84	2,236
Marcus Corp.	55	2,203
Modine Manufacturing Co.*	154	2,136
Rite Aid Corp.*	3,296	2,093
Century Communities, Inc.*	82	1,965
Fossil Group, Inc.*,1	142	1,948
Regis Corp.*	96	1,888
St. Joe Co.*	109	1,797
Movado Group, Inc.	49	1,783
Hudson Ltd. — Class A*	124	1,705
Buckle, Inc.[1]	90	1,685
Chico’s FAS, Inc.	388	1,657
America’s Car-Mart, Inc.*	18	1,644
Kimball International, Inc. — Class B	112	1,584
Universal Electronics, Inc.*	42	1,560
YETI Holdings, Inc.*,1	51	1,543
GMS, Inc.*	102	1,542
PetIQ, Inc.*	49	1,539
Monarch Casino & Resort, Inc.*	35	1,537
William Lyon Homes — Class A*	100	1,537
J.C. Penney Company, Inc.*,1	979	1,459
Zumiez, Inc.*	58	1,444
Ethan Allen Interiors, Inc.	75	1,435
Vista Outdoor, Inc.*	178	1,426
PetMed Express, Inc.[1]	62	1,412
Party City Holdco, Inc.*	177	1,405
Camping World Holdings, Inc. — Class A1	101	1,405
EZCORP, Inc. — Class A*	150	1,398
Conn’s, Inc.*	61	1,394
Winmark Corp.	7	1,320
PC Connection, Inc.	36	1,320
Tower International, Inc.	62	1,304
Hibbett Sports, Inc.*	57	1,300
MasterCraft Boat Holdings, Inc.*	57	1,286
Haverty Furniture Companies, Inc.	58	1,269
Tailored Brands, Inc.[1]	155	1,215
BBX Capital Corp.	205	1,214
Chuy’s Holdings, Inc.*	52	1,184
Red Robin Gourmet Burgers, Inc.*	40	1,152
Sonic Automotive, Inc. — Class A	75	1,111
Motorcar Parts of America, Inc.*	58	1,094
Shoe Carnival, Inc.	32	1,089
Beazer Homes USA, Inc.*	94	1,082
Carrols Restaurant Group, Inc.*	108	1,077
Johnson Outdoors, Inc. — Class A	15	1,070
Miller Industries, Inc.	34	1,049
Hooker Furniture Corp.	36	1,038
Cato Corp. — Class A	69	1,034
Barnes & Noble, Inc.	186	1,010
Lindblad Expeditions Holdings, Inc.*	66	1,006
REV Group, Inc.	91	996
MarineMax, Inc.*	51	977

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Fiesta Restaurant Group, Inc.*	74	$970
Del Taco Restaurants, Inc.*	95	956
Unifi, Inc.*	49	948
Veritiv Corp.*	36	948
Eros International plc*	103	941
Titan International, Inc.	157	937
Spartan Motors, Inc.	106	936
Titan Machinery, Inc.*	59	918
Vera Bradley, Inc.*	69	914
Lumber Liquidators Holdings, Inc.*,1	89	899
Express, Inc.*	209	895
El Pollo Loco Holdings, Inc.*	67	872
Systemax, Inc.	38	860
Drive Shack, Inc.*	188	844
Daktronics, Inc.	112	835
Clarus Corp.	65	833
Reading International, Inc. — Class A*	52	830
Skyline Champion Corp.	43	817
Golden Entertainment, Inc.*	55	779
Century Casinos, Inc.*	84	761
BlueLinx Holdings, Inc.*	28	746
Commercial Vehicle Group, Inc.*	94	721
Citi Trends, Inc.	37	714
Tile Shop Holdings, Inc.	125	707
GNC Holdings, Inc. — Class A*	256	699
Habit Restaurants, Inc. — Class A*	64	692
Culp, Inc.	35	673
Green Brick Partners, Inc.*	76	665
RCI Hospitality Holdings, Inc.	28	643
Duluth Holdings, Inc. — Class B*	26	620
Potbelly Corp.*	70	596
Ascena Retail Group, Inc.*	546	590
Weyco Group, Inc.	19	588
Funko, Inc. — Class A*	27	586
Rush Enterprises, Inc. — Class B	14	581
Sportsman’s Warehouse Holdings, Inc.*	116	557
Blue Bird Corp.*	32	542
Flexsteel Industries, Inc.	23	533
Speedway Motorsports, Inc.	36	521
Sonos, Inc.*	50	515
Bassett Furniture Industries, Inc.	31	509
Nautilus, Inc.*	91	506
Rocky Brands, Inc.	21	503
Barnes & Noble Education, Inc.*	118	496
Lovesac Co.*	17	473
Superior Group of Companies, Inc.	28	465
Foundation Building Materials, Inc.*	46	453
Container Store Group, Inc.*	50	440
Hamilton Beach Brands Holding Co. — Class A	20	429
Biglari Holdings, Inc. — Class B*	3	424
EVI Industries, Inc.	11	419
Red Lion Hotels Corp.*	50	404
J Alexander’s Holdings, Inc.*	40	393
Escalade, Inc.	33	369
Superior Industries International, Inc.	77	367
Lifetime Brands, Inc.	37	350
Manitex International, Inc.*	45	344
Bluegreen Vacations Corp.	23	342
Kirkland’s, Inc.*	46	323
Gaia, Inc.*	35	320
Marine Products Corp.	23	310
J. Jill, Inc.[1]	51	280
Noodles & Co.*	34	231
RTW RetailWinds, Inc.*	91	218
Town Sports International Holdings, Inc.*	45	214
Big 5 Sporting Goods Corp.	63	200
Castle Brands, Inc.*	286	199
Pier 1 Imports, Inc.*	253	193
New Home Company, Inc.*	39	186
Del Frisco’s Restaurant Group, Inc.*	26	167
Hovnanian Enterprises, Inc. — Class A*	15	166
Mesa Air Group, Inc.*	12	100
Empire Resorts, Inc.*	9	90
Tilly’s, Inc. — Class A	8	89
Francesca’s Holdings Corp.*	109	74
CompX International, Inc.	5	73
Purple Innovation, Inc.*	11	51
Total Consumer, Cyclical		779,091

Technology - 2.2%
Integrated Device Technology, Inc.*	397	19,449
HubSpot, Inc.*	114	18,948
Cree, Inc.*	292	16,708
Entegris, Inc.[1]	443	15,811
Coupa Software, Inc.*	153	13,920
MAXIMUS, Inc.	196	13,912
CACI International, Inc. — Class A*	76	13,834
New Relic, Inc.*	138	13,621
Medidata Solutions, Inc.*	180	13,183
j2 Global, Inc.	146	12,644
Science Applications International Corp.	158	12,158
Lumentum Holdings, Inc.*	215	12,156
Blackbaud, Inc.	150	11,959
Verint Systems, Inc.*	197	11,792
ACI Worldwide, Inc.*	358	11,767
Silicon Laboratories, Inc.*	134	10,835
Semtech Corp.*	203	10,335
Cabot Microelectronics Corp.	88	9,852
Omnicell, Inc.*	121	9,782
Five9, Inc.*	179	9,457
Mercury Systems, Inc.*	146	9,356
Cornerstone OnDemand, Inc.*	170	9,313
Envestnet, Inc.*	137	8,958
Perspecta, Inc.	439	8,877
Qualys, Inc.*	105	8,688
CommVault Systems, Inc.*	125	8,092
Cirrus Logic, Inc.*	185	7,783
Alteryx, Inc. — Class A*	88	7,381
Box, Inc. — Class A*	372	7,183
NetScout Systems, Inc.*	234	6,568
Cloudera, Inc.*	600	6,564

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Everbridge, Inc.*	87	$6,526
Brooks Automation, Inc.	217	6,365
Bottomline Technologies DE, Inc.*	127	6,361
SailPoint Technologies Holding, Inc.*	218	6,261
ExlService Holdings, Inc.*	104	6,242
Power Integrations, Inc.	89	6,225
Progress Software Corp.	139	6,167
Insight Enterprises, Inc.*	110	6,057
Inphi Corp.*	135	5,905
Rapid7, Inc.*	115	5,820
SPS Commerce, Inc.*	54	5,727
Avaya Holdings Corp.*	326	5,487
LivePerson, Inc.*	181	5,253
Varonis Systems, Inc.*	88	5,247
Blackline, Inc.*	112	5,188
Allscripts Healthcare Solutions, Inc.*	543	5,180
Yext, Inc.*	233	5,093
MaxLinear, Inc. — Class A*	197	5,029
Virtusa Corp.*	89	4,757
Instructure, Inc.*	99	4,665
Cubic Corp.	82	4,612
ManTech International Corp. — Class A	82	4,430
Benefitfocus, Inc.*	88	4,358
Lattice Semiconductor Corp.*	365	4,354
Diodes, Inc.*	125	4,338
CSG Systems International, Inc.	102	4,315
Synaptics, Inc.*	108	4,293
Workiva, Inc.*	83	4,208
Pitney Bowes, Inc.	587	4,033
MicroStrategy, Inc. — Class A*	27	3,895
Stratasys Ltd.*	158	3,764
Appfolio, Inc. — Class A*	47	3,732
Glu Mobile, Inc.*	341	3,731
FormFactor, Inc.*	231	3,717
Ebix, Inc.1	75	3,703
Electronics for Imaging, Inc.*,1	136	3,658
3D Systems Corp.*	340	3,658
Xperi Corp.	151	3,533
ForeScout Technologies, Inc.*	84	3,521
TiVo Corp.	376	3,504
Sykes Enterprises, Inc.*	123	3,478
Rambus, Inc.*	332	3,469
Cray, Inc.*	126	3,282
Tabula Rasa HealthCare, Inc.*	55	3,103
MTS Systems Corp.	56	3,050
PROS Holdings, Inc.*	72	3,041
CTS Corp.	102	2,996
Vocera Communications, Inc.*	94	2,973
Cision Ltd.*	209	2,878
Altair Engineering, Inc. — Class A*	78	2,871
NextGen Healthcare, Inc.*	168	2,827
Amkor Technology, Inc.*	319	2,724
Inovalon Holdings, Inc. — Class A*	215	2,672
Evolent Health, Inc. — Class A*	212	2,667
Diebold Nixdorf, Inc.*	238	2,635
Monotype Imaging Holdings, Inc.	127	2,526
AVX Corp.	145	2,514
Carbonite, Inc.*	97	2,407
MACOM Technology Solutions Holdings, Inc.*	143	2,390
Rudolph Technologies, Inc.*	98	2,234
Nanometrics, Inc.*	71	2,192
Upland Software, Inc.*	49	2,076
Axcelis Technologies, Inc.*	100	2,012
Photronics, Inc.*	203	1,918
OneSpan, Inc.*	98	1,884
CEVA, Inc.*	68	1,833
Unisys Corp.*	157	1,832
Cohu, Inc.	124	1,829
Carbon Black, Inc.*	118	1,646
PlayAGS, Inc.*	68	1,627
Veeco Instruments, Inc.*	148	1,604
TTEC Holdings, Inc.	44	1,594
Donnelley Financial Solutions, Inc.*	105	1,562
Model N, Inc.*	80	1,403
QAD, Inc. — Class A	32	1,378
KeyW Holding Corp.*	152	1,310
Ultra Clean Holdings, Inc.*	120	1,242
Mitek Systems, Inc.*	97	1,187
MobileIron, Inc.*	215	1,176
Computer Programs & Systems, Inc.	36	1,069
PDF Solutions, Inc.*	86	1,062
Tenable Holdings, Inc.*	33	1,045
American Software, Inc. — Class A	87	1,040
Agilysys, Inc.*	48	1,016
SVMK, Inc.*	54	983
Castlight Health, Inc. — Class B*	245	919
Brightcove, Inc.*	108	908
Domo, Inc. — Class B*	22	887
PAR Technology Corp.*	35	856
Impinj, Inc.*	51	855
Simulations Plus, Inc.	36	760
Alpha & Omega Semiconductor Ltd.*	62	714
Immersion Corp.*	81	683
Daily Journal Corp.*	3	642
Avid Technology, Inc.*	86	641
Amber Road, Inc.*	70	607
Aquantia Corp.*	65	589
USA Technologies, Inc.*,1	139	577
eGain Corp.*	55	575
Telenav, Inc.*	93	565
AXT, Inc.*	119	530
SecureWorks Corp. — Class A*,1	27	497
Exela Technologies, Inc.*	148	494
InnerWorkings, Inc.*	134	485
ACM Research, Inc. — Class A*	26	401
Park City Group, Inc.*	42	336
Presidio, Inc.	21	311
Kopin Corp.*	184	247
Maxwell Technologies, Inc.*	55	246
Vuzix Corp.*	73	223
Rimini Street, Inc.*	25	125

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Adesto Technologies Corp.*	20	$121
Remark Holdings, Inc.*	56	104
Veritone, Inc.*	15	78
Asure Software, Inc.*	12	73
NantHealth, Inc.*	64	59
Majesco*	8	56
Total Technology		653,219

Communications - 1.4%
Etsy, Inc.*	367	24,670
Trade Desk, Inc. — Class A*	101	19,993
Ciena Corp.*	442	16,504
Nexstar Media Group, Inc. — Class A	140	15,172
New York Times Co. — Class A1	410	13,468
ViaSat, Inc.*	173	13,408
Zscaler, Inc.*	188	13,335
World Wrestling Entertainment, Inc. — Class A	134	11,628
TEGNA, Inc.	676	9,532
Viavi Solutions, Inc.*	709	8,777
Yelp, Inc. — Class A*	253	8,729
Roku, Inc.*	135	8,709
Finisar Corp.*	366	8,480
Sinclair Broadcast Group, Inc. — Class A	211	8,119
Q2 Holdings, Inc.*	116	8,034
Iridium Communications, Inc.*	299	7,906
Liberty Expedia Holdings, Inc. — Class A*	170	7,276
Cogent Communications Holdings, Inc.	131	7,107
InterDigital, Inc.	105	6,928
Vonage Holdings Corp.*	689	6,918
Liberty Latin America Ltd. — Class C*	354	6,885
Meredith Corp.	123	6,797
Shenandoah Telecommunications Co.	146	6,477
Cargurus, Inc.*	156	6,249
8x8, Inc.*	288	5,818
Gray Television, Inc.*	249	5,319
Groupon, Inc. — Class A*	1,390	4,934
Cars.com, Inc.*	216	4,925
Acacia Communications, Inc.*	85	4,875
Plantronics, Inc.	103	4,749
GTT Communications, Inc.*,1	132	4,580
Stamps.com, Inc.*	55	4,478
Shutterfly, Inc.*	104	4,227
MSG Networks, Inc. — Class A*	184	4,002
Gannett Company, Inc.	353	3,721
ePlus, Inc.*	42	3,719
Scholastic Corp.	89	3,539
NIC, Inc.	201	3,435
NETGEAR, Inc.*	97	3,213
Liberty Media Corporation - Liberty Braves — Class C*	111	3,082
Boingo Wireless, Inc.*	128	2,980
EW Scripps Co. — Class A	140	2,940
Perficient, Inc.*	101	2,766
Shutterstock, Inc.	59	2,751
Intelsat S.A.*,1	174	2,725
Extreme Networks, Inc.*	360	2,696
Liberty Latin America Ltd. — Class A*	135	2,611
Quantenna Communications, Inc.*	106	2,579
Quotient Technology, Inc.*	249	2,458
Tucows, Inc. — Class A*	30	2,435
Consolidated Communications Holdings, Inc.[1]	219	2,389
Houghton Mifflin Harcourt Co.*	323	2,348
HealthStream, Inc.*	81	2,273
Anaplan, Inc.*	56	2,204
Entercom Communications Corp. — Class A	399	2,095
ADTRAN, Inc.	149	2,041
Infinera Corp.*	470	2,040
New Media Investment Group, Inc.	186	1,953
QuinStreet, Inc.*	139	1,861
ATN International, Inc.	33	1,861
TrueCar, Inc.*	273	1,813
National CineMedia, Inc.	240	1,692
Endurance International Group Holdings, Inc.*	219	1,588
ORBCOMM, Inc.*	228	1,546
1-800-Flowers.com, Inc. — Class A*	83	1,513
Loral Space & Communications, Inc.*	40	1,442
Cincinnati Bell, Inc.*	143	1,364
Harmonic, Inc.*	247	1,339
CalAmp Corp.*	104	1,308
Zix Corp.*	163	1,121
Central European Media Enterprises Ltd. — Class A*	272	1,083
Limelight Networks, Inc.*	331	1,069
Calix, Inc.*	138	1,063
Meet Group, Inc.*	210	1,056
A10 Networks, Inc.*	147	1,042
TechTarget, Inc.*	64	1,041
pdvWireless, Inc.*	29	1,020
Digi International, Inc.*	80	1,014
ChannelAdvisor Corp.*	81	987
Liberty Media Corporation-Liberty Braves — Class A*	31	866
Telaria, Inc.*	135	856
Ribbon Communications, Inc.*	163	839
WideOpenWest, Inc.*	92	837
Gogo, Inc.*	180	808
Hemisphere Media Group, Inc.*	56	790
Spok Holdings, Inc.	57	776
Overstock.com, Inc.*,1	46	765
Upwork, Inc.*,1	38	727
VirnetX Holding Corp.*	113	715
Ooma, Inc.*	54	715
Maxar Technologies, Inc.	177	712
Casa Systems, Inc.*	81	672
NeoPhotonics Corp.*	105	660
Entravision Communications Corp. — Class A	201	651
Frontier Communications Corp.*,1	325	647

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Tribune Publishing Co.*	54	$637
Clear Channel Outdoor Holdings, Inc. — Class A*	108	578
Liquidity Services, Inc.*	73	563
Fluent, Inc.*	99	556
Lands’ End, Inc.*	33	548
NII Holdings, Inc.*	277	543
Preformed Line Products Co.	10	531
Clearfield, Inc.*	35	514
KVH Industries, Inc.*	49	499
LiveXLive Media, Inc.*	88	473
Aerohive Networks, Inc.*	103	467
RigNet, Inc.*	44	430
Boston Omaha Corp. — Class A*	16	399
Saga Communications, Inc. — Class A	12	398
Leaf Group Ltd.*	49	393
MDC Partners, Inc. — Class A*	174	391
HC2 Holdings, Inc.*	133	326
Cardlytics, Inc.*	18	298
Travelzoo*	15	201
DASAN Zhone Solutions, Inc.*	18	192
Internap Corp.*	23	114
Value Line, Inc.	3	74
Fusion Connect, Inc.*	52	68
Beasley Broadcast Group, Inc. — Class A	6	24
Total Communications		413,077

Energy - 0.8%
Delek US Holdings, Inc.	250	9,105
Southwestern Energy Co.*	1,838	8,620
PDC Energy, Inc.*	207	8,421
Murphy USA, Inc.*	94	8,048
Peabody Energy Corp.	244	6,913
Matador Resources Co.*	329	6,359
Pattern Energy Group, Inc. — Class A	252	5,544
Callon Petroleum Co.*	712	5,376
Dril-Quip, Inc.*	111	5,089
Oasis Petroleum, Inc.*	840	5,074
Arch Coal, Inc. — Class A	55	5,020
ProPetro Holding Corp.*	221	4,981
Oceaneering International, Inc.*	308	4,857
NOW, Inc.*	336	4,691
MRC Global, Inc.*	262	4,580
Gulfport Energy Corp.*	545	4,371
Rowan Companies plc — Class A*	397	4,284
US Silica Holdings, Inc.	244	4,236
Sunrun, Inc.*	301	4,232
McDermott International, Inc.*	559	4,159
Warrior Met Coal, Inc.	135	4,104
Archrock, Inc.	396	3,873
SRC Energy, Inc.*	754	3,860
SemGroup Corp. — Class A	247	3,641
California Resources Corp.*	141	3,625
Helix Energy Solutions Group, Inc.*	439	3,472
Carrizo Oil & Gas, Inc.*	273	3,404
Oil States International, Inc.*	186	3,155
TerraForm Power, Inc. — Class A	228	3,133
C&J Energy Services, Inc.*	198	3,073
CONSOL Energy, Inc.*	86	2,943
Denbury Resources, Inc.*	1,396	2,862
Tellurian, Inc.*	249	2,789
Newpark Resources, Inc.*	278	2,546
Renewable Energy Group, Inc.*	115	2,525
Enphase Energy, Inc.*,1	270	2,492
Thermon Group Holdings, Inc.*	101	2,476
Unit Corp.*	163	2,321
DMC Global, Inc.	45	2,234
Superior Energy Services, Inc.*	478	2,232
Noble Corporation plc*	769	2,207
Liberty Oilfield Services, Inc. — Class A1	138	2,124
Diamond Offshore Drilling, Inc.*	202	2,119
Jagged Peak Energy, Inc.*,1	200	2,094
Green Plains, Inc.	123	2,052
W&T Offshore, Inc.*	290	2,001
Keane Group, Inc.*	159	1,731
SunCoke Energy, Inc.*	203	1,723
Penn Virginia Corp.*	39	1,720
Exterran Corp.*	101	1,702
Par Pacific Holdings, Inc.*	94	1,674
Talos Energy, Inc.*	63	1,673
Northern Oil and Gas, Inc.*	606	1,660
Select Energy Services, Inc. — Class A*	138	1,659
Matrix Service Co.*	83	1,625
Plug Power, Inc.*	666	1,598
KLX Energy Services Holdings, Inc.*	63	1,584
Laredo Petroleum, Inc.*	485	1,499
Frank’s International N.V.*	228	1,416
REX American Resources Corp.*	17	1,370
Bonanza Creek Energy, Inc.*	59	1,339
Solaris Oilfield Infrastructure, Inc. — Class A	81	1,332
Clean Energy Fuels Corp.*	428	1,323
TPI Composites, Inc.*	46	1,317
Forum Energy Technologies, Inc.*	253	1,293
CVR Energy, Inc.	28	1,154
FutureFuel Corp.	80	1,072
Ring Energy, Inc.*	178	1,045
Nine Energy Service, Inc.*	46	1,042
TETRA Technologies, Inc.*	379	887
SandRidge Energy, Inc.*	96	770
Panhandle Oil and Gas, Inc. — Class A	49	769
HighPoint Resources Corp.*	339	749
Era Group, Inc.*	63	727
Natural Gas Services Group, Inc.*	39	675
Advanced Emissions Solutions, Inc.	58	670
Abraxas Petroleum Corp.*	495	619
Trecora Resources*	65	591
Halcon Resources Corp.*	416	562
Flotek Industries, Inc.*	172	557
Evolution Petroleum Corp.	79	533
Berry Petroleum Corp.	46	531
SilverBow Resources, Inc.*	22	506

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

ION Geophysical Corp.*	33	$477
Midstates Petroleum Company, Inc.*	47	459
NACCO Industries, Inc. — Class A	12	459
Pioneer Energy Services Corp.*	238	421
Earthstone Energy, Inc. — Class A*	58	411
Goodrich Petroleum Corp.*	27	367
Smart Sand, Inc.*,1	69	307
Ultra Petroleum Corp.*	496	302
FTS International, Inc.*	28	280
Hallador Energy Co.	52	274
Montage Resources Corp.*	18	271
Adams Resources & Energy, Inc.	6	234
Vivint Solar, Inc.*	46	229
Basic Energy Services, Inc.*	60	228
Isramco, Inc.*	2	226
CARBO Ceramics, Inc.*	64	224
Dawson Geophysical Co.*	66	193
Mammoth Energy Services, Inc.	11	183
Lilis Energy, Inc.*	139	163
NCS Multistage Holdings, Inc.*	30	155
Profire Energy, Inc.*	75	134
Key Energy Services, Inc.*	32	130
Zion Oil & Gas, Inc.*	170	128
NextDecade Corp.*	22	121
Bristow Group, Inc.*	103	114
Ramaco Resources, Inc.*	19	110
Alta Mesa Resources, Inc. — Class A*	310	82
Quintana Energy Services, Inc.*	19	82
Independence Contract Drilling, Inc.*	19	53
Approach Resources, Inc.*	138	49
EP Energy Corp. — Class A*	115	30
FuelCell Energy, Inc.*	103	25
Nuverra Environmental Solutions, Inc.*	1	9
Total Energy		236,944

Utilities - 0.8%
IDACORP, Inc.	155	15,429
Portland General Electric Co.	277	14,360
ONE Gas, Inc.	160	14,245
New Jersey Resources Corp.	269	13,393
Southwest Gas Holdings, Inc.	160	13,162
ALLETE, Inc.	160	13,157
Spire, Inc.	154	12,673
Black Hills Corp.	167	12,370
PNM Resources, Inc.	248	11,740
NorthWestern Corp.	158	11,125
South Jersey Industries, Inc.	279	8,947
Avista Corp.	204	8,286
California Water Service Group	150	8,142
American States Water Co.	114	8,128
El Paso Electric Co.	126	7,411
MGE Energy, Inc.	109	7,409
Ormat Technologies, Inc.	124	6,838
Otter Tail Corp.	123	6,128
Northwest Natural Holding Co.	89	5,841
SJW Group	73	4,507
Chesapeake Utilities Corp.	49	4,469
Clearway Energy, Inc. — Class C	227	3,430
Middlesex Water Co.	50	2,799
Connecticut Water Service, Inc.	38	2,609
Unitil Corp.	45	2,437
Clearway Energy, Inc. — Class A	109	1,585
York Water Co.	40	1,373
Ameresco, Inc. — Class A*	59	954
Artesian Resources Corp. — Class A	25	932
Atlantic Power Corp.*	338	852
RGC Resources, Inc.	23	610
PICO Holdings, Inc.*	61	604
Consolidated Water Company Ltd.	46	592
Spark Energy, Inc. — Class A	36	321
Global Water Resources, Inc.	27	265
Total Utilities		227,123

Basic Materials - 0.7%
Ingevity Corp.*	132	13,941
Allegheny Technologies, Inc.*	391	9,998
Balchem Corp.	100	9,280
Rogers Corp.*	57	9,056
Cleveland-Cliffs, Inc.[1]	904	9,031
Sensient Technologies Corp.	133	9,016
Quaker Chemical Corp.	40	8,013
HB Fuller Co.	158	7,685
PolyOne Corp.	249	7,298
Carpenter Technology Corp.	145	6,648
GCP Applied Technologies, Inc.*	224	6,630
Minerals Technologies, Inc.	110	6,467
Innospec, Inc.	76	6,335
Commercial Metals Co.	363	6,200
Compass Minerals International, Inc.	106	5,763
Livent Corp.*	466	5,722
Stepan Co.	63	5,514
Kaiser Aluminum Corp.	50	5,236
Ferro Corp.*	259	4,903
Tronox Holdings plc — Class A	292	3,840
Schweitzer-Mauduit International, Inc.	96	3,717
Materion Corp.	63	3,595
Neenah, Inc.	52	3,347
Hecla Mining Co.	1,429	3,287
Codexis, Inc.*	158	3,244
Kraton Corp.*	97	3,121
AK Steel Holding Corp.*	982	2,701
AdvanSix, Inc.*	94	2,686
Verso Corp. — Class A*	107	2,292
Coeur Mining, Inc.*	561	2,289
Rayonier Advanced Materials, Inc.	158	2,142
Schnitzer Steel Industries, Inc. — Class A	82	1,968
PH Glatfelter Co.	135	1,906
Innophos Holdings, Inc.	61	1,839
PQ Group Holdings, Inc.*	114	1,729
Koppers Holdings, Inc.*	62	1,611
American Vanguard Corp.	91	1,567
Century Aluminum Co.*	156	1,385

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Intrepid Potash, Inc.*	298	$1,129
Hawkins, Inc.	30	1,105
Kronos Worldwide, Inc.	71	995
Clearwater Paper Corp.*	50	974
OMNOVA Solutions, Inc.*	136	955
Landec Corp.*	76	933
Gold Resource Corp.	164	645
Energy Fuels, Inc.*	167	556
Covia Holdings Corp.*	97	542
Uranium Energy Corp.*	338	473
United States Lime & Minerals, Inc.	6	463
Oil-Dri Corporation of America	14	436
AgroFresh Solutions, Inc.*	98	327
Marrone Bio Innovations, Inc.*	170	260
Shiloh Industries, Inc.*	45	247
Universal Stainless & Alloy Products, Inc.*	12	199
Valhi, Inc.	79	183
Amyris, Inc.*,1	17	36
Total Basic Materials		201,460

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	95	1,892

Total Common Stocks
(Cost $5,723,698)		6,162,582

WARRANTS†††,2 - 0.0%
Imperial Holdings, Inc.*
$10.75, 10/06/19	18	—
Total Warrants
(Cost $—)		—

RIGHTS†††,2 - 0.0%
A Schulman, Inc.*	179	—
Tobira Therapeutics, Inc.*	80	—
Nexstar Media Group, Inc.*	852	—
Omthera Pharmaceuticals, Inc.*	110	—
Total Rights
(Cost $—)		—

	Face Amount

FEDERAL AGENCY NOTES†† - 30.9%
Federal Home Loan Bank
2.50% due 10/26/22[3]	$4,500,000	4,501,004
2.92% (3 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 07/01/20[4]	2,000,000	2,005,333
Federal Farm Credit Bank
2.70% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[4]	2,000,000	1,998,294
2.71% (3 Month USD LIBOR - 0.08%, Rate Floor: 0.00%) due 01/15/21[4]	500,000	499,651
Total Federal Agency Notes
(Cost $9,003,990)		9,004,282

U.S. TREASURY BILLS†† - 10.6%
U.S. Treasury Bills
2.39% due 05/07/19[5,6]	2,100,000	2,094,990
2.36% due 04/02/19[6]	1,000,000	999,934
Total U.S. Treasury Bills
(Cost $3,094,923)		3,094,924

REPURCHASE AGREEMENTS††,7 - 24.0%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[5]	4,746,446	4,746,446
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[5]	1,186,612	1,186,612
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[5]	1,062,821	1,062,821
Total Repurchase Agreements
(Cost $6,995,879)		6,995,879

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[9]	86,050	86,050
Total Securities Lending Collateral
(Cost $86,050)		86,050

Total Investments - 87.0%
(Cost $24,904,540)		$25,343,717
Other Assets & Liabilities, net - 13.0%		3,796,393
Total Net Assets - 100.0%		$29,140,110

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	54	Jun 2019	$4,169,880	$26,899

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Russell 2000 Index	2.50%	At Maturity	04/29/19	19,957	$30,728,323	$211,545
Goldman Sachs International	Russell 2000 Index	2.26%	At Maturity	04/29/19	9,923	15,278,318	110,432
Barclays Bank plc	Russell 2000 Index	2.41%	At Maturity	04/30/19	1,079	1,662,145	12,077
						$47,668,786	$334,054

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Security is a step up bond, with a 2.50% coupon rate until April 27, 2019. Future rates range from 2.75% to 6.00% with future step up dates ranging from April 27, 2019 to July 27, 2022.
[4]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of March 31, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$6,162,582	$—	$—		$6,162,582
Warrants	—	—	—	*	—
Rights	—	—	—	*	—
Federal Agency Notes	—	9,004,282	—		9,004,282
U.S. Treasury Bills	—	3,094,924	—		3,094,924
Repurchase Agreements	—	6,995,879	—		6,995,879
Securities Lending Collateral	86,050	—	—		86,050
Equity Futures Contracts**	26,899	—	—		26,899
Equity Index Swap Agreements**	—	334,054	—		334,054
Total Assets	$6,275,531	$19,429,139	$—		$25,704,670

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $84,515 of securities loaned (cost $17,908,661)	$18,347,838
Repurchase agreements, at value (cost $6,995,879)	6,995,879
Cash	26
Segregated cash with broker	262,700
Unrealized appreciation on swap agreements	334,054
Receivables:
Fund shares sold	7,818,511
Swap settlement	134,847
Interest	41,953
Variation margin on futures contracts	18,260
Dividends	5,586
Securities sold	2,573
Securities lending income	111
Total assets	33,962,338

Liabilities:
Payable for:
Fund shares redeemed	4,669,263
Return of securities lending collateral	86,050
Management fees	26,285
Distribution and service fees	7,593
Transfer agent and administrative fees	7,302
Portfolio accounting fees	4,381
Securities purchased	1,458
Trustees’ fees*	687
Miscellaneous	19,209
Total liabilities	4,822,228
Commitments and contingent liabilities (Note 12)	—
Net Assets	$29,140,110

Net assets consist of:
Paid in capital	$28,974,417
Total distributable earnings (loss)	165,693
Net assets	$29,140,110

A-Class:
Net assets	$3,377,397
Capital shares outstanding	24,417
Net asset value per share	$138.32
Maximum offering price per share (Net asset value divided by 95.25%)	$145.22

C-Class:
Net assets	$467,115
Capital shares outstanding	3,759
Net asset value per share	$124.27

H-Class:
Net assets	$25,295,598
Capital shares outstanding	183,713
Net asset value per share	$137.69

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $32)	$97,389
Interest	545,177
Income from securities lending, net	4,759
Total investment income	647,325

Expenses:
Management fees	318,212
Distribution and service fees:
A-Class	9,767
C-Class	5,904
H-Class	77,153
Transfer agent and administrative fees	88,393
Registration fees	56,940
Portfolio accounting fees	53,037
Trustees' fees*	17,590
Custodian fees	4,649
Line of credit fees	267
Miscellaneous	35,074
Total expenses	666,986
Net investment loss	(19,661)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(714,679)
Swap agreements	3,909,143
Futures contracts	(2,246,176)
Net realized gain	948,288
Net change in unrealized appreciation (depreciation) on:
Investments	226,952
Swap agreements	(97,890)
Futures contracts	(101,770)
Net change in unrealized appreciation (depreciation)	27,292
Net realized and unrealized gain	975,580
Net increase in net assets resulting from operations	$955,919

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(19,661)	$(260,579)
Net realized gain on investments	948,288	8,471,675
Net change in unrealized appreciation (depreciation) on investments	27,292	(1,189,882)
Net increase in net assets resulting from operations	955,919	7,021,214

Distributions to shareholders:
A-Class	—	(104,472)[1]
C-Class	—	(26,569)[1]
H-Class	—	(838,798)[1]
Total distributions to shareholders	—	(969,839)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,826,555	12,411,841
C-Class	3,205,730	13,908,760
H-Class	1,469,808,111	1,864,813,592
Distributions reinvested
A-Class	—	85,265
C-Class	—	25,762
H-Class	—	786,725
Cost of shares redeemed
A-Class	(6,206,303)	(12,476,690)
C-Class	(3,428,845)	(14,213,539)
H-Class	(1,478,603,869)	(1,871,971,133)
Net decrease from capital share transactions	(9,398,621)	(6,629,417)
Net decrease in net assets	(8,442,702)	(578,042)

Net assets:
Beginning of year	37,582,812	38,160,854
End of year	$29,140,110	$37,582,812

Capital share activity:
Shares sold
A-Class	41,985	91,009
C-Class	24,729	111,038
H-Class	9,836,233	13,845,640
Shares issued from reinvestment of distributions
A-Class	—	583
C-Class	—	194
H-Class	—	5,389
Shares redeemed
A-Class	(44,494)	(91,522)
C-Class	(26,240)	(113,343)
H-Class	(9,883,835)	(13,894,943)
Net decrease in shares	(51,622)	(45,955)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$143.22	$123.80	$82.01	$116.47	$104.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.80)	(1.18)	(.99)	(1.01)
Net gain (loss) on investments (realized and unrealized)	(4.94)[d]	23.97	42.97	(25.20)	13.05
Total from investment operations	(4.90)	23.17	41.79	(26.19)	12.04
Less distributions from:
Net realized gains	—	(3.75)	—	(8.27)	(.46)
Total distributions	—	(3.75)	—	(8.27)	(.46)
Net asset value, end of period	$138.32	$143.22	$123.80	$82.01	$116.47

Total Return[b]	(3.42%)	18.66%	50.95%	(23.11%)	11.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,377	$3,856	$3,325	$3,125	$4,490
Ratios to average net assets:
Net investment income (loss)	0.03%	(0.59%)	(1.14%)	(1.00%)	(0.98%)
Total expenses	1.85%	1.78%	1.82%	1.78%	1.80%
Portfolio turnover rate	507%	526%	810%	296%	620%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$129.63	$113.17	$75.52	$108.82	$98.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.01)	(1.71)	(1.70)	(1.62)	(1.89)
Net gain (loss) on investments (realized and unrealized)	(4.35)[d]	21.92	39.35	(23.41)	12.41
Total from investment operations	(5.36)	20.21	37.65	(25.03)	10.52
Less distributions from:
Net realized gains	—	(3.75)	—	(8.27)	(.46)
Total distributions	—	(3.75)	—	(8.27)	(.46)
Net asset value, end of period	$124.27	$129.63	$113.17	$75.52	$108.82

Total Return[b]	(4.13%)	17.78%	49.83%	(23.68%)	10.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$467	$683	$835	$987	$1,739
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(1.37%)	(1.85%)	(1.74%)	(1.97%)
Total expenses	2.59%	2.52%	2.58%	2.52%	2.75%
Portfolio turnover rate	507%	526%	810%	296%	620%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$142.85	$123.54	$81.88	$116.28	$104.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.83)	(1.05)	(1.10)	(.95)
Net gain (loss) on investments (realized and unrealized)	(5.08)[d]	23.89	42.71	(25.03)	12.96
Total from investment operations	(5.16)	23.06	41.66	(26.13)	12.01
Less distributions from:
Net realized gains	—	(3.75)	—	(8.27)	(.46)
Total distributions	—	(3.75)	—	(8.27)	(.46)
Net asset value, end of period	$137.69	$142.85	$123.54	$81.88	$116.28

Total Return	(3.61%)	18.59%	50.87%	(23.10%)	11.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,296	$33,043	$34,001	$16,793	$129,475
Ratios to average net assets:
Net investment income (loss)	(0.05%)	(0.66%)	(1.09%)	(1.12%)	(0.95%)
Total expenses	1.88%	1.81%	1.85%	1.81%	1.81%
Portfolio turnover rate	507%	526%	810%	296%	620%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 3:1 share split effective October 31, 2016.
[d]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INVERSE RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Inverse Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Russell 2000® Index. Inverse Russell 2000® 2x Strategy Fund H-Class returned -8.74%, while the Russell 2000® Index returned 2.05% over the same period.

Among sectors, the leading performance contributor to the underlying index during the period was Technology, followed by Utilities. The leading detractors from the performance of the underlying index were Energy and Industrials.

Etsy, Inc., Trade Desk, Inc. — Class A, and Sarepta Therapeutics, Inc. were the largest contributors to performance of the underlying index for the period. Nektar Therapeutics, Maxar Technologies, Inc., and McDermott International, Inc. were the leading detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 5 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 97

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

98 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(8.71%)	(19.65%)	(34.96%)
A-Class Shares with sales charge†	(13.04%)	(20.43%)	(35.27%)
C-Class Shares	(9.40%)	(20.26%)	(35.39%)
C-Class Shares with CDSC‡	(10.30%)	(20.26%)	(35.39%)
H-Class Shares	(8.74%)	(19.68%)	(34.97%)
Russell 2000 Index	2.05%	9.97%	18.00%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS	March 31, 2019
INVERSE RUSSELL 2000® 2x STRATEGY FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 36.1%
Federal Farm Credit Bank
2.70% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[1]	$1,250,000	$1,248,934
2.55% (U.S. Prime Rate - 2.95%, Rate Floor: 0.00%) due 07/20/20[1]	1,000,000	1,000,323
2.71% (3 Month USD LIBOR - 0.08%, Rate Floor: 0.00%) due 01/15/21[1]	500,000	499,651
Federal Home Loan Bank
2.92% (3 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 07/01/20[1]	2,000,000	2,005,333
2.50% due 10/26/22[2]	500,000	500,112
Freddie Mac
2.25% due 11/02/22[2]	500,000	500,094
Total Federal Agency Notes
(Cost $5,755,108)		5,754,447

U.S. TREASURY BILLS†† - 8.2%
U.S. Treasury Bills
2.39% due 05/07/19[3,4]	1,150,000	1,147,256
2.31% due 04/02/19[4]	151,000	150,990
Total U.S. Treasury Bills
(Cost $1,298,245)		1,298,246
REPURCHASE AGREEMENTS††,5 - 62.2%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[3]	6,715,044	6,715,044
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[3]	1,678,761	1,678,761
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[3]	1,503,628	1,503,628
Total Repurchase Agreements
(Cost $9,897,433)		9,897,433

Total Investments - 106.5%
(Cost $16,950,786)		$16,950,126
Other Assets & Liabilities, net - (6.5)%		(1,027,159)
Total Net Assets - 100.0%		$15,922,967

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Russell 2000 Index	(1.91%)	At Maturity	04/30/19	6,696	$10,310,837	$(117,240)
BNP Paribas	Russell 2000 Index	(2.00%)	At Maturity	04/29/19	13,986	21,534,563	(241,825)
						$31,845,400	$(359,065)

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2019. See table below for additional step information for each security.

[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
INVERSE RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$5,754,447	$—	$5,754,447
U.S. Treasury Bills	—	1,298,246	—	1,298,246
Repurchase Agreements	—	9,897,433	—	9,897,433
Total Assets	$—	$16,950,126	$—	$16,950,126

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$359,065	$—	$359,065

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Federal Home Loan Bank, 2.50% due 10/26/22	2.75%	04/27/19	3.00% - 6.00%	07/27/19 - 07/27/22
Freddie Mac, 2.25% due 11/02/22	2.75%	05/03/19	3.25% - 5.50%	11/03/19 - 05/03/22

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value (cost $7,053,353)	$7,052,693
Repurchase agreements, at value (cost $9,897,433)	9,897,433
Segregated cash with broker	70,000
Receivables:
Fund shares sold	612,469
Interest	33,182
Total assets	17,665,777

Liabilities:
Unrealized depreciation on swap agreements	359,065
Payable for:
Fund shares redeemed	1,307,748
Swap settlement	42,827
Management fees	12,419
Distribution and service fees	3,693
Transfer agent and administrative fees	3,450
Portfolio accounting fees	2,070
Trustees’ fees*	292
Miscellaneous	11,246
Total liabilities	1,742,810
Commitments and contingent liabilities (Note 12)	—
Net assets	$15,922,967

Net assets consist of:
Paid in capital	$77,479,881
Total distributable earnings (loss)	(61,556,914)
Net assets	$15,922,967

A-Class:
Net assets	$9,244,845
Capital shares outstanding	211,020
Net asset value per share	$43.81
Maximum offering price per share (Net asset value divided by 95.25%)	$45.99

C-Class:
Net assets	$405,097
Capital shares outstanding	10,223
Net asset value per share	$39.63

H-Class:
Net assets	$6,273,025
Capital shares outstanding	143,813
Net asset value per share	$43.62

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Interest	$325,168
Total investment income	325,168

Expenses:
Management fees	135,322
Distribution and service fees:
A-Class	16,135
C-Class	3,372
H-Class	20,615
Transfer agent and administrative fees	37,591
Registration fees	18,359
Portfolio accounting fees	22,556
Trustees’ fees*	11,873
Custodian fees	1,974
Line of credit fees	61
Miscellaneous	18,880
Total expenses	286,738
Net investment income	38,430

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	317
Swap agreements	(2,395,371)
Futures contracts	165,678
Net realized loss	(2,229,376)
Net change in unrealized appreciation (depreciation) on:
Investments	3,001
Swap agreements	(213,786)
Futures contracts	(91,282)
Net change in unrealized appreciation (depreciation)	(302,067)
Net realized and unrealized loss	(2,531,443)
Net decrease in net assets resulting from operations	$(2,493,013)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$38,430	$(102,791)
Net realized loss on investments	(2,229,376)	(2,906,380)
Net change in unrealized appreciation (depreciation) on investments	(302,067)	256,125
Net decrease in net assets resulting from operations	(2,493,013)	(2,753,046)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,325,063	20,737,874
C-Class	2,674,682	17,489,310
H-Class	548,592,441	663,734,760
Cost of shares redeemed
A-Class	(3,203,459)	(16,380,293)
C-Class	(2,569,800)	(17,782,534)
H-Class	(547,409,393)	(670,949,369)
Net increase (decrease) from capital share transactions	5,409,534	(3,150,252)
Net increase (decrease) in net assets	2,916,521	(5,903,298)

Net assets:
Beginning of year	13,006,446	18,909,744
End of year	$15,922,967	$13,006,446

Capital share activity:
Shares sold
A-Class	150,272	386,791
C-Class	67,545	348,146
H-Class	12,623,441	12,271,206
Shares redeemed
A-Class	(65,881)	(286,356)
C-Class	(65,278)	(353,150)
H-Class	(12,617,331)	(12,399,374)
Net increase (decrease) in shares	92,768	(32,737)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$47.99	$62.44	$108.34	$100.19	$130.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	(.27)	(1.15)	(1.88)	(2.24)
Net gain (loss) on investments (realized and unrealized)	(4.33)	(14.18)	(44.75)	10.03	(28.37)
Total from investment operations	(4.18)	(14.45)	(45.90)	8.15	(30.61)
Net asset value, end of period	$43.81	$47.99	$62.44	$108.34	$100.19

Total Return[b]	(8.71%)	(23.14%)	(42.36%)	8.10%	(23.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,245	$6,076	$1,636	$1,364	$516
Ratios to average net assets:
Net investment income (loss)	0.34%	(0.54%)	(1.44%)	(1.67%)	(1.77%)
Total expenses	1.89%	1.78%	1.73%	1.80%	1.78%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$43.74	$57.33	$100.17	$93.32	$122.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.71)	(1.63)	(2.48)	(2.96)
Net gain (loss) on investments (realized and unrealized)	(3.93)	(12.88)	(41.21)	9.33	(26.64)
Total from investment operations	(4.11)	(13.59)	(42.84)	6.85	(29.60)
Net asset value, end of period	$39.63	$43.74	$57.33	$100.17	$93.32

Total Return[b]	(9.40%)	(23.70%)	(42.77%)	7.33%	(24.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$405	$348	$743	$820	$664
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(1.44%)	(2.23%)	(2.44%)	(2.55%)
Total expenses	2.63%	2.55%	2.76%	2.56%	2.56%
Portfolio turnover rate	—	—	—	—	—

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$47.80	$62.18	$107.91	$99.84	$130.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	(.36)	(1.19)	(1.84)	(2.24)
Net gain (loss) on investments (realized and unrealized)	(4.27)	(14.02)	(44.54)	9.91	(28.39)
Total from investment operations	(4.18)	(14.38)	(45.73)	8.07	(30.63)
Net asset value, end of period	$43.62	$47.80	$62.18	$107.91	$99.84

Total Return	(8.74%)	(23.11%)	(42.39%)	8.09%	(23.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,273	$6,582	$16,531	$46,803	$10,508
Ratios to average net assets:
Net investment income (loss)	0.22%	(0.68%)	(1.46%)	(1.69%)	(1.80%)
Total expenses	1.89%	1.80%	1.84%	1.81%	1.82%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Dynamic Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company, of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of three separate classes of shares: A-Class shares, C-Class shares, and H-Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. At March 31, 2019, the Trust consisted of eight funds.

C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the S&P 500® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Russell 2000® 2x Strategy Fund and Inverse Russell 2000® 2x Strategy Fund (the “Funds”), each a non-diversified investment company. At March 31, 2019, only A-Class, C-Class and H-Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets, as of the respective time of calculation.These financial statements are based on the March 31, 2019, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

106 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax

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regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

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Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	$22,639,747	$—
Inverse S&P 500® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	3,935,513
NASDAQ-100® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	147,768,589	—
Inverse NASDAQ-100® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	4,399,890
Dow 2x Strategy Fund	Index Exposure, Leverage, Liquidity	7,485,554	—
Inverse Dow 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	726,758
Russell 2000® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	3,841,198	—
Inverse Russell 2000® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	1,910,956

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or a custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing total return or custom basket swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
S&P 500® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	$181,021,079	$—
Inverse S&P 500® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	54,991,600
NASDAQ-100® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	357,323,604	—
Inverse NASDAQ-100® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	27,461,165
Dow 2x Strategy Fund	Index Exposure, Leverage, Liquidity	47,644,126	—
Inverse Dow 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	17,307,911
Russell 2000® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	53,157,662	—
Inverse Russell 2000® 2x Strategy Fund	Index Exposure, Leverage, Liquidity	—	30,610,332

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin on futures contracts	Variation margin on futures contracts
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2019
S&P 500® 2x Strategy Fund	$357,343	$1,254,907	$1,612,250
NASDAQ-100® 2x Strategy Fund	3,702,186	3,726,503	7,428,689
Dow 2x Strategy Fund	17,523	524,090	541,613
Russell 2000® 2x Strategy Fund	26,899	334,054	360,953

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2019
Inverse S&P 500® 2x Strategy Fund	$216,601	$294,224	$510,825
Inverse NASDAQ-100® 2x Strategy Fund	41,883	220,791	262,674
Inverse Dow 2x Strategy Fund	—	124,319	124,319
Inverse Russell 2000® 2x Strategy Fund	—	359,065	359,065

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Total
S&P 500® 2x Strategy Fund	$2,254,377	$396,710	$2,651,087
Inverse S&P 500® 2x Strategy Fund	(555,225)	(6,331,834)	(6,887,059)
NASDAQ-100® 2x Strategy Fund	(16,388,428)	50,939,831	34,551,403
Inverse NASDAQ-100® 2x Strategy Fund	3,848,029	(2,017,834)	1,830,195
Dow 2x Strategy Fund	(660,918)	3,691,488	3,030,570
Inverse Dow 2x Strategy Fund	(324,017)	(2,038,725)	(2,362,742)
Russell 2000® 2x Strategy Fund	(2,246,176)	3,909,143	1,662,967
Inverse Russell 2000® 2x Strategy Fund	165,678	(2,395,371)	(2,229,693)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Total
S&P 500® 2x Strategy Fund	$303,719	$(84,166)	$219,553
Inverse S&P 500® 2x Strategy Fund	(330,832)	(73,956)	(404,788)
NASDAQ-100® 2x Strategy Fund	7,091,286	(2,409,285)	4,682,001
Inverse NASDAQ-100® 2x Strategy Fund	(144,958)	(339,861)	(484,819)
Dow 2x Strategy Fund	(93,161)	(136,955)	(230,116)
Inverse Dow 2x Strategy Fund	(10,603)	(14,397)	(25,000)
Russell 2000® 2x Strategy Fund	(101,770)	(97,890)	(199,660)
Inverse Russell 2000® 2x Strategy Fund	(91,282)	(213,786)	(305,068)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/

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NOTES TO FINANCIAL STATEMENTS (continued)

receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
S&P 500® 2x Strategy Fund	Swap equity contracts	$1,254,907	$—	$1,254,907	$—	$—	$1,254,907
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	3,726,503	—	3,726,503	—	—	3,726,503
Dow 2x Strategy Fund	Swap equity contracts	524,090	—	524,090	—	—	524,090
Russell 2000® 2x Strategy Fund	Swap equity contracts	334,054	—	334,054	—	—	334,054

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® 2x Strategy Fund	Swap equity contracts	$294,224	$—	$294,224	$(48,541)	$(245,683)	$—
Inverse NASDAQ-100® 2x Strategy Fund	Swap equity contracts	220,791	—	220,791	(220,791)	—	—
Inverse Dow 2x Strategy Fund	Swap equity contracts	124,319	—	124,319	(124,319)	—	—
Inverse Russell 2000® 2x Strategy Fund	Swap equity contracts	359,065	—	359,065	(289,065)	(70,000)	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2019.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
S&P 500® 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	$1,373,074	$—
Inverse S&P 500® 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	1,631,946	—
	Goldman Sachs Group	Futures contracts	52,892	—
Inverse S&P 500® 2x Strategy Fund Total			1,684,838	—
NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	3,290,000	—
	Goldman Sachs Group	Futures contracts	312,920	—
NASDAQ-100® 2x Strategy Fund Total			3,602,920	—
Inverse NASDAQ-100® 2x Strategy Fund	Goldman Sachs Group	Futures contracts	60,100	—
Dow 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	9,758	—
	Goldman Sachs Group	Futures contracts	28,900	—
Dow 2x Strategy Fund Total			38,658
Russell 2000® 2x Strategy Fund	Goldman Sachs Group	Futures contracts	262,700	—
Inverse Russell 2000® 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	70,000	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® 2x Strategy Fund	0.90%
Inverse S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® 2x Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Inverse Russell 2000® 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2019, GFD retained sales charges of $38,174 relating to sales of A-Class shares of the Trust.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Funds’ average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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At March 31, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Note
2.55%			2.13%
Due 04/01/19	$59,481,056	$59,493,695	01/31/21	$60,670,400	$60,670,703

Bank of America Merrill Lynch			U.S. Treasury Bond
2.55%			2.51%
Due 04/01/19	14,870,263	14,873,424	01/31/21	15,122,700	15,167,698

Barclays Capital			U.S. TIP Note
2.40%			2.13%
Due 04/01/19	13,318,959	13,321,623	02/15/40	10,895,010	13,585,342

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® 2x Strategy Fund	$109,301	$(109,301)	$—	$112,028	$—	$112,028
NASDAQ-100® 2x Strategy Fund	1,936,528	(1,936,528)	—	1,958,393	—	1,958,393
Russell 2000® 2x Strategy Fund	84,515	(84,515)	—	86,050	—	86,050

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

There were no distributions paid by the Funds during the year ended March 31, 2019.

The tax character of distributions paid during the year ended March 29, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® 2x Strategy Fund	$8,214,550	$—	$8,214,550
NASDAQ-100® 2x Strategy Fund	55,687,549	39,509	55,727,058
Dow 2x Strategy Fund	4,217,769	—	4,217,769
Russell 2000® 2x Strategy Fund	969,839	—	969,839

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
S&P 500® 2x Strategy Fund	$—	$—	$13,130,345	$—	$13,130,345
Inverse S&P 500® 2x Strategy Fund	70,316	—	(290,466)	(179,415,622)	(179,635,772)
NASDAQ-100® 2x Strategy Fund	4,098,599	—	87,458,347	—	91,556,946
Inverse NASDAQ-100® 2x Strategy Fund	4,376	—	(220,058)	(106,044,312)	(106,259,994)
Dow 2x Strategy Fund	360,912	—	7,258,978	—	7,619,890
Inverse Dow 2x Strategy Fund	11,887	—	(124,573)	(39,922,887)	(40,035,573)
Russell 2000® 2x Strategy Fund	—	—	165,693	—	165,693
Inverse Russell 2000® 2x Strategy Fund	38,430	—	(359,725)	(61,235,619)	(61,556,914)

For federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2019, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss Carryforward
Fund	Short-Term	Long-Term
Inverse S&P 500® 2x Strategy Fund	$(158,288,902)	$(21,126,720)	$(179,415,622)
Inverse NASDAQ-100® 2x Strategy Fund	(100,562,115)	(5,482,197)	(106,044,312)
Inverse Dow 2x Strategy Fund	(35,893,127)	(4,029,760)	(39,922,887)
Inverse Russell 2000® 2x Strategy Fund	(55,010,883)	(6,224,736)	(61,235,619)

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2019, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Inverse NASDAQ-100® 2x Strategy Fund	$—	$1,685,835	$1,685,835

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the "mark-to-market," recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses and the "mark-to-market" of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® 2x Strategy Fund	$6,709,757	$(6,709,757)
NASDAQ-100® 2x Strategy Fund	50,318,413	(50,318,413)
Dow 2x Strategy Fund	3,949,311	(3,949,311)
Russell 2000® 2x Strategy Fund	900,698	(900,698)

At March 31, 2019, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
S&P 500® 2x Strategy Fund	$122,367,191	$13,535,913	$(405,568)	$13,130,345
Inverse S&P 500® 2x Strategy Fund	19,606,020	4,968	(295,434)	(290,466)
NASDAQ-100® 2x Strategy Fund	349,805,619	89,040,632	(1,582,285)	87,458,347
Inverse NASDAQ-100® 2x Strategy Fund	14,206,890	852	(220,910)	(220,058)
Dow 2x Strategy Fund	36,861,251	7,304,503	(45,525)	7,258,978
Inverse Dow 2x Strategy Fund	5,552,206	410	(124,983)	(124,573)
Russell 2000® 2x Strategy Fund	25,512,079	287,135	(121,442)	165,693
Inverse Russell 2000® 2x Strategy Fund	16,950,786	1,056	(360,781)	(359,725)

Note 9 – Securities Transactions

For the year ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® 2x Strategy Fund	$443,885,456	$457,920,102
NASDAQ-100® 2x Strategy Fund	382,449,757	436,859,701
Dow 2x Strategy Fund	96,555,365	109,013,184
Russell 2000® 2x Strategy Fund	40,795,013	40,937,519

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

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NOTES TO FINANCIAL STATEMENTS (continued)

Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® 2x Strategy Fund	$316,030,811	$221,133,939	$3,673,041
NASDAQ-100® 2x Strategy Fund	188,350,314	142,233,590	1,374,734
Dow 2x Strategy Fund	53,544,695	48,667,091	344,880
Russell 2000® 2x Strategy Fund	23,653,324	31,976,534	(434,945)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.15% for the year ended March 31, 2019. The Funds did not have any borrowings outstanding under this agreement at March 31, 2019.

The average daily balances borrowed for the year ended March 31, 2019, were as follows:

Fund	Average Balance
S&P 500® 2x Strategy Fund	$14,340
Inverse S&P 500® 2x Strategy Fund	6,225
NASDAQ-100® 2x Strategy Fund	71,326
Inverse NASDAQ-100® 2x Strategy Fund	1,129
Dow 2x Strategy Fund	3,178
Inverse Dow 2x Strategy Fund	2,008
Russell 2000® 2x Strategy Fund	8,342
Inverse Russell 2000® 2x Strategy Fund	1,860

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. As of March 31, 2019, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Funds have fully adopted the provisions of the ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Dynamic Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Dynamic Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and

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NOTES TO FINANCIAL STATEMENTS (continued)

shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Dynamic Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Dynamic Funds has been named as a putative member of the proposed defendant class of shareholders in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation.

On March 27, 2019, the court held a telephone conference and decided to allow plaintiff to file a motion for leave to amend. On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Dynamic Funds. The following series of Rydex Dynamic Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: S&P 500 2x Strategy Fund (the “Fund”). The value of the proceeds received by the foregoing Fund was $52,020. At this stage of the proceedings, Rydex Dynamic Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

120 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Rydex Dynamic Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Rydex Dynamic Funds (the “Trust”) (comprising the S&P 500® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Russell 2000® 2x Strategy Fund and Inverse Russell 2000® 2x Strategy Fund (collectively referred to as the “Funds”)),including the schedules of investments, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Rydex Dynamic Funds at March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 23, 2019

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

With respect to the taxable year ended March 31, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® 2x Strategy Fund	$—	$2,686,942
NASDAQ-100® 2x Strategy Fund	—	3,889,903
Dow 2x Strategy Fund	—	419,031

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1999-present); Member of the Audit Committee (1999-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1999-present); Chairman and Member of the Audit Committee (1999-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Former: Epiphany Funds (2) (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present); and Chairwoman (January 2019-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Managing Director, Guggenheim Investments (2010-present); Senior Vice President, Security Investors, LLC (2010-present); Vice President, certain other funds in the Fund Complex (2000-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC and Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	President (2017-present)

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS ANNUAL REPORT | 125

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE RYDEX FUNDS ANNUAL REPORT | 127

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2019 and March 29, 2018 were $146,006 and $147,640, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended March 31, 2019 and March 29, 2018 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 31, 2019 and March 29, 2018 were $0 and $0, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2019 and March 29, 2018 were $74,464 and $65,483, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2019 and March 29, 2018 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $74,464 and $65,483, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Dynamic Funds

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	June 7, 2019

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	June 7, 2019

*	Print the name and title of each signing officer under his or her signature.